As filed with the Securities and Exchange Commission on February 7, 2017

File No. 333-215072

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

NUVEEN PREFERRED INCOME OPPORTUNITIES FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Gifford R. Zimmerman

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	7,816,931 Shares	$10.30(2)	$80,514,389.30	$9,331.62

(1)	Transmitted prior to filing. A registration fee of $1.18 was previously paid in connection with the initial filing.
(2)	Net asset value per common share on January 25, 2017.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN FLEXIBLE INVESTMENT INCOME FUND (JPW)

[•], 2017

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.	You are receiving the Proxy Statement/Prospectus as a holder of common shares of Nuveen Flexible Investment Income Fund (the “Target Fund”) in connection with the annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Target Fund will vote on the following proposals:

•	the election of members of the Target Fund’s Board of Trustees (the “Board”) (the list of specific nominees is contained in the enclosed Proxy Statement/Prospectus); and

•

the reorganization of the Target Fund into Nuveen Preferred Income Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” or each individually, a “Fund”) (the “Reorganization”).

The Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Proposal Regarding the Reorganization

Q.	Why has the Board recommended the Reorganization proposal?

A.	Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the Board believes that the proposed Reorganization may benefit shareholders of the Target Fund (relative to not pursuing the Reorganization) in a number of ways, including, among other things:

•	the potential for a higher common share net earnings rate;

•	lower management fee and administrative expenses (excluding the costs of leverage) as certain fixed costs are spread over a larger asset base; and

•	the potential for improved secondary market trading prices relative to net asset value.

Q.	As a result of the Reorganization, will shareholders of the Target Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganization, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which Target Fund shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of the Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Following the Reorganization, common shareholders of the Target Fund will hold a smaller percentage of the outstanding common shares of the Acquiring Fund as compared to their percentage holdings of the Target Fund prior to the Reorganization, and thus, a reduced percentage of ownership in the larger Acquiring Fund following the Reorganization than they held in the Target Fund.

Q.	How will the Reorganization impact fees and expenses?

A.	The pro forma expense ratio of the Acquiring Fund following the Reorganization, including the costs of leverage, expressed as a percentage of net assets applicable to common shares as of July 31, 2016, is estimated to be approximately 18 basis points (0.18%) lower than the total expense ratio of the Target Fund. In addition, the Reorganization is intended to result in a lower effective management fee rate as a percentage of managed assets for shareholders of the Target Fund (as shareholders of the Acquiring Fund following the Reorganization).

See the Comparative Fee Table on page 38 of the enclosed Proxy Statement/Prospectus for more detailed information regarding fees and expenses.

Q.	Will the Reorganization impact Fund distributions to common shareholders?

A.	The Target Fund has a cash flow distribution policy in which the rate of distributions to common shareholders roughly corresponds to the cash flow received from investments in portfolio securities, net of the Fund’s fees and expenses. The Acquiring Fund has an income-only distribution policy, and thus may tend to pay dividends at a lower rate, depending on the extent to which cash flow received on portfolio securities may not constitute “income.” The Acquiring Fund will continue its income-only distribution policy, in which distributions are sourced entirely from net investment income, following the Reorganization.

In considering the Reorganization, the Board considered information from Nuveen Fund Advisors indicating that, under current market conditions, the Reorganization (including the change from a cash flow distribution policy to an income-only distribution policy) is not expected, at least in the short-term, to adversely impact the Acquiring Fund’s ability to pay distributions to common shareholders at a rate equal to or higher than the Target Fund’s current distribution rate, following the Reorganization.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	The Funds have similar investment objectives, policies and risks but there are some differences. Each Fund’s primary investment objective is high current income. The secondary investment

ii

objective of the Acquiring Fund is total return and the secondary investment objective of the Target Fund is capital appreciation. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through bank borrowings. The Acquiring Fund seeks to achieve its investment objective by investing primarily (80% of its managed assets) in preferred securities, while, in contrast, the Target Fund has the flexibility of investing throughout a company’s capital structure and has a policy of investing 80% of its managed assets in income producing securities. The Target Fund historically has invested to a lesser extent in preferred securities and to a greater extent in debt securities and common stock. The Acquiring Fund and Target Fund invests at least 50% and 25%, respectively, of their managed assets in securities that, at the time of investment, are investment grade quality. Under normal circumstances, each Fund will invest more than 25% of its managed assets in the securities of companies principally engaged in financial services. See “Comparison of the Acquiring Fund and the Target Fund—Investment Objectives and Policies” beginning on page 26 of the enclosed Proxy Statement/Prospectus for more detailed information.

Q.	How will the Acquiring Fund’s portfolio be managed following the Reorganization?

A.	NWQ Investment Management Company, LLC (“NWQ”) currently serves as the sub-adviser to the Target Fund. Nuveen Asset Management, LLC (“NAM”) and NWQ currently serve as the sub-advisers to the Acquiring Fund, each managing a portion of the Acquiring Fund’s investment portfolio, and will continue to manage the investment portfolio of the Acquiring Fund as investment sub-advisers following the closing of the Reorganization. As of the date of the enclosed Proxy Statement/Prospectus, based on current market conditions, the Adviser expects to allocate all or substantially all of the assets of the Target Fund to the portion of the Acquiring Fund’s portfolio sub-advised by NAM, which employs a debt-oriented approach, combining top-down relative value analysis of industry sectors with fundamental credit analysis.

Q.	Does the Reorganization constitute a taxable event for the Target Fund’s shareholders?

A.

No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s common shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund. As noted above, the Adviser currently expects to allocate all or substantially all of the assets of the Target Fund to the portion of the Acquiring Fund’s portfolio sub-advised by NAM. While NAM expects to reposition a significant portion (approximately 84%) of the Target Fund assets transferred to the Acquiring Fund following the Reorganization, such repositioning is expected to represent approximately 5% of the combined portfolio following the Reorganization due to the relatively small size of the Target Fund. To the extent the Acquiring Fund sells Target Fund assets following the Reorganization, the Acquiring Fund may

iii

recognize gains or losses, which may result in taxable distributions to Acquiring Fund shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization).

Q.	What will happen if the required shareholder approval in connection with the Reorganization is not obtained?

A.	The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at the Target Fund’s Annual Meeting, and certain other consents, confirmations and/or waivers from various third parties must also be obtained. Because the closing of the Reorganization is contingent upon the Target Fund obtaining such shareholder approval and each Fund satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote on the Reorganization proposal approve such proposal. If the Reorganization is not consummated, the Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the proposal or continuing to operate the Target Fund as a stand-alone Fund.

Q.	Will shareholders of the Target Fund have to pay any fees or expenses in connection with the Reorganization?

A.	Yes. Target Fund shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. The total costs of the Reorganization are estimated to be $570,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. The estimated allocation of the costs between the Funds is as follows: $40,000 (0.00% of net assets) for the Acquiring Fund and $530,000 (0.82% of net assets) for the Target Fund (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2016). The allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganization.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganization?

A.	If the shareholder approval and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about April 10, 2017, or as soon as practicable thereafter.

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Q.	How does the Board recommend that shareholders vote on the Reorganization?

A.	After careful consideration, the Board has determined that the Reorganization is in the best interests of the Target Fund and the Board recommends that you vote FOR the proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 866-300-0742 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the Target Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, the Target Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

v

[•], 2017

NUVEEN FLEXIBLE INVESTMENT INCOME FUND (JPW)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 7, 2017

To the Shareholders:

Notice is hereby given that an Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Flexible Investment Income Fund (the “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, March 7, 2017, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members. The common shareholders of the Target Fund voting to elect four (4) Class II Board Members. Board Members Adams, Kundert, Nelson and Toth are nominees for election.

2.	Agreement and Plan of Reorganization. The common shareholders of the Target Fund voting to approve the Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to Nuveen Preferred Income Opportunities Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Class II Board Members at the Annual Meeting so that the Target Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event the Agreement and Plan of Reorganization is not approved by the Target Fund’s shareholders or the reorganization is not consummated in a timely manner.

Only shareholders of record of the Target Fund as of the close of business on December 8, 2016 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Target Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

1

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2017

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT/PROSPECTUS

NUVEEN PREFERRED INCOME OPPORTUNITIES FUND (JPC)

AND

NUVEEN FLEXIBLE INVESTMENT INCOME FUND (JPW)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2017

This Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Flexible Investment Income Fund (the “Target Fund”), a diversified, closed-end management investment company, in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each Trustee, a “Board Member”), of the Target Fund for use at the Annual Meeting of Shareholders of the Target Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, March 7, 2017, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The Target Fund is organized as a Massachusetts business trust. The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about February [•], 2017. Shareholders of record of the Target Fund as of the close of business on December 8, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Proxy Statement/Prospectus or investing in Nuveen Preferred Income Opportunities Fund (the “Acquiring Fund”). Please read it carefully and keep it for future reference.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of the Target Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposals by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Pursuant to this Proxy Statement/Prospectus, common shareholders of the Target Fund are being solicited to vote on the following proposals:

Proposal No. 1.	To elect four (4) Class II Board Members.

Proposal No. 2.	To approve the Agreement and Plan of Reorganization.

Shareholders of the Target Fund are being solicited to vote on the election of four (4) Class II Board Members to avoid vacancies on the Board in the event the Agreement and Plan of Reorganization is not approved or the reorganization is not consummated in a timely manner.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the broker or nominee, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a proposal. Assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 1 and will have the same effect as a vote against Proposal 2.

Broker-dealer firms holding shares of the Target Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Target Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter, while Proposal 2 is a non-routine matter. Accordingly, broker-dealers may have authority to vote shares of customers or clients who do not provide instructions with respect to Proposal 1 but not with respect to Proposal 2.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of the Target Fund as of the close of business on December 8, 2016 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional common share held.

As of December 8, 2016, the shares of the Funds issued and outstanding were as follows:

Fund (Ticker Symbol)	Common Shares(1)
Acquiring Fund (JPC)	96,897,256.95
Target Fund (JPW)	3,698,750

(1)	The common shares of the Funds are listed on the NYSE. Upon the closing of the Reorganization (as defined below), it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE.

With respect to the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) pursuant to the terms of the Agreement and Plan of Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement/Prospectus.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at the Target Fund’s Annual Meeting, and certain other consents, confirmations and/or waivers from various third parties must also be obtained. Because the closing of the Reorganization is contingent upon the Target Fund obtaining such shareholder approval and each Fund satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote on the Reorganization proposal approve such proposal. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Fund.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganization, dated [•], 2017 (the “Reorganization SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended July 31, 2016 (File No. 811-21293); and

(3)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Fund’s Annual Report for the fiscal year ended July 31, 2016 (File No. 811-22820).

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Flexible Investment Income Merger SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549, or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Funds are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

PROXY STATEMENT/PROSPECTUS

[•], 2017

NUVEEN FLEXIBLE INVESTMENT INCOME FUND (JPW)

v

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

Pursuant to the organizational documents of the Target Fund, a Massachusetts business trust, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

Four (4) Board Members are to be elected by holders of common shares. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members to serve for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans, Schneider, Moschner and Cook, have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to continue to serve as a Board Member of the Target Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s then-present Board.

Board Members Hunter, Stockdale, Stone and Wolff were last elected to the Target Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016. Board Members Adams, Kundert, Nelson and Toth were last elected to the Target Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 11, 2014. Board Members Evans and Schneider were last elected to the Target Fund’s Board as Class III Board members at the annual meeting of shareholders held on March 26, 2015. On June 22, 2016, Margo L. Cook and Albin F. Moschner were appointed as Board Members and designated as Class III Board Members for the Target Fund, effective July 1, 2016.

Other than Board Members Adams and Cook, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Target Fund or Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to the Target Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The proposal regarding the election of Board Members designated as Class II Board Members is submitted to shareholders for a vote at the Annual Meeting so that the Target Fund may continue to be governed by its current Board Members, and avoid vacancies on the Board, in the event that the Reorganization proposal (described under Proposal No. 2 herein) is not approved by the Target Fund’s shareholders or the Reorganization is not consummated in a timely manner.

The Board of the Target Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as a Class II Board Member.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Target Fund

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Med-America Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	182	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	182	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	182	Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	182	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	182	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	182	Director, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its investment committee; formerly, Member, Chicago Fellowship Board (2005-2006), formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	182	Member
of the
Board of
Directors
(since 2013)
of Travelers
Insurance
Company
of Canada
and The
Dominion
of Canada
General
Insurance
Company
(each, a
part of
Travelers
Canada,
the Canadian
operation
of The
Travelers
Companies,
					Inc.).
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margo L. Cook(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	182	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person” as defined in the 1940 Act by reason of his/her respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, NWQ Investment Management Company, LLC (“NWQ”), a sub-adviser to each Fund, Nuveen Asset Management, LLC (“NAM” and together with NWQ, the “Sub-Advisers” and each, a Sub-Adviser”), a sub-adviser to the Acquiring Fund, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, the Sub-Advisers or Nuveen Investments.

The dollar range of equity securities beneficially owned by each Board Member in the Target Fund and all Nuveen funds overseen by the Board Member as of December 31, 2016 is set forth in Appendix C. The number of shares of the Target Fund beneficially owned by each Board Member and by the Board Members and officers of the Target Fund as a group as of December 31, 2016 is also set forth in Appendix C. On December 31, 2016, Board Members and executive officers as a group beneficially owned approximately 1,700,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of December 31, 2016, each Board Member’s individual beneficial shareholdings of the Target Fund constituted less than 1% of the outstanding shares of the Fund. As of December 31, 2016, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Target Fund. Information regarding beneficial owners of more than 5% of any class of shares of each Fund, if any, is provided under “General Information—Shareholders of the Acquiring Fund and the Target Fund.”

Compensation

Effective January 1, 2017, each Independent Board Member receives a $177,500 annual retainer, plus: (a) a fee of $5,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Target Fund does not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Target Fund has no employees. The officers of the Target Fund and the Board Members of the Fund who are not Independent Board Members serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Target Fund to the Independent Board Member for its last fiscal year.

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth	Margaret L. Wolff(4)
Target Fund	$254	$348	$237	$—	$252	$280	$336	$249	$115	$354	$87
Total Compensation from Nuveen Funds Paid to Board Members(5)	$354,312	$332,500	$354,764	$70,000	$350,375	$393,412	$327,644	$346,482	$79,125	$349,767	$205,819

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan with the Target Fund, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Target Fund (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth	Margaret L. Wolff
Target Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
(2)	Mr. Moschner was appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds effective July 1, 2016. Mr. Moschner received no compensation from the Funds for the last fiscal year.
(3)	Ms. Stringer retired from the Board of Trustees/Directors of the Nuveen Funds effective December 31, 2015.
(4)	Ms. Wolff was appointed to the Board of Trustees/Directors of the Nuveen Funds effective February 15, 2016.
(5)	Based on the compensation paid (including any amounts deferred) to the Trustees for the one year period ended December 31, 2016, for services to the Nuveen Funds.

Board Leadership Structure and Risk Oversight

The Board of the Target Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Target Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Target Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of the Target Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds

Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. As of January 1, 2017, the members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended July 31, 2016, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2017, the members of the Dividend Committee are William C. Hunter, Chair, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended July 31, 2016, the Dividend Committee met five times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of January 1, 2017, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended July 31, 2016, the Closed-End Funds Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Target Fund and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolio. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2017, the members of the Audit Committee Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund. A copy of the Charter is attached as Appendix E. During the fiscal year ended July 31, 2016, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Target Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of January 1, 2017, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended July 31, 2016, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Target Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members, and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and the weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. As of January 1, 2017, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson,

Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended July 31, 2016, the Nominating and Governance Committee met six times.

During the Target Fund’s last fiscal year, the Fund’s Board held six regular meetings and nine special meetings and each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Target Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this Proxy Statement/Prospectus, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV. Mr. Adams, an interested Board Member of the Target Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team of TIAA Global Asset Management (“TGAM”), as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is currently Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook. Ms. Cook, appointed to serve as an interested Board Member of the Target Fund, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016,

prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team of TGAM, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006 to 2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson. Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider. Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as

well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale. Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth. Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012), Catalyst Schools of Chicago and is on the Mather Foundation Board (since 2012) and is Chair of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by common shareholders voting as a single class, each such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to his or her election or thereafter, in each case when his or her respective successor is duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of the Target Fund.

The Officers

The following table sets forth information with respect to each officer of the Target Fund. Officers receive no compensation from the Target Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC; Managing Director (since 2010) of Nuveen Investments Holdings, Inc.	75

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	183

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013–2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	183

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)
Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Senior Vice President (since 2016), formerly, Vice President (2011 – 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	183

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	183

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	183

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	183

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004–2010).	183

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	183

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	183

Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003) and Nuveen Investments Advisers, LLC (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	183

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 31, 2017.
(3)	Each officer also serves as an officer of the Diversified Real Asset Income Fund, a closed-end management investment company advised by the Adviser, but not overseen by the Board.

Shareholder Approval

The affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each nominee of the Target Fund. For purposes of determining the election of each nominee, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

The Target Fund has not issued preferred shares in the past; however, the Target Fund may issue preferred shares in the future to increase the Target Fund’s leverage. In that event, holders of such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining Board Members would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under the Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

The Target Fund’s Board unanimously recommends that shareholders vote FOR the election of the nominees.

PROPOSAL NO. 2—REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization. More complete information is contained elsewhere in this Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganization

The proposed Reorganization of the Target Fund into the Acquiring Fund is intended to reduce the Funds’ common shareholder fees and expenses, increase common share net earnings and increase investor appeal and, in turn, enhance secondary market trading prices of the common shares relative to net asset value.

Based on information provided by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the Board believes that the proposed Reorganization may benefit shareholders of the Target Fund (relative to not pursuing the Reorganization) in a number of ways, including, among other things:

•	The potential for a higher common share net earnings rate;

•	The potential for improved secondary market trading prices relative to net asset value; and

•

Lower management fee and administrative expense rates (excluding the costs of leverage) as certain fixed costs are spread over a larger asset base. See “Comparative Expense Information—Comparative Fee Table” and the accompanying footnotes below.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at the Target Fund’s Annual Meeting, and certain other consents, confirmations and/or waivers from various third parties must also be obtained. Because the closing of the Reorganization is contingent upon the Target Fund obtaining such shareholder approval and each Fund satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote on the Reorganization proposal approve such proposal. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 2—Information About the Reorganization—Reasons for the Reorganization.”

Portfolio Realignment. Based on current market conditions, the Adviser expects to allocate all or substantially all of the assets of the Target Fund to the portion of the Acquiring Fund’s portfolio sub-advised by Nuveen Asset Management, LLC (previously defined as “NAM”) NAM, which employs a debt-oriented approach combining top-down relative value analysis of industry sectors with fundamental credit analysis. In this connection, following the Reorganization, NAM expects to reposition a significant portion (approximately 84%) of the Target Fund assets transferred to the Acquiring Fund in order to pursue investment opportunities identified by NAM in the current market environment. Such repositioning is expected to represent approximately 5% of the combined portfolio following the Reorganization due to the relatively small size of the Target Fund. It is estimated that the portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $556,604 (0.05% of the Acquiring Fund Pro Forma net asset value on July 31, 2016), or $0.0057 per Acquiring Fund common share, based on average commission rates, if such sales had occurred on July 31, 2016. Brokerage commissions or other transaction costs incurred as a result of the portfolio repositioning will be borne indirectly by shareholders of the Acquiring Fund. The costs of the Reorganization do not include the foregoing costs associated with the portfolio repositioning. Capital gains from the portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income by the Acquiring Fund due to available capital loss carryforwards.

Summary of Key Terms of the Reorganization

The terms of the Reorganization of the Target Fund into the Acquiring Fund are set forth in an Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund. The Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (previously defined as the “Reorganization”). The aggregate net asset value of the Acquiring Fund common shares as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of such time. Prior to the Valuation Time, the net asset value of the Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, each Target Fund common shareholder entitled to receive such fractional shares will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. The Agreement and Plan of Reorganization may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following the Annual Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive, with respect to the proposed Reorganization, an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of the Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganization, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Target Fund are sold prior to the closing of the Reorganization, the Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Fund. To the extent such securities are sold following the closing of the Reorganization, the Acquiring Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Fund. Capital gains from the portfolio sales, if any, are not expected to result in increased distributions of net capital gain or net investment income by the Acquiring Fund due to available capital loss carryforwards.

Comparison of the Acquiring Fund and the Target Fund

General. The Acquiring Fund and the Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 27, 2003	Massachusetts	business trust
Target Fund	March 28, 2013	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	96,897,256.95	$0.01	None	None	NYSE
Target Fund	Unlimited	3,698,750	$0.01	None	None	NYSE

(1)	As of December 8, 2016.

Upon the closing of the Reorganization, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE.

Investment Objectives and Policies. The Funds have similar investment objectives. Each Fund’s primary investment objective is high current income. The secondary investment objective of the Acquiring Fund is total return and the secondary investment objective of the Target Fund is capital appreciation.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund to the current principal investment policies and strategies of the Target Fund as of the date of this Proxy Statement/Prospectus. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to leverage. Each Fund currently engages in leverage through bank borrowings.

Acquiring Fund	Target Fund	Differences

Principal Investments:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities, which for this purpose include contingent convertible capital instruments (sometimes referred to as “CoCos”), and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

Principal Investments:

Under normal circumstances the Fund will invest subject to the following policies (below) at least 80% of its Managed Assets in income producing securities issued by companies located anywhere in the world and up to 40% of its Managed Assets in equity securities (other than preferred securities).

The Acquiring Fund invests primarily in preferred securities while the Target Fund may invest in all types of income-producing securities, including debt securities and common stocks.

Credit Quality:

At least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. The Fund may currently invest up to 50% of its Managed Assets in securities rated below investment grade or that are unrated but judged to be of comparable quality by the Fund’s Adviser or Sub-Advisers.(1)

Credit Quality:

At least 25% of the aggregate market value of its investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ.(1)

The Target Fund may invest a greater percentage of its Managed Assets in below investment grade securities.

Financial Services Concentration: Under normal circumstances, the Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.	Financial Services Concentration: Under normal circumstances, the Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.	Identical.

Illiquid Securities: The Fund may invest up to 10% of its Managed Assets in securities and other instruments that, at the time of purchase, are illiquid.	Illiquid Securities: The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of purchase, are illiquid.	The Target Fund may invest a greater percentage of its Managed Assets in illiquid securities.

Acquiring Fund	Target Fund	Differences
Non-U.S. Issuers: The Fund is not limited in the amount of its investments in non-U.S. issuers.	Non-U.S. Issuers: The Fund may invest up to 50% of its Managed Assets in securities issued by non-U.S. companies.	The Acquiring Fund may invest a greater percentage of its Managed Assets in non-U.S. issuers.

Dollar-Denominated Securities: Under normal circumstances, the Fund may currently invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities.	Dollar-Denominated Securities: Under normal circumstances, the Fund will invest 100% of its Managed Assets in U.S. dollar-denominated securities.	The Acquiring Fund may invest a portion of its Managed Assets in non-U.S. dollar-denominated securities.

Emerging Markets: The Fund may invest up to 5% of the portion of its portfolio managed by NAM in preferred securities issued by companies located in emerging market countries.	Emerging Markets: The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

Since the Acquiring Fund’s investment limit applies only to a portion of its portfolio, the Acquiring Fund may invest a greater percentage of its Managed Assets in securities of issuers in emerging market countries.

Use of Derivatives:

The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.

Use of Derivatives:

The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.

Identical.

(1)	Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings (“Fitch”)), or are unrated but judged to be of comparable quality by the Adviser or Sub-Advisers. Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called “split-rated”).

Fund Allocation. A comparison of the investment allocations (as a percentage of net assets) of the portfolios of the Acquiring Fund and the Target Fund, as of July 31, 2016, is set forth in the table below.

Fund Allocation	Acquiring Fund	Target Fund
Common Stocks	5.1%	21.8%
$25 Par (or similar) Retail Preferred	60.8%	34.0%
Convertible Preferred Securities	1.6%	4.5%
Corporate Bonds	12.4%	64.4%
$1,000 Par (or similar) Institutional Preferred	59.3%	11.7%
Common Stock Rights	N/A	1.6%
Repurchase Agreements	0.6%	0.4%
Other Assets Less Liabilities	(0.2)%	0.8%

Net Assets Plus Borrowings	139.6%	139.2%
Borrowings	(39.6)%	(39.2)%

Net Assets	100.0%	100.0%

Leverage. Each Fund may utilize the following forms of leverage: (1) borrowings from a financial institution and (2) the issuance of preferred shares or other senior securities, such as commercial paper or notes. Additionally, the Funds may invest in portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and reverse repurchase agreements. Currently, each Fund employs financial leverage through bank borrowings.

Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2016	2015	2014
Asset Coverage Ratio(1)	352.59%	350.62%	357.18%
Regulatory Leverage Ratio(2)	28.36%	28.52%	28.00%
Effective Leverage Ratio(3)	28.36%	28.52%	28.00%

Target Fund	2016	2015	2014
Asset Coverage Ratio(1)	354.89%	329.58%	346.49%
Regulatory Leverage Ratio(2)	28.18%	30.34%	28.86%
Effective Leverage Ratio(3)	28.18%	30.34%	28.86%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by borrowings, preferred shares or senior securities representing indebtedness, if any, bears to the aggregate amount of borrowings, preferred shares and senior securities representing indebtedness issued by the Fund, if any.
(2)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio.

The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of the Acquiring Fund. The Acquiring Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Target Fund has not issued preferred shares to date.

Purchase of Shares. The common shares of each Fund, each a closed-end fund, are listed for trading on the NYSE, where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be greater than (premium) or less than (discount) net asset value.

Distribution Policy. The Target Fund has a cash flow distribution policy in which the rate of distributions to common shareholders roughly corresponds to the cash flow received from investments in portfolio securities, net of the Fund’s fees and expenses. The Acquiring Fund has an income-only distribution policy, and thus may tend to pay dividends at a lower rate, depending on the extent to which cash flow received on portfolio securities may not constitute “income.” The Acquiring Fund will continue its income-only distribution policy, in which distributions are sourced entirely from net investment income, following the Reorganization. Under current market conditions, the Reorganization (including the change from a cash flow distribution policy to an income-only distribution policy) is not expected, at least in the short-term, to adversely impact the Acquiring Fund’s ability to pay distributions to common shareholders at a rate equal to or higher than the Target Fund’s current distribution rate, following the Reorganization.

Board Members and Officers. The Funds have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by such Fund’s investment adviser under an investment management agreement between the Adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Effective July 1, 2016, each Fund has twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.” Additional information regarding the responsibilities of the Board Members with respect to the management of the Funds is also set forth under “Proposal No. 1—Election of Board Members,” under the section titled “Board Leadership Structure and Risk Oversight.”

Pursuant to the Funds’ By-Laws, each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganization.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Nuveen Investments is an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2016, TGAM managed approximately $891 billion in assets, of which approximately $134 billion was managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2017. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended July 31, 2016, the effective management fee rates of the Acquiring Fund and the Target Fund, expressed as a percentage of average total daily managed assets (including assets attributable to leverage), were 0.82% and 0.86%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.6800%
For the next $500 million	0.6550%
For the next $500 million	0.6300%
For the next $500 million	0.6050%
For Managed Assets over $2 billion	0.5800%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

Fund-Level Fee Schedule for the Target Fund

Average Total Daily Managed Assets**	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For Managed Assets over $2 billion	0.6000%

**	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

The stated fund-level fee rate for the Acquiring Fund is lower at each asset value than the fee rates of the Target Fund. The effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and the Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduces the fee rate as the Acquiring Fund’s Managed Assets increase in size.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of July 31, 2016, the complex-level fee rate for each Fund was 0.1610%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level***	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

***	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Sub-Advisers. Nuveen Fund Advisors has selected affiliates: (i) NWQ Investment Management Company, LLC, located at 2049 Century Park East, Suite 1600, Los Angeles, California 90067 (previously defined as “NWQ”), to serve as the sub-adviser to the Target Fund and (ii) NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606 (together with NWQ, the “Sub-Advisers” and each, a “Sub-Adviser”), and NWQ to serve as the sub-advisers to the Acquiring Fund, each managing a portion of the Acquiring Fund’s investment portfolio. Nuveen Fund Advisors has engaged the Sub-Advisers, each a registered investment adviser, to oversee day-to-day operations and manage the investment of their respective Fund’s assets on a discretionary basis pursuant to a sub-advisory agreement between Nuveen Fund Advisors and each Sub-Adviser (collectively, the “Sub-Advisory Agreements”), subject to the supervision of Nuveen Fund Advisors.

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Acquiring Fund. The Sub-Advisers employ distinctive, yet complimentary investment strategies. NAM employs a debt-oriented approach that combines top-down relative value analysis of industry sectors with fundamental credit analysis. NWQ employs a bottom-up, fundamentally-driven approach that combines equity research to identify which companies to own with fixed income analysis to identify the most attractive securities of a company to hold.

Target Fund. NWQ employs a fundamental, bottom-up investment process to first seek to identify undervalued companies that offer favorable risk/reward potential and downside protection. NWQ then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential, while seeking to construct the Target Fund’s portfolio with an emphasis on maintaining a sustainable level of income and downside protection.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser is compensated for the services it provides to the Fund(s) with a portion of the management fee Nuveen Fund Advisors receives from each Fund with respect to the Sub-Adviser’s allocation of Fund average daily net assets. For the services provided pursuant to the Sub-Advisory Agreements, Nuveen Fund Advisors pays the Sub-Advisers a fee, payable monthly, as specified by the following schedule:

Sub-Advisory Fee Schedule for Each Fund

Average Daily Net Assets*	Percentage of Management Fee
Up to $125 million	50.00%
For the next $25 million	47.50%
For the next $25 million	45.00%
For the next $25 million	42.50%
Over $200 million	40.00%

*	For this purpose, “Average Daily Net Assets” includes net assets attributable to any preferred shares and the principal amount of borrowings pursuant to the Investment Management Agreement between Nuveen Fund Advisors and the Fund.

The contract fee rate paid by Nuveen Fund Advisors to the Sub-Advisers, with respect to the Acquiring Fund, will not change as a result of the proposed Reorganization. Nuveen Fund Advisors and the Sub-Advisers retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Each of the Sub-Advisory Agreements continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each of the Sub-Advisory Agreements may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, the Sub-Advisers are responsible for execution of specific investment strategies and day-to-day investment operations. Currently, NAM and NWQ each manage approximately half of the Acquiring Fund’s investment portfolio. NWQ also manages the Target Fund’s investment portfolio. Douglas M. Baker and Brenda Langenfeld are the portfolio managers for the NAM team, and Thomas J. Ray and Susi Budiman lead the investment team for NWQ. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Baker, Ms. Langenfeld, Mr. Ray and Ms. Budiman will continue to manage the Acquiring Fund upon completion of the Reorganization.

Douglas Baker, CFA, is a Senior Vice President at NAM and a portfolio manager for the Acquiring Fund and related preferred security strategies. He originally joined NAM in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Acquiring Fund. In addition to managing various preferred securities strategies, Mr. Baker also manages NAM’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the NAM complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Vice President at NAM and a portfolio manager for the Acquiring Fund and related preferred security strategies. She is also a co-manager for the real asset income strategy, which invests in income-generating debt and equity securities from both the real estate and infrastructure segments, since 2015. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the high-grade credit sector team, responsible for trading corporate bonds, and prior to that, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Thomas J. Ray, CFA, is Managing Director, Head of Fixed Income, Fixed Income Portfolio Manager/Analyst at NWQ. From 2011 until joining NWQ in 2015, Mr. Ray was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management, a boutique investment firm specializing in convertible securities from 2001 to 2011. Prior to founding Inflective, Mr. Ray also served as portfolio manager at Transamerica Investment Management. Mr. Ray graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, FRM, is Managing Director, Fixed Income Portfolio Manager/Analyst at NWQ. Prior to joining NWQ in 2006, Ms. Budiman was Portfolio Manager for China Life Insurance Company in Taiwan where she managed multi-sector and multi-currency fixed income portfolios with responsibility for over $1.8 billion in assets under management. Prior to that, she was a currency exchange associate at Fleet National Bank in Singapore covering Asian, Euro, and other major currencies. Ms. Budiman earned her bachelor’s degree in Finance from the University of British Columbia and received her M.B.A. in Finance at the Marshall School of Business at the University of Southern California. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts. She also earned her Financial Risk Manager designation in 2003.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and Sub-Advisory Agreement(s) is included in that Fund’s Annual Report for the fiscal year ended July 31, 2016.

Comparative Risk Information

Because the Funds have similar investment objectives and polices and each Fund is a diversified, closed-end management investment company that currently engages in leverage through bank borrowings, the Funds are subject to similar principal investment risks. However, there are certain policy differences between the Funds and, as a result, each Fund’s exposure to the risks below may vary. Among other things, the Target Fund can and does invest in securities that are both higher and lower on the capital structure than the Acquiring Fund, which invests primarily in preferred securities. Accordingly, the Target Fund has historically invested to a greater degree than the Acquiring Fund in debt securities, including securities rated below investment grade, and in common stock. Additionally, the Acquiring Fund is subject to the risk of a multi-manager approach, which does not apply to the Target Fund. Except as otherwise noted, the risks below apply to each Fund. See “Comparison of the Acquiring Fund and the Target Fund—Portfolio Allocation” for a comparison of the Funds’ allocations among different types of securities.

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Investment, Market and Risk; Market Discount from Net Asset Value. An investment in a Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. The 2007-2009 financial crisis and its aftermath in the U.S. and global economies resulted in a high degree of volatility in the financial markets. Common shares of closed-end funds frequently trade at a discount to their net asset value. At any point in time, your common shares may be worth less than what you paid, even after considering the reinvestment of Fund distributions, if applicable.

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Multi-Manager Risk. The Acquiring Fund is managed by two different Sub-Advisers, each managing the portion of the portfolio (or “sleeve”) allocated to it independently from the other. Accordingly, it is possible that the Sub-Advisers may hold identical securities or may implement investment strategies that are inconsistent with each other. NAM tends to invest more extensively in preferred securities while NWQ employs a more debt-oriented approach. The Fund will be subject to allocation risk, which is the risk that the Adviser’s allocation of assets among the two sleeves or Sub-Advisers does not achieve the desired result or underperforms relative to peers or to the benchmark index.

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Credit and Below Investment Grade Risk. Debt or preferred securities held by a Fund may fail to make dividend or interest payments when due. Investments in securities rated below investment grade credit quality, commonly referred to as “high yield” or “junk” bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and principal when due, and they are more susceptible to default or decline in market value due to adverse economic, market or issuer-specific events than investment grade securities. Additionally, the secondary market for lower rated securities may be less liquid than higher quality securities. Unrated securities are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a nationally recognized rating agency; however, such internal ratings are not equivalent to a national agency credit rating.

•

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Certain preferred securities may have limited trading market and may be substantially less liquid than other types of securities, such as government securities or common stock. The value of fixed coupon preferred securities may fall during periods of rising interest rates. Coupon payments on floating rate preferred securities generally will decline during periods of falling interest rates.

•

Contingent Capital Security Risk. Contingent capital securities (sometimes referred to as “CoCos”) are preferred securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of specific triggers, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in a Fund losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities. The prices of CoCos may be volatile. Investments in CoCos may lead to increased industry concentration risk as such securities may be issued by a limited number of financial institutions.

•

Interest Rate Risk. Bonds, preferred, convertible and other debt securities with fixed interest rates or coupons will decline in value when market interest rates rise. The prices of longer-term fixed-rate securities generally fluctuate more than shorter-term securities of comparable quality. When interest rates decline, issuers of fixed-rate securities may call such securities or prepay earlier than scheduled, forcing a Fund to reinvest the proceeds in lower yielding securities.

•

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not presented by investment in securities of U.S. companies including less publicly available information and less rigorous disclosure and accounting practices; smaller, less liquid and more volatile markets; the impact of economic, political, social or diplomatic events; possible seizures of a Fund’s assets or controls on the payments of dividends or interest; and currency risk. These risks are more pronounced to the extent a Fund invests in emerging markets.

•

Leverage Risk. Each Fund’s use of leverage may cause higher volatility for the Fund’s per share net asset value, market price, and distributions. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful. Different forms of leverage, including swaps, may introduce additional credit or interest rate risk. Leverage may also increase a Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund or regulatory limits.

•

Derivatives Risk. Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks of investing directly in the securities underlying the derivatives, including correlation risk, the potential for loss in excess of principal, counterparty risk and illiquidity. Counterparty credit risk may arise if counterparties fail to meet their obligations, should a Fund hold any derivative instruments for either investment exposure or hedging purposes. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Regulatory developments could impact the Fund’s ability to use derivatives.

•

Financial Services Sector Risk. The preferred securities market is comprised predominantly of securities issued by companies in the financial services sector. As a result, each Fund is more susceptible to adverse economic or regulatory developments affecting those companies. Companies in the financial services sector may be especially vulnerable during periods of unstable or rising interest rates and period of declining economic conditions.

•

Equity Securities Risk. Equity security risk is the risk that the value of the equity securities held by a Fund will fall in value due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and issuer-specific events. The price of common stock tends to be more volatile than other types of investments.

•

Convertible Securities Risk. Convertible securities have risks of both equity and debt securities and, as a result, are exposed to certain additional risks. The price of convertible securities will be influenced by interest rates (generally declining when interest rates rise) as well as by the market value of the common stock and the conversion price.

•	REIT Risk. Each Fund may invest in common stocks, preferred securities and convertible securities of REITs. Accordingly, each Fund may be subject to the risks of the real estate markets.

•

Illiquid Securities Risk. The Funds may not be able to sell securities in their portfolios at the times or prices the Funds desire, or at the price that the security is valued for net asset value purposes.

The principal risks of investing in the Acquiring Fund are described in more detail under “General Risks of Investing in the Acquiring Fund” below.

Comparative Expense Information

The purpose of the Comparative Fee Table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended July 31, 2016, and the pro forma expenses for the twelve (12) months ended July 31, 2016, for the Acquiring Fund following the Reorganization. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Target Fund	Acquiring Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	1.16%	1.22%	1.16%
Interest Expense on Borrowings(3)	0.50%	0.44%	0.50%
Other Expenses(4)	0.07%	0.25%	0.07%

Total Annual Expenses	1.73%	1.91%	1.73%

(1)	Annual Expenses (as a percentage of net assets applicable to common shares) are based on the expenses of the Acquiring Fund and Target Fund for the twelve (12) months ended July 31, 2016.
(2)	The Acquiring Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rate to the Acquiring Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. The Funds’ use of borrowings will increase the amount of management fees paid to the Adviser and Sub-Advisers. Borrowing costs incurred in the future may be higher or lower. The Acquiring Fund Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganization, which are estimated to be $40,000 (0.00%) for the Acquiring Fund and $530,000 (0.82%) for the Target Fund. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2016.
(3)	Interest Expense on Borrowings reflects the actual borrowing expenses incurred by the Funds during the twelve (12) months ended July 31, 2016. The timing, amount and terms of any leverage are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Changes in the timing, amount or terms of leverage may impact the fees and expenses of the Acquiring Fund.
(4)	Other Expenses is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%. See “—Other Investment Companies Risk.”

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$18	$54	$94	$204
Target Fund	$19	$60	$103	$223
Acquiring Fund Pro Forma	$18	$54	$94	$204

Comparative Performance Information

Comparative total return performance for the Funds for periods ended July 31, 2016:

	Average Annual Total Return on Net Asset Value				Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
Acquiring Fund	9.01%	9.92%	5.73%	N/A	23.47%	13.24%	7.39%	N/A
Target Fund(1)	8.49%	N/A	N/A	7.91%	12.89%	N/A	N/A	3.91%

(1)	Since inception returns are from June 25, 2013 (commencement of operations).

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of the Target Fund in their evaluation of the Reorganization. An investment in the Target Fund is also generally subject to each of these principal risks.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of the Acquiring Fund represent an indirect investment in the securities owned by the Acquiring Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable.

Multi-Manager Risk. The Acquiring Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary. The Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that a Sub-Adviser may purchase a security for the Fund at the same time that the other Sub-Adviser sells the same security, resulting in higher expenses without accomplishing any net investment result; or that each Sub-Adviser purchases the same security at the same time, without aggregating their transactions, resulting in higher expenses. The Acquiring Fund’s Sub-Advisers may underperform the market generally, underperform other investment managers that could have been selected for the Fund and/or underperform relative to the benchmark index. Subject to the overall supervision of the Acquiring Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets (or “sleeve”) it manages, for compliance with the Fund’s investment strategies and applicable law.

Market Discount from Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Credit and Below Investment Grade Risk. Credit risk is the risk that one or more securities in the Acquiring Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Advisers will consider what action, including the sale of the security, is in the best interests of the Acquiring Fund and its shareholders. Securities of below investment grade quality, commonly referred to as “high yield” or “junk” bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Acquiring Fund’s portfolio is downgraded by any nationally recognized statistical rating organizations (“NRSRO”), the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting predominately or solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its common shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than the market for investment grade securities. The prices quoted by different dealers for below investment grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Issuers of such below investment grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Acquiring Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Acquiring Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Acquiring Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Acquiring Fund, including when the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Acquiring Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the fixed-rate securities in the Acquiring Fund’s portfolio, such as preferred and debt securities, will decline in value because of increases in market interest rates. As interest rates decline, issuers of fixed-rate securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities and potentially reducing the Acquiring Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below market interest rate and reducing the Acquiring Fund’s value. In typical market interest rate environments, the prices of longer-term fixed-rate securities generally fluctuate more than prices of shorter-term fixed-rate securities as interest rates change. To the extent the Acquiring Fund invests in longer-term fixed-rate securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Acquiring Fund invested alternatively in shorter-term securities. Because the values of lower rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Acquiring Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-rate securities if interest rates increase as a result could negatively impact the Acquiring Fund’s net asset value.

Market Conditions. The 2007–2009 financial crisis in the U.S. and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Acquiring Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if and when the Acquiring Fund invests the proceeds from matured, traded or called preferred securities or debt instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ ability to pay dividends, market price or their overall returns.

Preferred and Hybrid Preferred Securities Risks. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

•

Limited Voting Rights Risk. Generally, preferred security holders (such as the Acquiring Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

•

Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

•

Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Acquiring Fund owns a preferred security that is deferring its distribution, the Acquiring Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•

Credit and Subordination Risk. Credit risk is the risk that a security in the Acquiring Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Acquiring Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Acquiring Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Acquiring Fund is carrying the securities on its books.

•

Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•

New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Acquiring Fund reserves the right to invest in these securities if the Sub-Advisers believe that doing so would be consistent with the Acquiring Fund’s investment objective and policies. Since the market for these instruments would be new, the Acquiring Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Equity Securities Risk. Equity securities risk is the risk that the value of the equity securities held by the Acquiring Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of such securities participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Acquiring Fund holds. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Acquiring Fund. The price of an equity security may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Acquiring Fund. In addition, equity securities may decline in price if the issuer fails to make anticipated distributions or dividend payments.

Concentration and Financial Services Sector Risk. The preferred securities market is comprised predominantly of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Acquiring Fund’s investment in securities issued by financial services companies makes the Acquiring Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•

financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Acquiring Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Acquiring Fund’s investments in these companies may lose significant value during such periods.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are preferred securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued

viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Acquiring Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Acquiring Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Acquiring Fund losing a portion or all of its investment in such securities. In addition, the Acquiring Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer at any point, for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Certain CoCos are issued as perpetual instruments, callable at pre-determined levels only with the approval of the issuer’s regulator, thus subjecting the CoCo investor to call extension risk.

In certain scenarios, contrary to classical capital hierarchy, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Acquiring Fund will receive a return of principal on CoCos. The Acquiring Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Any indication that an automatic writedown or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Acquiring Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of preferred securities.

Investments in CoCos may lead to an increased industry concentration risk as such securities may be issued by a limited number of financial institutions.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of debt securities or preferred shares, or other form of leverage to leverage the Acquiring Fund’s portfolio. There can be no assurance that the Acquiring Fund’s leveraging strategy will be successful.

Through the use of financial leverage, the Acquiring Fund seeks to enhance potential common share earnings over time by borrowing, issuing debt securities or preferred shares or using other types of leverage that bear costs that are lower than the return of portfolio investments held by the Acquiring Fund. However, the Acquiring Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Acquiring Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Acquiring Fund provides no assurance that the use of leverage will result in a higher yield or return to shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Acquiring Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Acquiring Fund’s leverage costs fluctuate, the Acquiring Fund’s cost of leverage could exceed the return on portfolio securities held by the Acquiring Fund. Because of the costs of leverage, the Acquiring Fund may incur losses even if the Acquiring Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Acquiring Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Acquiring Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. Refinancing risk is the risk that the Acquiring Fund is unable to replace existing leverage at all or on favorable terms. In the event the Acquiring Fund has issued preferred shares and it is unable to replace its leverage upon a redemption of such preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Acquiring Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Acquiring Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to shareholders.

The Acquiring Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Acquiring Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Acquiring Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. The Acquiring Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices.

The Acquiring Fund currently employs leverage through bank borrowings. The Acquiring Fund will pay (and shareholders will bear) any costs and expenses relating to the Acquiring Fund’s use of leverage, which will result in a reduction in the net asset value of the common shares. The Acquiring Fund may in the future, based on its assessment of market conditions, increase or decrease its level of leverage or change the types of leverage employed. Such changes may impact net investment income and the market value of common shares. There can be no assurance that the Acquiring Fund will maintain the types or levels of leverage historically used by the Acquiring Fund prior to the Reorganization or that the Acquiring Fund’s leverage strategy will be successful.

The Acquiring Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, the Acquiring Fund’s investments in leveraged investment companies magnify the Acquiring Fund’s leverage risk.

The amount of fees paid to the Adviser (which in turn pays a portion of its fees to the Sub-Advisers) for investment advisory services will be higher when the Acquiring Fund uses financial leverage because the advisory fees are calculated based on the Acquiring Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Advisers to leverage the Acquiring Fund.

Tax Risk. The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Acquiring Fund to comply with the tax requirements applicable to regulated investment companies (“RICs” and each, a “RIC”) if the tax characterization of the Acquiring Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the Acquiring Fund failed to qualify as a RIC in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, if the Acquiring Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Derivatives Risk, including the Risk of Swaps. The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Acquiring Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Acquiring Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Acquiring Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or Sub-Advisers correctly forecast market values, interest rates and other applicable factors. If the Adviser and/or Sub-Advisers incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected.

The Acquiring Fund may enter into debt-related derivatives instruments including interest rate and other swap contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Advisers of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Acquiring Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Acquiring Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Acquiring Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Acquiring Fund or the ability of the Acquiring Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Acquiring Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Acquiring Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Acquiring Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Acquiring Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Acquiring Fund, restrict the Acquiring Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Acquiring Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or Sub-Advisers may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Adviser and/or Sub-Advisers are required to register with the CFTC, they will become subject to additional recordkeeping and reporting requirements with respect to the Acquiring Fund, which may increase the Acquiring Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Acquiring Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Acquiring Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Acquiring Fund. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have in the past incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued

ability to perform their obligations under such transactions. By using derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Mortgage-Backed Securities Risk. Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors in mortgage-backed securities, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Acquiring Fund, if invested in such securities and wishing to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Acquiring Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by certain U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Acquiring Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the United States, due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests in securities of issuers in emerging market countries.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Acquiring Fund’s investments and the availability to the Fund of additional investments in such countries.

Emerging Markets Risk. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Acquiring Fund’s investments issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Hedging Risk. The Acquiring Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Sub-Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Acquiring Fund’s portfolio holdings or other factors. No assurance can be given that the Sub-Advisers’ judgment in this respect will be correct. In addition, no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Call Risk. The Acquiring Fund may invest in preferred and debt securities, which are subject to call risk. Preferred and debt securities may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its preferred or debt securities if they can be refinanced by issuing new instruments which bear a lower interest rate. The Acquiring Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high-yielding preferred or debt securities. The Acquiring Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Acquiring Fund’s income.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Acquiring Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of shares and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

REIT Risk. The Acquiring Fund may invest in common stocks, preferred securities and convertible securities issued by real estate investment trusts (“REITs”). As a result, the Acquiring Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unit holders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unit holders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Acquiring Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Acquiring Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

BDC Risk. Because business development companies (“BDCs”) typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Acquiring Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. Like an investment in other investment companies, the Acquiring Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Acquiring Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, the Acquiring Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Acquiring Fund. The securities of other investment companies may also be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities will be diminished.

ETF Risk. The Acquiring Fund may invest in the securities of exchange-traded funds (“ETFs”), to the extent permitted by law. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Acquiring Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Acquiring Fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for shares may not develop or be maintained, (ii) trading of shares may be halted by the exchange, and (iii) shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Acquiring Fund to the risks posed by leverage discussed elsewhere in this prospectus.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Illiquid Securities Risk. The Acquiring Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are any security which cannot be sold or disposed of in the ordinary course of business within seven (7) days at the approximate price at which the client account values the security and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Acquiring Fund is carrying the securities on its books.

Legislation and Regulatory Risk. At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objectives.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Acquiring Fund invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Acquiring Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Acquiring Fund. As a result, the Acquiring Fund may be subject to the risk that when a preferred security or debt security is sold in the market, the amount received by the Acquiring Fund is less than the value of such preferred security or debt security carried on the Acquiring Fund’s books.

Reliance on Investment Adviser. The Acquiring Fund is dependent upon services and resources provided by the Adviser (including in connection with its oversight of the Sub-Advisers), and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Acquiring Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Acquiring Fund and cause the Acquiring Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Acquiring Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Acquiring Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Acquiring Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, the Adviser and/or the Sub-Advisers. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate, including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Acquiring Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over the then current market price of the shares. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

C.	INFORMATION ABOUT THE REORGANIZATION

General

The Board of the Target Fund has approved the Reorganization. The proposed Reorganization was recommended by Nuveen Fund Advisors in an effort to reduce the Target Fund’s common shareholder fees and expenses, increase common share net earnings and increase investor appeal and, in turn, enhance secondary market trading prices of the common shares relative to net asset value.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at the Target Fund’s Annual Meeting, and certain other consents, confirmations and/or waivers from various third parties must also be obtained. Because the closing of the Reorganization is contingent upon the Target Fund obtaining such shareholder approval and each Fund satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote on the Reorganization proposal approve such proposal. If the Reorganization is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposal or continuing to operate the Target Fund as a stand-alone Fund.

Terms of the Reorganization

General. The Agreement and Plan of Reorganization by and between the Acquiring Fund and the Target Fund (the “Agreement”), in substantially the form attached as Appendix A, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, each Target Fund common shareholder entitled to receive such fractional shares will receive cash in an amount equal to a pro rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value.

As a result of the Reorganization, the assets of the Acquiring Fund and the Target Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about April 10, 2017, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement/Prospectus.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. See “Proposal No. 2—Information About the Reorganization—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to Target Fund common shareholders in connection with the Reorganization. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the time of the Reorganization. As a result of the Reorganization, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the Acquiring Fund as compared to their percentage holdings of their respective Fund prior to the Reorganization and thus, common shareholders will hold reduced percentages of ownership in the Acquiring Fund following the Reorganization than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities. If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than the Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganization is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganization.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Target Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund common shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganization is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of the Target Fund of the proposal with respect to the Reorganization in this Proxy Statement/Prospectus,

(2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization will qualify as a reorganization under the Code (see “— Material Federal Income Tax Consequences of the Reorganization”), (3) the absence of legal proceedings challenging the Reorganization, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its Fund.

Reasons for the Reorganization—Target Fund Board Considerations

Based on the considerations below, the Board of the Target Fund, including the independent Board Members, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted with respect to net asset value as a result of the Reorganization. At a meeting held on November 14-16, 2016 (the “November Meeting”), the Board of the Target Fund approved the Reorganization and recommended that shareholders of the Target Fund approve the Reorganization.

At the November Meeting and at a prior meeting, the Adviser had made presentations, and the Target Fund’s Board had received a variety of materials relating to the Reorganization, including the rationale therefor. Prior to approving the Reorganization, the independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. The Target Fund’s Board considered a number of principal factors presented at the time of the November Meeting or a prior meeting in reaching its determinations, including the following:

•	the compatibility of the Funds’ investment objectives;

•	consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees, total expenses and distributions with respect to the Target Fund;

•	the potential for improved secondary market trading with respect to the common shares of the Target Fund;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Target Fund;

•	the effect of the Reorganization on Target Fund shareholder rights; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Target Fund’s Board noted that the Funds have similar investment objectives and risks, although there are some differences (and such risks may impact each Fund differently). The Target Fund’s Board noted that each Fund is a diversified fund and that while the Acquiring Fund invests primarily in preferred securities (investing at least 80% of its Managed Assets in preferred securities under normal circumstances), the Target Fund invests primarily in income producing securities (investing at least 80% of its Managed Assets in income producing securities under normal circumstances). The Target Fund’s Board considered the portfolio compositions of the Funds and considered the impact of the Reorganization on the Target Fund’s portfolio, including any shifts in asset and industry allocations, coupon type, credit ratings, yield and leverage costs. The Target Fund’s Board took into account that the Adviser expected to allocate all or substantially all of the assets of the Target Fund to the portion of the Acquiring Fund’s portfolio sub-advised by NAM. Additionally, the Target Fund’s Board recognized that following the Reorganization, NAM expected to reposition a significant portion of the assets of the Target Fund that would be transferred to the Acquiring Fund in connection with the Reorganization; however, with respect to the impact of this repositioning on the combined fund, the Target Fund’s Board noted the relatively small size of the Target Fund in comparison to that of the Acquiring Fund. In addition, the Target Fund’s Board considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. The Target Fund’s Board also recognized that each Fund utilizes leverage.

Consistency of Portfolio Management. The Target Fund’s Board noted that each Fund has the same investment adviser. The Target Fund’s Board also noted that the Target Fund’s sub-adviser, NWQ, also sub-advises approximately half of the Acquiring Fund’s portfolio; the other portion of the Acquiring Fund’s portfolio, however, is sub-advised by NAM. In addition, the two NWQ portfolio managers of the Acquiring Fund are also the portfolio managers of the Target Fund. Through the Reorganization, the Target Fund’s Board recognized that shareholders of the Target Fund will remain invested in a closed-end management investment company that will have the same investment adviser, four portfolio managers (two of which will be the same) and similar investment objectives.

Potential for Improved Economies of Scale Over Time and Effect on Fees, Total Expenses and Distributions. The Target Fund’s Board considered the fees and expense ratios of each of the Funds, including the estimated expenses of the Acquiring Fund following the Reorganization, the costs of leverage between the Funds and the impact of the Reorganization on such costs. The Target Fund’s Board recognized that the Reorganization is intended to result in a lower effective management fee rate based on average daily Managed Assets for the Target Fund and that it was expected that the operating expenses per common share (i.e., total expenses excluding the costs of leverage) of the combined fund would be lower than those of the Target Fund prior to the closing of the Reorganization. Moreover, the Target Fund’s Board considered that the Reorganization may lead to the potential for a higher common share net earnings rate for Target Fund shareholders. As a related matter, the Target Fund’s Board noted that while the Target Fund has a cash flow distribution policy, the Acquiring Fund has an income-only distribution policy (which may generally result in dividends being paid at a lower rate, depending on the extent to which cash flow received on portfolio securities may not constitute “income”), and that the Acquiring Fund would continue its income-only distribution policy following the Reorganizaion. However, in considering the Reorganization, the Target Fund’s Board considered information from the Adviser indicating that, under current market conditions, the Reorganization (including the change from a cash flow distribution policy to an income-only distribution policy) is not expected, at least in the short term, to adversely impact the Acquiring Fund’s ability to pay distributions to common shareholders at a rate equal to or higher than the Target Fund’s current distribution rate, following the Reorganization.

Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels following the Reorganization, the Target Fund’s Board noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market with respect to the common shares of the Target Fund. The Target Fund’s Board considered that the Reorganization may lead to the potential for improved secondary market trading prices relative to net asset value for the Target Fund.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards. The Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Target Fund’s Board considered the impact of the Reorganization on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganization. The Target Fund’s Board considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganization and the allocation of such costs between the Funds. The Target Fund’s Board noted that the allocation of the costs of the Reorganization would be based on the relative expected benefits of the Reorganization, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganization.

Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Target Fund. In this regard, the Target Fund’s Board considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in net asset value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to Target Fund common shareholders in connection with the Reorganization and, in lieu of such fractional shares, Target Fund common shareholders will receive cash.

Effect on Shareholder Rights. The Target Fund’s Board considered that each of the Funds is organized as a Massachusetts business trust. In this regard, there will be no change to Target Fund shareholder rights under state statutory law.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Target Fund’s Board recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion. The Target Fund’s Board, including the independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

Capitalization

The following table sets forth the capitalization of the Funds as of July 31, 2016, and the pro-forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred on that date. The table reflects pro forma exchange ratio of approximately 1.75280056 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Reorganization is consummated, the actual exchange ratios may vary.

	Acquiring Fund	Target Fund	Pro Forma Adjustments		Acquiring Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 96,897,257 shares outstanding for the Acquiring Fund; 3,698,750 shares outstanding for the Target Fund; and 103,380,427 shares outstanding for the Acquiring Fund Pro Forma	$968,973	$36,988	$27,843	(2)	$1,033,804
Paid-in surplus	1,186,475,534	69,756,713	(597,843	)(3)	1,255,634,404
Undistributed (Over-distribution of) net investment income	(4,105,940)	(417,194)	—		(4,523,134)
Accumulated net realized gain (loss)	(233,702,908)	(5,201,776)	—		(238,904,684)
Net unrealized appreciation (depreciation)	71,081,018	4,646,386	—		75,727,404

Net assets attributable to common shares	$1,020,716,677	$68,821,117	$(570,000)		$1,088,967,794

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$10.53	$18.61			$10.53

Authorized shares:
Common	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of July 31, 2016, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about April 10, 2017, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	Assumes the issuance of 6,483,170 Acquiring Fund common shares in exchange for the net assets of the Target Fund. This number is based on the net asset value of the Acquiring Fund and the Target Fund as of July 31, 2016, adjusted for estimated Reorganization costs.
(3)	Includes the impact of estimated total Reorganization costs of $570,000, which will be borne by the Acquiring Fund and the Target Fund in the amounts of $40,000 and $530,000, respectively.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $570,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganization (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Reorganization comprised of forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganization. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganization. These estimated expenses will be borne by the Acquiring Fund and the Target Fund in the amounts of $40,000 (0.00% of net assets) and $530,000 (0.82% of net assets), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2016).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Target Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) or any state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of July 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Target Fund
Expires July 31, 2017	$204,895,930	$—
Expires July 31, 2018	9,385,427	—
Expires July 31, 2019	—	—
Not subject to expiration	19,456,396	5,299,726

Total	$233,737,753	$5,299,726

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Net capital losses of the Funds from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The closing of the Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganization to occur, the requisite shareholder approval must be obtained at the Target Fund’s Annual Meeting, and certain other consents, confirmations and/or waivers from various third parties must also be obtained. Because the closing of the Reorganization is contingent upon the Target Fund obtaining such shareholder approval and each Fund satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of the Target Fund entitled to vote on the Reorganization proposal approve such proposal.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to the Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s Declaration of Trust are substantially similar to the provisions of the Target Fund’s Declaration of Trust, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s Declaration of Trust is on file with the SEC and may be obtained as described on page 85.

The Acquiring Fund’s Declaration of Trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of the Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of such Fund.

Each Fund’s ability to maintain a level dividend rate will depend on a number of factors. The net income of a Fund generally consists of all interest and dividend income accrued on portfolio assets less all expenses of the Fund. Expenses of the Funds are accrued each day. Over time, all the net investment income of the Funds will be distributed. At least annually, the Funds also intend to effectively distribute net capital gain and ordinary taxable income, if any, and, if issued, after paying any accrued dividends or making any liquidation payments to any preferred shareholders. Although it does not now intend to do so, the Boards may change a Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income.

As explained more fully below, at least annually, a Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent either in writing or by telephone. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (2) the high and low net asset values of the common shares and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2017	$10.00	$8.85	$10.47	$10.07	(2.34)%	(12.12)%
October 2016	$10.54	$9.59	$10.67	$10.40	(0.29)%	(8.38)%
July 2016	$10.49	$9.57	$10.53	$10.08	0.79%	(5.43)%
April 2016	$10.00	$8.62	$10.15	$9.32	(1.48)%	(8.05)%
January 2016	$9.48	$8.63	$10.37	$9.80	(6.14)%	(12.74)%
October 2015	$9.31	$8.95	$10.47	$10.10	(9.20)%	(12.24)%
July 2015	$9.67	$9.08	$10.63	$10.39	(8.96)%	(12.69)%
April 2015	$9.76	$9.42	$10.70	$10.49	(8.44)%	(10.66)%
January 2015	$9.58	$9.14	$10.63	$10.26	(7.90)%	(12.02)%
October 2014	$9.50	$9.05	$10.77	$10.41	(11.39)%	(13.48)%
July 2014	$9.73	$9.34	$10.77	$10.53	(9.22)%	(12.46)%
April 2014	$9.51	$8.91	$10.53	$10.03	(9.34)%	(11.47)%
January 2014	$9.09	$8.47	$10.09	$9.82	(9.04)%	(14.08)%
October 2013	$9.34	$8.54	$10.24	$9.80	(8.79)%	(12.89)%

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2017	$17.07	$15.46	$18.25	$17.47	(5.90)%	(12.53)%
October 2016	$17.45	$16.47	$18.91	$18.29	(7.02)%	(10.52)%
July 2016	$16.78	$15.30	$18.61	$17.31	(9.83)%	(12.76)%
April 2016	$15.59	$13.14	$17.67	$15.40	(10.02)%	(15.13)%
January 2016	$15.58	$13.34	$18.13	$15.85	(11.82)%	(16.20)%
October 2015	$16.47	$14.75	$18.64	$17.17	(10.59)%	(14.94)%
July 2015	$17.59	$16.17	$19.22	$18.27	(8.22)%	(12.55)%
April 2015	$17.56	$16.89	$19.30	$18.67	(8.11)%	(10.55)%
January 2015	$17.88	$16.30	$19.73	$18.26	(8.38)%	(12.17)%
October 2014	$18.47	$16.75	$20.34	$18.85	(8.47)%	(11.73)%
July 2014	$18.99	$17.68	$20.33	$19.63	(6.09)%	(10.16)%
April 2014	$17.65	$16.57	$19.64	$18.46	(9.51)%	(12.01)%
January 2014	$16.85	$16.11	$18.63	$17.98	(8.90)%	(12.67)%
October 2013	$20.00	$15.90	$18.86	$17.91	6.84%	(13.20)%

On January 30, 2017, the closing sale prices of the Acquiring Fund and the Target Fund common shares were $9.87 and $16.93, respectively and the net asset values of the Acquiring Fund and the Target Fund Shares were $10.34 and $18.15, respectively. These prices represent discounts to net asset value for the Acquiring Fund and the Target Fund of (4.55)% and (6.72)%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for each of the Funds contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust for each of the Funds contains such provisions.

The Funds

Each of the Funds is organized as a Massachusetts business trust and is governed by its Declaration of Trust and By-Laws. Under the Declaration of Trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the trustees are binding upon such Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting. The Declaration of Trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the Declaration of Trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The By-Laws of the Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The Declaration of Trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and By-Laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the Declaration of Trust.

Election and Removal of Trustees. The Declaration of Trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the Declaration of Trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares. Under the Declaration of Trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The Declaration of Trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the Declaration of Trust requires the approval of two-thirds of the outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the Declaration of Trust may require voting by class.

Shareholder, Trustee and Officer Liability. The Declaration of Trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

The Funds have similar investment objectives. Each Fund’s primary investment objective is high current income. The secondary investment objective of the Acquiring Fund is total return and the secondary investment objective of the Target Fund is capital appreciation. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through bank borrowings.

The Acquiring Fund has a non-fundamental investment policy that requires, under normal circumstances, that the Fund invest at least 80% of its Managed Assets in preferred securities, which for this purpose include contingent convertible capital instruments (sometimes referred to as “CoCos”), and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. The Target Fund has a non-fundamental investment policy that requires, under normal circumstances, that the Fund invest at least 80% of its Managed Assets in income producing preferred, debt, and equity securities issued by companies located anywhere in the world, and up to 40% of its Managed Assets may consist of equity securities, distinct from preferred securities.

As of the date of this Proxy Statement/Prospectus, the Acquiring Fund and the Target Fund each have a non-fundamental policy requiring it to invest at least 50% and 25%, respectively, of its Managed Assets in securities that, at the time of investment, are rated investment grade (BBB/Baa and above). The Acquiring Fund may invest up to 50% of its Managed Assets in securities that are rated below investment grade. Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called “split-rated”) and unrated securities judged to be of comparable quality by each Fund’s Adviser or Sub-Advisers, as applicable. The Acquiring Fund’s allocation to lower rated securities and non-U.S. issuers may vary over time, consistent with its investment objectives and policies, and subject to, among other things, market conditions. The foregoing credit quality policies apply only at the time a security is purchased, and no Fund is required to dispose of a security in the event that a NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to the Reorganization SAI.

Currently, the Acquiring Fund is not limited in the amount of its investments in non-U.S. issuers and the Target Fund may invest up to 50% of its Managed Assets in securities issued by non-U.S. companies. In addition, the Acquiring Fund may invest up to 5% of the portion of its portfolio managed by NAM in preferred securities issued by companies located in emerging market countries and up to 10% of its Managed Assets in non-U.S. dollar denominated securities, while the Target Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries but, under normal circumstances, must invest 100% of its Managed Assets in U.S. dollar denominated securities. For purposes of identifying non-U.S. companies, the Funds use Bloomberg classifications, which employ various factors as described herein. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index.

Under normal circumstances, each Fund will invest more than 25% of its Managed Assets in securities of financial services companies. This policy is a fundamental policy. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Funds use industry classifications such as those provided by MSCI and Standard & Poor’s The Global Industry Classification Standard, Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company in the financial services sector, the Funds consider such company as in the financial services sector.

The Acquiring Fund and the Target Fund may invest up to 10% and 15%, respectively, of their Managed Assets in securities and other instruments that, at the time of purchase, are illiquid.

Each Fund may engage in hedging transactions from time to time. The Funds do not intend to enter into futures, options on futures and swaps transactions that would cause the Adviser and Sub-Adviser(s) to be required to register with the CFTC as a commodity pool operator with respect to the Fund.

During temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which each Fund may invest directly). Temporary defensive periods may have an adverse effect on each Fund’s ability to achieve its investment objectives.

Each Fund’s investment objectives and certain investment policies specifically identified in the Reorganization SAI as such are considered fundamental and may not be changed without shareholder approval. All of the other investment policies of each Fund, including as noted above, are not considered to be fundamental by such Fund and can be changed by the Board without a vote of the shareholders; provided that the Acquiring Fund will notify shareholders at least 60 days prior to any change in its policy to invest at least 80% of its managed assets in preferred securities.

Neither Fund can change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of each Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Each Fund may utilize the following forms of leverage: (1) borrowings from a financial institution and (2) the issuance of preferred shares or other senior securities, such as commercial paper or notes. Additionally, the Funds may invest in portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and reverse repurchase agreements.

Currently, each Fund employs financial leverage through bank borrowings. The timing and terms of any leverage transaction are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. The Acquiring Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Target Fund has not issued preferred shares to date. If a Fund issues preferred shares, such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining Board Members would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies.

Portfolio Investments

Since this Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization, the following discussion of portfolio investments pertains only to the Acquiring Fund. The Acquiring Fund’s portfolio will be composed principally of the investments described below.

Preferred Securities. The Acquiring Fund invests in preferred securities. The Acquiring Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Acquiring Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Acquiring Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Contingent capital securities (sometimes referred to as “CoCos”) are preferred capital securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. There are other types of preferred and hybrid-preferred securities that offer loss absorption to the issuing entity but until now only CoCos have predetermined loss absorption mechanisms and triggers. Thus, unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Acquiring Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Acquiring Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Acquiring Fund’s policy of investing at least 80% of its Managed Assets in preferred securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Acquiring Fund may invest in preferred securities of either segment.

Other Equity Securities. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Acquiring Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Acquiring Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs).

Debt Securities. Debt securities in which the Acquiring Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Acquiring Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Foreign Issuers. The Acquiring Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Acquiring Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Acquiring Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Acquiring Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the

MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives. The Acquiring Fund may use derivatives to hedge the risk associated with portfolio holdings or for investment exposure. The specific derivative instruments to be used, or other transactions to be entered into, may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Acquiring Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that these derivative strategies will be available at any time or that the Sub-Advisers will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Acquiring Fund, the Acquiring Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Short-Term Investments

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government Agencies or instrumentalities. U.S. Government Agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes, however, they are redeemable by the Acquiring Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s or Fitch and that matures within one year of the date of purchase or carries a variable or floating rate of interest.

(5) Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6) Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Acquiring Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Acquiring Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7) Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Cash Equivalents and Short-Term Investments.    During temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Acquiring Fund may invest directly).

Illiquid Securities

The Acquiring Fund may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Acquiring Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Acquiring Fund’s Board has delegated to the Adviser and the Sub-Advisers, the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Acquiring Fund’s Board has directed the Adviser and the Sub-Advisers to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Acquiring Fund’s use of leverage through borrowings or the issuance of preferred shares, the Acquiring Fund may enter into interest rate swap or cap transactions. The payment obligation would be based on the notional amount of the swap.

The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Acquiring Fund will generally enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Acquiring Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps has the potential to enhance or harm the overall performance of the Acquiring Fund’s common shares. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counterparty that a Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Advisers will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares.

The Acquiring Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Advisers will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Other Investment Companies

The Acquiring Fund may not invest its Managed Assets in securities of other open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Advisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate. The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Acquiring Fund’s investment objectives. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund, which when distributed to shareholders will be taxable as ordinary income for federal income tax purposes.

Zero Coupon Bonds and Other OID Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

The Board of the Target Fund recommends that shareholders vote FOR the approval of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in each Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, each Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Each Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is remote.

Each Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, each Fund’s Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund or a class or series of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of a Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of a Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of a Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. Each Fund’s Board believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interests of the Fund.

Each Fund’s Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, each Fund’s By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. If preferred shares are outstanding, holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. Each Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

Each Fund’s Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to each Fund’s Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance that a Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when a Fund has preferred shares outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If a Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), if any, and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in each Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, a Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, its Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent and Dividend Disbursing Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. Because the Target Fund has also elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, the following discussion of certain federal income tax matters associated with an investment in the Acquiring Fund generally applies to the Target Fund, with respect to an investment in the Target Fund.

Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate and trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund, potentially requiring the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to RICs under the Code.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) including such income it is required to accrue, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is not possible to determine the Acquiring Fund’s effective rate of foreign tax in advance since the amount of the Acquiring Fund’s assets to be invested in various foreign countries is not known. The payment of such taxes will reduce the Acquiring Fund’s return on such investments. If more than 50% of the Acquiring Fund’s assets are invested in foreign securities at the end of a taxable year, the Acquiring Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund subject to certain limitations. If the Acquiring Fund makes this election, shareholders will be required to include their share of those taxes in gross income as a distribution from the Acquiring Fund. If the Acquiring Fund does not make the election, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of securities of comparable quality, type of issue, coupon, maturity and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

GENERAL INFORMATION

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Report for the fiscal year ended July 31, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended July 31, 2016 and 2015 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended July 31, 2015, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective September 30, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the fiscal years ended prior to July 31, 2015, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to July 31, 2015 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Target Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Target Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Target Fund at (877) 821-2278 to obtain directions to the site of the Annual Meeting.

Outstanding Shares of the Acquiring Fund and the Target Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of December 8, 2016.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	96,897,256.95
Target Fund:
Common shares	Unlimited	—	3,698,750

The common shares of the Acquiring Fund and the Target Fund are listed and trade on the NYSE under the ticker symbols JPC and JPW, respectively. Upon the closing of the Reorganization, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE.

Shareholders of the Acquiring Fund and the Target Fund

As of December 31, 2016, the Board Members and officers of each Fund as a group owned less than 1% of the total outstanding common shares. The Funds have no preferred shares outstanding.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Funds on or before December 31, 2016. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of December 8, 2016 for the Funds.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Acquiring Fund Pro Forma
Target Fund—
Common Shares	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	367,363	9.92%	0.62%

	First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	367,363	9.92%	0.62%

	The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	367,363	9.92%	0.62%

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of July 31, 2016 the members of the Audit Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

As noted, each Fund’s Board has appointed KPMG as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees. The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to that Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Acquiring Fund	$25,500	$26,375	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	20,500	21,200	—	—	—	—	—	—	—	—	—	—	—	—

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of a Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to a Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to a Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50% of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2015	Fiscal Year Ended 2016	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2015	Fiscal Year Ended 2016
Acquiring Fund	$—	$—	$—	$—	$—	$—	$—	$—
Target Fund	—	—	—	—	—	—	—	—

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and the Target Fund.”

Expenses of Proxy Solicitation

The Target Fund will pay all costs associated with holding its Annual Meeting to elect Trustees. Shareholders will indirectly bear the costs of the Reorganization, whether or not the Reorganization is consummated. Otherwise, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies paid by the Funds will be divided pro rata between the Funds based on the projected net benefit and cost savings to each Fund. The total costs of the Reorganization, which include the cost of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Proxy Statement/Prospectus and all other costs in connection with the solicitation of proxies, are estimated to be $570,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganization. The estimated allocation of the costs between the Funds is as follows: $40,000 (0.00% of net assets) for the Acquiring Fund and $530,000 (0.82% of net assets) for the Target Fund (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2016). The allocation of the costs of the Reorganization will be based on the relative expected benefits of the Reorganization, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganization. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

To be considered for presentation at the 2018 annual meeting of shareholders of the Target Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Target Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 10, 2017. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Target Fund’s By-Laws, submit such written notice to the Target Fund by the later of 45 days prior to the 2018 annual meeting or the tenth business day following the date the 2018 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2018 annual meeting of shareholders in April 2018. If the Reorganization proposal is approved and the Reorganization is consummated, the Target Fund will cease to exist and will not hold its 2018 annual meeting. If the Reorganization is not approved or is not consummated, the Target Fund will hold its 2018 annual meeting of shareholders, expected to be held in April 2018.

Shareholder Communications

Target Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Target Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Target Fund following the Target Fund’s fiscal year end. The Target Fund will furnish, without charge, a copy of its annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 7, 2017.

The Target Fund’s Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the Target Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Target Fund at the address and phone number set forth above.

Other Information

Management of the Target Fund does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meeting, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Target Fund entitled to be present and to vote at the Annual Meeting will be available at the offices of the Target Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Target Fund during regular business hours for ten days prior to the date of the Annual Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of the Target Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the Reorganization proposal described in this Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•], [•], by and between Nuveen Preferred Income Opportunities Fund (the “Acquiring Fund”) and Nuveen Flexible Investment Income Fund (“Flexible Investment Income” or the “Target Fund”), each a Massachusetts business trust. The Acquiring Fund and Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Fund (the “Target Fund Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of

Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. The foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the dividend(s) set forth in Section 8.5.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies or restrictions and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the dividend(s) set forth in Section 8.5.

1.4        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its common shareholders of record (the “Target Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by the Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the said distributions (“Interim Dividends”)); and (b) on or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by the Target Fund and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All of the issued and outstanding common shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Target Fund’s common shares on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    The Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the laws of the Commonwealth of Massachusetts, promptly following the Closing, the payment of the distribution pursuant to Section 1.4, and the payment of all dividend(s) pursuant to Section 8.5.

1.8        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Target Fund Board or such other valuation procedures as may be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Shareholders after the Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5    COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing will occur on [•], 2017, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. The Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund will cause State Street, as custodian for the Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund will issue and deliver or cause State Street, in its capacity as transfer agent with respect to its common shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of its common shares, and the number and percentage ownership of outstanding common shares held by each such holder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to its common shares, to issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of July 31, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of July 31, 2016, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit A hereto. All of the issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of July 31, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2016, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Common Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF TARGET FUND SHAREHOLDERS.    The Target Fund will call a meeting of its common shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s common shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Shareholders (the “Registration Statement”). The Registration Statement will include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s common shareholders to consider the approval of this Agreement and the transactions contemplated herein, as applicable.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Fund and (ii) the Controller or Treasurer of the Acquiring Fund, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of the Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by (i) the Chief Administrative Officer or any Vice President of the Target Fund and (ii) the Controller or Treasurer of the Target Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        The Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.3        Prior to the Valuation Time, the Target Fund will have declared the dividend(s) contemplated by Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s Declaration of Trust and By-Laws.

8.2        As of the Closing, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Fund will have received an opinion from Vedder Price P.C. and an opinion from Morgan, Lewis & Bockius LLP, each dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Proxy Statement/Prospectus as filed with the

Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received an opinion from Vedder Price P.C. and an opinion from Morgan, Lewis & Bockius LLP, each dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Target Fund Shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        The Funds will have received an opinion of Vedder Price P.C. dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Common Shares, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Common Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be allocated between the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganization, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of a Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Chief Administrative Officer or any Vice President of each Fund without further action by the Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization.

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or the Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of each Fund acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of a Fund, as provided in such Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN PREFERRED INCOME OPPORTUNITIES FUND

By:
		Name:	Gifford R. Zimmerman
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

NUVEEN FLEXIBLE INVESTMENT INCOME FUND

By:
		Name:	Gifford R. Zimmerman
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Virginia O’Neal

EXHIBIT A

CAPITALIZATION OF THE TARGET FUND

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Nuveen Flexible Investment Income Fund (JPW)	Unlimited	Unlimited

A-1

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Acquiring Fund’s financial performance for the periods shown. Certain information of the Acquiring Fund reflects financial results for a single Common share or preferred share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Acquiring Fund’s annual financial statements as of and for the fiscal years ended July 31, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG’s report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended prior to July 31, 2015 has been audited by Ernst & Young LLP, an independent registered public accounting firm. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended July 31				Year Ended December 31
Per Share Operating Performance	2016	2015	2014	2013(h)	2012	2011	2010	2009	2008	2007	2006
Beginning Common Share Net Asset Value (“NAV”)	$10.45	$10.67	$10.26	$10.28	$8.67	$9.62	$8.56	$5.60	$12.38	$14.26	$14.18
Investment Operations:
Net Investment Income (Loss)(a)	0.77	0.80	0.79	0.46	0.76	0.51	0.50	0.54	0.86	0.97	1.02
Net Realized/Unrealized Gain (Loss)	0.11	(0.25)	0.38	(0.04)	1.61	(0.72)	1.23	3.03	(6.49)	(1.34)	0.50
Distributions from Net Investment Income to FundPreferred Shareholders(b)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00 *	(0.15)	(0.28)	(0.31)
Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.09)	(0.03)

Total	0.88	0.55	1.17	0.42	2.37	(0.21)	1.73	3.57	(5.78)	(0.74)	1.18

Less Distributions to Common Shareholders:
From Net Investment Income	(0.80)	(0.77)	(0.76)	(0.44)	(0.76)	(0.75)	(0.57)	(0.61)	(0.69)	(0.77)	(0.87)
From Accumulated Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.25)	(0.08)
Return of Capital	0.00	0.00	0.00	0.00	0.00	0.00	(0.11)	(0.02)	(0.31)	(0.12)	(0.15)

Total	(0.80)	(0.77)	(0.76)	(0.44)	(0.76)	(0.75)	(0.68)	(0.63)	(1.00)	(1.14)	(1.10)

Common Share:
Discount from Common Shares Repurchased and Retired	0.00	0.00 *	0.00 *	0.00	0.00	0.01	0.01	0.02	0.00 *	0.00 *	0.00 *
Ending NAV	$10.53	$10.45	$10.67	$10.26	$10.28	$8.67	$9.62	$8.56	$5.60	$12.38	$14.26

Ending Share Price	$10.43	$9.19	$9.34	$9.35	$9.71	$8.01	$8.35	$7.49	$4.60	$10.93	$14.29

Common Share Total Returns:
Based on NAV(c)	9.01%	5.36%	11.97%	4.09%	28.17%	(2.23)%	21.06%	67.37%	(49.27)%	(5.71)%	8.71%
Based on Share Price(c)	23.47%	6.76%	8.50%	0.63%	31.44%	4.95%	21.28%	81.73%	(51.80)%	(16.28)%	29.81%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$1,020,717	$1,012,766	$1,035,146	$995,460	$997,484	$840,643	$938,844	$839,846	$556,698	$1,230,342	$1,421,951

	Year Ended July 31					Year Ended December 31
Per Share Operating Performance	2016	2015	2014	2013(h)		2012	2011	2010	2009	2008	2007	2006
Ratios to Average Net Assets Before Reimbursement(d)
Expenses	1.73%	1.63%	1.67%	1.67	%***	1.79%	1.73%	1.67%	1.80%	2.47%	1.53%	1.49%
Net Investment Income (Loss)	7.58%	7.55%	7.73%	7.47	%***	7.85%	5.40%	5.39%	7.76%	8.14%	6.54%	6.80%
Ratios to Average Net Assets After Reimbursement(d)(e)
Expenses	N/A	N/A	N/A	N/A		N/A	1.70%	1.54%	1.57%	2.04%	1.05%	1.00%
Net Investment Income (Loss)	N/A	N/A	N/A	N/A		N/A	5.43%	5.52%	7.99%	8.57%	7.03%	7.28%
Portfolio Turnover Rate(g)	17%	44%	41%	27%		123%	34%	49%	50%	36%	84%	72%
FundPreferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—		$—	$—	$—	$—	$118,650	$708,000	$708,000
Liquidation Value Per Share	$—	$—	$—	$—		$—	$—	$—	$—	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—	$—	$—	$—		$—	$—	$—	$—	$142,298	$64,444	$75,210
Borrowings at the End of Period: (h)
Aggregate Amount Outstanding (000)	$404,100	$404,100	$402,500	$402,500		$383,750	$348,000	$270,000	$270,000	$145,545	$—	$—
Asset Coverage Per $1,000	$3,526	$3,506	$3,572	$3,473		$3,599	$3,416	$4,477	$4,111	$5,640	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable;

•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred Shares and/or borrowings, where applicable.

•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

Year Ended 7/31:	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(f)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
2016		—%		0.50%
2015	—		0.41
2014	—		0.43
2013(h)	—		0.45	***

Year Ended 12/31:
2012	—		0.52
2011	—	**	0.43
2010	—	**	—
2009	—	**	—
2008	0.01		—
2007	—	**	—
2006	—		—

(e)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(f)	Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.
(g)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales divided by the average long-term market value during the period.
(h)	For the seven months ended July 31, 2013.
N/A	The Fund no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

Target Fund

The following Financial Highlights table is intended to help a prospective investor understand the Target Fund’s financial performance for the periods shown. Certain information of the Target Fund reflects financial results for a single common share or preferred share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Target Fund’s annual financial statements as of and for the fiscal years ended July 31, 2016 and 2015, including the financial highlights for the fiscal years then ended, have been audited by KPMG LLP, independent registered public accounting firm. KPMG’s report, along with the Target Fund’s financial statements, is included in the Fund’s Annual Report. KPMG has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the fiscal years ended prior to July 31, 2015 has been audited by Ernst & Young LLP, an independent registered public accounting firm. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended July 31
Per Share Operating Performance	2016	2015	2014	2013(d)
Beginning Common Share Net Asset Value (“NAV”)	$18.59	$19.96	$18.91	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	1.21	1.37	1.42	0.03
Net Realized/Unrealized Gain (Loss)	0.22	(0.78)	1.14	(0.18)

Total	1.43	0.59	2.56	(0.15)

Less Distributions to Common Shareholders:
From Net Investment Income	(1.21)	(1.47)	(1.51)	0.00
From Accumulated Realized Gains	0.00	(0.49)	0.00	0.00
Return of Capital	(0.20)	0.00	0.00	0.00

Total	(1.41)	(1.96)	(1.51)	0.00

Common Share:
Discount from Common Shares Repurchased and Retired	0.00 *	0.00	0.00	0.00
Offering Costs	0.00	0.00	0.00 *	(0.04)
Ending NAV	$18.61	$18.59	$19.96	$18.91

Ending Share Price	$16.78 #	$16.30	$18.28	$19.80

Common Share Total Returns:
Based on NAV(b)	8.49%	3.19%	14.26%	(0.99)%
Based on Share Price(b)	12.89%	(0.02)%	0.80%	(1.00)%
Common Share Supplemental Data/Ratios Applicable to Common Shares
Ending Net Assets (000)	$68,821	$68,873	$73,948	$66,297
Ratios to Average Net Assets(c)
Expenses	1.91%	1.82%	1.70%	1.40%**
Net Investment Income (Loss)	6.96%	7.15%	7.51%	1.93%**
Portfolio Turnover Rate(e)	63%	122%	71%	3%
Borrowings at the End of Period: (g)
Aggregate Amount Outstanding (000)	$27,000	$30,000	$30,000	$—
Asset Coverage Per $1,000	$3,549	$3,296	$3,465	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in Common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable.

• Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable, as follows:

Year Ended 7/31:	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
2016		0.44%
2015	0.37
2014(f)	0.33	**

(d)	For the period June 25,2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lessor of long-term purchases or sales divided by the average long-term market value during the period.
(f)	For the period August 13,2013 (first utilization date of borrowings) through July 31, 2014.
(g)	The Fund did no utilize borrowings prior to the fiscal year ended July 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in the Target Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of December 31, 2016.

Dollar Range of Equity Securities

Board Member/Nominee(1)	Target Fund	Family of Investment Companies(2)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None	over $100,000
William C. Hunter	None	over $100,000
David J. Kundert	None	over $100,000
Albin F. Moschner(3)	None	None
John K. Nelson	None	over $100,000
William J. Schneider	None	over $100,000
Judith M. Stockdale	None	over $100,000
Carole E. Stone	None	over $100,000
Terence J. Toth	None	over $100,000
Margaret L. Wolff	None	$50,001-$100,000
Board Members/Nominees who are interested persons of the Funds
William Adams IV	None	over $100,000
Margo L. Cook(3)	None	over $100,000

(1)	Board Members Adams, Kundert, Nelson and Toth are Nominees for election with respect to shareholders of the Target Fund at the Annual Meeting, as described in the Proxy Statement/Prospectus.
(2)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Target Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee.
(3)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds, effective July 1, 2016.

The following table sets forth for each Board Member and Board Member Nominee individually and for the Board Members, Board Member Nominees and officers as a group the amount of shares beneficially owned in the Target Fund as of December 31, 2016. The information as to beneficial ownership is based on statements furnished by each Board Member, Board Member Nominee and officer.

C-1

Fund Shares Owned By Board Members And Officers(1)

Board Member/Nominee	Target Fund
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None
William C. Hunter	None
David J. Kundert	None
Albin F. Moschner(2)	None
John K. Nelson	None
William J. Schneider	None
Judith M. Stockdale	None
Carole E. Stone	None
Terence J. Toth	None
Margaret L. Wolff	None
Board Members/Nominees who are interested persons of the Funds
William Adams IV	None
Margo L. Cook(2)	None
All Board Members/Nominees and Officers as a Group	None

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.
(2)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds, effective July 1, 2016.

C-2

APPENDIX D

INFORMATION REGARDING OFFICERS AND DIRECTORS

OF ADVISER AND SUB-ADVISERS

Principal Executive Officers and Directors
Adviser/Sub- Adviser	Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Nuveen Fund Advisors, LLC	William Adams IV	333 West Wacker Drive Chicago, Illinois 60606	Co-President	Cedric H. Antosiewicz Stephen D. Foy Kevin J. McCarthy Kathleen L. Prudhomme Christopher M. Rohrbacher Gifford R. Zimmerman Margo L. Cook William Adams IV
	Margo L. Cook	333 West Wacker Drive Chicago, Illinois 60606	Co-President

NWQ Investment Management Company, LLC	Jon D. Bosse	2049 Century Park East, Suite 1600 Los Angeles, CA 90067	Co-President, Chief Investment Officer	Kevin J. McCarthy Gifford R. Zimmerman

	John E. Conlin	2049 Century Park East, Suite 1600 Los Angeles, CA 90067	Co-President

	Phyllis G. Thomas	2049 Century Park East, Suite 1600 Los Angeles, CA 90067	Senior Managing Director, Chair, Investment Oversight Committee, Portfolio Manager

Nuveen Asset Management, LLC	William T. Huffman	333 West Wacker Drive Chicago, Illinois 60606	President	Kevin J. McCarthy Kathleen L. Prudhomme Gifford R. Zimmerman

D-1

APPENDIX E

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements;

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees, that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	JPW 0317

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the postage-paid envelope
VOTE IN PERSON
Attend Shareholder Meeting
333 West Wacker Dr.
Chicago, Illinois 60606 on March 7, 2017

Please detach at perforation before mailing.

NUVEEN FLEXIBLE INVESTMENT INCOME FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 7, 2017

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Flexible Investment Income Fund revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Flexible Investment Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on March 7, 2017 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof:

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Flexible Investment Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

JPW_28422_120916

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Flexible Investment Income Fund

Shareholders Meeting to Be Held on March 7, 2017.

The Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒		+
A	Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided.

	Class II	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV 02. David J. Kundert 03. John K. Nelson 04. Terrence J. Toth	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Flexible Investment Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Preferred Income Opportunities Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

		☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	JPW 28422	M xxxxxxxx	+

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2017

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

NUVEEN PREFERRED INCOME OPPORTUNITIES FUND (JPC)

AND

NUVEEN FLEXIBLE INVESTMENT INCOME FUND (JPW)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Flexible Investment Income Fund (the “Target Fund”) in connection with the proposed reorganization of the Target Fund into Nuveen Preferred Income Opportunities Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share; and (2) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [•], 2017 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Proxy Statement/Prospectus.

This SAI is dated [•], 2017.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”) without the approval of shareholders.

The Funds have similar investment objectives. Each Fund’s primary investment objective is high current income. The secondary investment objective of the Acquiring Fund is total return and the secondary investment objective of the Target Fund is capital appreciation. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through bank borrowings.

The Acquiring Fund has a non-fundamental investment policy that requires, under normal circumstances, that the Fund invest at least 80% of its Managed Assets in preferred securities, which for this purpose include contingent convertible capital instruments (sometimes referred to as “CoCos”), and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. The Target Fund has a non-fundamental investment policy that requires, under normal circumstances, that the Fund invest at least 80% of its Managed Assets in income producing preferred, debt, and equity securities issued by companies located anywhere in the world, and up to 40% of its Managed Assets may consist of equity securities, distinct from preferred securities.

As of the date of this SAI, the Acquiring Fund and the Target Fund each have a non-fundamental policy requiring it to invest at least 50% and 25%, respectively, of its Managed Assets in securities that, at the time of investment, are rated investment grade (BBB/Baa and above). The Acquiring Fund may invest up to 50% of its Managed Assets in securities that are rated below investment grade. Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called “split-rated”) and unrated securities judged to be of comparable quality by each Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), or the sub-adviser(s). NWQ Investment Management Company, LLC (“NWQ”) currently serves as the sub-adviser to the Target Fund. Nuveen Asset Management, LLC (“NAM” and together with NWQ, the “Sub-Advisers” and each, a “Sub-Adviser”) and NWQ currently serve as the sub-advisers to the Acquiring Fund. The foregoing credit quality policies apply only at the time a security is purchased, and no Fund is required to dispose of a security in the event that a nationally recognized statistical rating organization (“NRSRO”) downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, a Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to this SAI.

Currently, the Acquiring Fund and the Target Fund may currently invest up to 100% and 50%, respectively, of their Managed Assets in securities issued by non-U.S. companies. In addition, the Acquiring Fund may invest up to 5% of the portion of its portfolio managed by NAM in preferred securities issued by companies located in emerging market countries and up to 10% of its Managed

Assets in non-U.S. dollar denominated securities, while the Target Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries but, under normal circumstances, must invest 100% of its Managed Assets in U.S. dollar denominated securities. For purposes of identifying non-U.S. companies, the Funds use Bloomberg classifications, which employ various factors as described herein and in the Proxy Statement/Prospectus. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index.

Under normal circumstances, each Fund will invest more than 25% of its Managed Assets in securities of financial services companies. This policy is a fundamental policy. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and real estate investment trusts (“REITs”). For purposes of identifying companies in the financial services sector, the Funds use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (“GICS”)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company in the financial services sector, the Funds consider such company as in the financial services sector.

The Acquiring Fund and the Target Fund may invest up to 10% and 15%, respectively, of their Managed Assets in securities and other instruments that, at the time of purchase, are illiquid.

Each Fund may engage in hedging transactions from time to time. The Funds do not intend to enter into futures, options on futures and swaps transactions that would cause the Adviser and Sub-Adviser(s) to be required to register with the CFTC as a commodity pool operator with respect to the Fund.

During temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which each Fund may invest directly). Temporary defensive periods may have an adverse effect on each Fund’s ability to achieve its investment objectives.

Each Fund’s investment objectives and certain investment policies specifically identified in this SAI as such are considered fundamental and may not be changed without shareholder approval. All of the other investment policies of each Fund, including as noted above, are not considered to be fundamental by such Fund and can be changed by the Board without a vote of the shareholders; provided that the Acquiring Fund will notify shareholders at least 60 days prior to any change in its policy to invest at least 80% of its managed assets in preferred securities.

Neither Fund can change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of each Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Each Fund may utilize the following forms of leverage: (1) borrowings from a financial institution and (2) the issuance of preferred shares or other senior securities, such as commercial paper or notes. Additionally, the Funds may invest in portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and reverse repurchase agreements.

Currently, each Fund employs financial leverage through bank borrowings. The timing and terms of any leverage transaction are determined by a Fund’s Board, and may vary with prevailing market or economic conditions. The Acquiring Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. The Target Fund has not issued preferred shares to date. If a Fund issues preferred shares, such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining Board Members would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the Investment Company Act of 1940, as amended (the “1940 Act”), and Massachusetts law.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies.

There is no assurance that a Fund will achieve its investment objectives.

PORTFOLIO COMPOSITION

In addition to and supplementing the Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Preferred Securities.    The Acquiring Fund invests in preferred securities. The Acquiring Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Acquiring Fund may be adversely affected.

Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Acquiring Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Contingent capital securities (sometimes referred to as “CoCos”) are preferred capital securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. There are other types of preferred and hybrid-preferred securities that offer loss absorption to the issuing entity but until now only CoCos have predetermined loss absorption mechanisms and triggers. Thus, unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Acquiring Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Acquiring Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Acquiring Fund may invest in preferred securities of either segment.

Other Equity Securities.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Acquiring Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Acquiring Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs).

Debt Securities.    Debt securities in which the Acquiring Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

Zero Coupon Bonds and Other OID Instruments.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Convertible Securities.    Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs.    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Acquiring Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Foreign Issuers.    The Acquiring Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Acquiring Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Acquiring Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Acquiring Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives.    The Acquiring Fund may use derivatives to hedge the risk associated with portfolio holdings or for investment exposure. The specific derivative instruments to be used, or other transactions to be entered into, may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Acquiring Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that these derivative strategies will be available at any time or that the Sub-Advisers will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Acquiring Fund, the Acquiring Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government Agencies or instrumentalities. U.S. Government Agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United

States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes, however, they are redeemable by the Acquiring Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s or Fitch and that matures within one year of the date of purchase or carries a variable or floating rate of interest.

(5) Bankers’ acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

(6) Variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Acquiring Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Acquiring Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper.

(7) Variable rate demand obligations (“VRDOs”), which are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Cash Equivalents and Short-Term Investments.    During temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Acquiring Fund may invest directly).

Illiquid Securities

The Acquiring Fund may invest up to 10% of its Managed Assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Acquiring Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Acquiring Fund’s Board has delegated to the Adviser and the Sub-Advisers, the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Acquiring Fund’s Board has directed the Adviser and the Sub-Advisers to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Acquiring Fund’s use of leverage through borrowings or the issuance of preferred shares, the Acquiring Fund may enter into interest rate swap or cap transactions. The payment obligation would be based on the notional amount of the swap.

The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Acquiring Fund will generally enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Acquiring Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps has the potential to enhance or harm the overall performance of the Acquiring Fund’s common shares. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counterparty that a Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Advisers will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares.

The Acquiring Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Advisers will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Other Investment Companies

The Acquiring Fund may not invest its Managed Assets in securities of other open- or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Advisers will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described the Proxy Statement/Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:1

	Acquiring Fund	Target Fund
1.	Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.	Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), except as permitted by the 1940 Act.[2]

2.	Borrow money, except as permitted by the Investment Company Act of 1940.	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.[3]

3.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating corporate loans.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

4.	Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation the term “issuer” shall not include a lender selling a participant to the Fund together with any other person interpositioned between such lender and Fund with respect to a participation.	Invest more than 25% of its total assets in securities of issuers in any one industry, except the Fund will invest at least 25% of its assets in securities of issuers in the financial services sector, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

5.	Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein, and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

[1]	The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.
[2]

Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[3]	Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

	Acquiring Fund	Target Fund

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities.

7.	Make loans of funds or other assets, other than by obtaining interests in corporate loans, entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations.	Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.[4]

8.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer and, provided further that for purposes of this restriction, the term “issuer” includes both the borrower under a loan agreement and the lender selling a participation to the Fund, together with any other persons interpositioned between such lender and the Fund with respect to a participation.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities, and securities issued by other investment companies), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of

[4]	Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Fund, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board; provided that, with respect to the Target Fund, the Board provides 60 days’ prior written notice to shareholders. Each Fund may not:

	Acquiring Fund	Target Fund
1.	Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.	—

2.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

3.	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.	Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

4.	—	Invest directly in futures, options on futures, and swaps to the extent that Nuveen Fund Advisors or NWQ would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator with respect to the Fund.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives.

For the fiscal years ended July 31, 2016 and July 31, 2015, the portfolio turnover rates of the Funds were as follows:

Fund	2016	2015
Acquiring Fund	17%	44%
Target Fund	63%	122%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is twelve (12), two of whom are an “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten (10) of whom are not interested persons (referred to herein as “Independent Board Members”). None of the Independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), Nuveen Fund Advisors, the Sub-Advisers or their affiliates.

Each Fund’s Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2019 annual meeting, the Class II Board Members serving until the 2020 annual meeting and the Class III Board Members serving until the 2018 annual meeting, in each case until their respective successors are elected and qualified. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Jack B. Evans, William J. Schneider, Albin F. Moschner and Margo L. Cook are slated in Class III.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board; Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Med-America Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	182	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	182	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	182	Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Albin F. Moschner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1952	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	182	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	182	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	182	Director, CBOE Holdings, Inc. (since 2010).

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its investment committee; formerly, Member, Chicago Fellowship Board (2005-2006), formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005- 2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	182	Member of the
Board of
Directors
(since 2013)
of Travelers
Insurance
Company of
Canada and
The Dominion
of Canada
General
Insurance
Company
(each, a part
of Travelers
Canada, the
Canadian
operation of
The Travelers
Companies,
					Inc.).
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2017 annual shareholder meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	182	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margo L. Cook(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2018 annual shareholder meeting Length of Service: Since 2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013–2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	182	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Board Members Adams and Cook is an “interested person” as defined in the 1940 Act by reason of his/her respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC; Managing Director (since 2010) of Nuveen Investments Holdings, Inc.	75

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	183

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	183

Nathaniel T. Jones 333 West Wacker Drive Chicago, Illinois 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	183

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	183

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	183

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)
Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director and Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	183

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004–2010).	183

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, Illinois 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Senior Vice President (since 2011) formerly, Vice President (2008-2011) and Assistant General Counsel (since 2008) of Nuveen Investments Holdings, Inc.; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	183

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	183

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(3)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003) and Nuveen Investments Advisers, LLC (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	183

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 31, 2017.
(3)	Each officer also serves as an officer of the Diversified Real Asset Income Fund, a closed-end management investment company advised by the Adviser, but not overseen by the Board.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of the Funds’ operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. As of January 1, 2017, the members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended July 31, 2016, the Executive Committee did not meet.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2017, the members of the Dividend Committee are William C. Hunter, Chair, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended July 31, 2016, the Dividend Committee met five times.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of January 1, 2017, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, Albin F. Moschner, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended July 31, 2016, the Closed-End Funds Committee met four times.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolio. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2017, the members of the Audit Committee Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended July 31, 2016, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of January 1, 2017, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Albin F. Moschner, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended July 31, 2016, the Compliance Committee met five times.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members, and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and the weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. As of January 1, 2017, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended July 31, 2016, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Fund’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this SAI, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which he had been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams is a member of the Senior Leadership Team of TIAA Global Asset Management (“TGAM”), as well as co-chair of Nuveen Investments’ Management and Operating Committees. He has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is currently Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Margo L. Cook

Margo L. Cook. Ms. Cook, appointed to serve as an interested Board Member of the Funds, has been Co-Chief Executive Officer and Co-President of Nuveen Investments since March 2016, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team of TGAM, as well as co-chair of Nuveen Investments’ Management and Operating Committees. She is Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund

Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of the University of Rhode Island Foundation Board of Trustees, and Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006 to 2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment

Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a Member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012), Catalyst Schools of Chicago and is on the Mather Foundation Board (since 2012) and is Chair of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Pursuant to the organizational documents of the Funds, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. See the Joint Proxy Statement/Prospectus under “Certain Provisions in each Fund’s Declaration of Trust and By-Laws.”

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2016:

Dollar Range of Equity Securities

Board Member/Nominee(1)	Acquiring Fund	Target Fund	Family of Investment Companies(2)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None	None	over $100,000
William C. Hunter	None	None	over $100,000
David J. Kundert	None	None	over $100,000
Albin F. Moschner(3)	None	None	None
John K. Nelson	None	None	over $100,000
William J. Schneider	None	None	over $100,000
Judith M. Stockdale	None	None	over $100,000
Carole E. Stone	None	None	over $100,000
Terence J. Toth	None	None	over $100,000
Margaret L. Wolff	None	None	$50,001 - $100,000
Board Members/Nominees who are interested persons of the Funds
William Adams IV	None	None	over $100,000
Margo L. Cook(3)	None	None	over $100,000

(1)	Board Members Adams, Kundert, Nelson and Toth are Nominees for election with respect to shareholders of the Target Fund at the Annual Meeting, as described in the Proxy Statement/Prospectus.
(2)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in each Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee.
(3)	Board Members Cook and Moschner were appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds, effective July 1, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, the Sub-Advisers, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, the Sub-Advisers or Nuveen Investments.

As of December 31, 2016, the Board Members and executive officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund.

Compensation

Effective January 1, 2017, each Independent Board Member receives a $177,500 annual retainer, plus: (a) a fee of $5,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required;

(d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of the Funds who are not Independent Board Members serve without any compensation from the Fund.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member for its last fiscal year.

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth	Margaret L. Wolff(4)
Acquiring Fund	$3,833	$4,118	$—	$—	$4,239	$—	$3,289	$2,095	$1,726	$3,426	$1,164
Target Fund	$254	$348	$237	$—	$252	$280	$336	$249	$115	$354	$87
Total Compensation from Nuveen Funds Paid to Board Members(5)	$354,312	$332,500	$354,764	$70,000	$350,375	$393,412	$327,644	$346,482	$79,125	$349,767	$205,819

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan with the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner(2)	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth	Margaret L. Wolff
Acquiring Fund	$450	$—	$4,260	$—	$—	$4,905	$681	$2,192	$—	$828	$611
Target Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

(2)	Mr. Moschner was appointed on June 22, 2016 to the Board of Trustees/Directors of the Nuveen Funds effective July 1, 2016. Mr. Moschner received no compensation from the Funds for the last fiscal year.
(3)	Ms. Stringer retired from the Board of Trustees/Directors of the Nuveen Funds effective December 31, 2015.
(4)	Ms. Wolff was appointed to the Board of Trustees/Directors of the Nuveen Funds effective February 15, 2016.
(5)	Based on the compensation paid (including any amounts deferred) to the Trustees for the one year period ended December 31, 2016, for services to the Nuveen Funds.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser

Nuveen Fund Advisors is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Nuveen Investments is an operating division of TIAA Global Asset Management (“TGAM”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of September 30, 2016, TGAM managed approximately $891 billion in assets, of which approximately $134 billion was managed by Nuveen Fund Advisors.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2016	2015	2014
Gross Advisory Fees	$11,386,857	$11,694,124	$11,483,356
Waiver	$—	$—	$—

Net Advisory Fees	$11,386,857	$11,694,124	$11,483,356

Target Fund	2016	2015	2014
Gross Advisory Fees	$787,500	$872,089	$837,180
Waiver	$—	$—	$—

Net Advisory Fees	$787,500	$872,089	$837,180

Sub-Advisers

Nuveen Fund Advisors has selected affiliates: (i) NWQ Investment Management Company, LLC, located at 2049 Century Park East, Suite 1600, Los Angeles, California 90067 (previously defined as “NWQ”), to serve as the sub-adviser to the Target Fund and (ii) Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606 (previously defined as “NAM” and together with NWQ, the “Sub-Advisers” and each, a “Sub-Adviser”), and NWQ to serve as the sub-advisers to the Acquiring Fund, each managing a portion of the Acquiring Fund’s investment portfolio. Nuveen Fund Advisors has engaged the Sub-Advisers, each a registered investment adviser, to oversee day-to-day operations and manage the investment of their respective Fund’s assets on a discretionary basis pursuant to a sub-advisory agreement between Nuveen Fund Advisors and each Sub-Adviser (collectively, the “Sub-Advisory Agreements”), subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreements, each Sub-Adviser is compensated for the services it provides to its Fund(s) with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and the Sub-Advisers retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser is compensated for the services it provides to the Fund(s) with a portion of the management fee Nuveen Fund Advisors receives from each Fund with respect to the Sub-Adviser’s allocation of Fund average daily net assets. For the services provided pursuant to the Sub-Advisory Agreements, Nuveen Fund Advisors pays the Sub-Advisers a fee, payable monthly, as specified by the following schedule:

Sub-Advisory Fee Schedule for Each Fund

Average Daily Net Assets*	Percentage of Management Fee
Up to $125 million	50.00%
For the next $25 million	47.50%
For the next $25 million	45.00%
For the next $25 million	42.50%
Over $200 million	40.00%

*	For this purpose, “Average Daily Net Assets” includes net assets attributable to any preferred shares and the principal amount of borrowings pursuant to the Investment Management Agreement between Nuveen Fund Advisors and the Fund.

For the services provided pursuant to the Sub-Advisory Agreements, Nuveen Fund Advisors paid a fee, payable monthly, for the fiscal years ended July 31, 2016, 2015 and 2014: (i) to NWQ equal to 42.4748% for the Acquiring Fund and 50.0000% for Target Fund and (ii) to NAM equal to 42.1948% for the Acquiring Fund, of the management fee paid by the Fund to Nuveen Fund Advisors. The rate paid by Nuveen Fund Advisors to the Sub-Advisers, with respect to the Acquiring Fund, will not change as a result of the proposed Reorganization. Nuveen Fund Advisors paid the following amounts to the Sub-Advisers in the last three fiscal years for services rendered to the Funds:

	Fiscal Year Ended
	July 31, 2016	July 31, 2015	July 31, 2014
Acquiring Fund—NWQ	$2,289,676	$2,357,225	$2,315,834
Acquiring Fund—NAM	$2,553,818	$2,589,474	$2,529,263
Target Fund—NWQ	$393,750	$436,044	$418,590

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, the Sub-Advisers are responsible for execution of specific investment strategies and day-to-day investment operations. Currently, NAM and NWQ each manage approximately half of the Acquiring Fund’s investment portfolio. NWQ also manages the Target Fund’s investment portfolio. Douglas M. Baker and Brenda Langenfeld are the portfolio managers for the NAM team, and Thomas J. Ray and Susi Budiman lead the investment team for NWQ. Mr. Baker, Ms. Langenfeld, Mr. Ray and Ms. Budiman will continue to manage the Acquiring Fund upon completion of the Reorganization.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of July 31, 2016:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas M. Baker	Separately Managed Accounts	316	$511 million
	Pooled Accounts	2	$101 million
	Registered Investment Vehicles	6	$4.963 billion

Brenda Langenfeld	Separately Managed Accounts	316	$511 million
	Pooled Accounts	4	$182 million
	Registered Investment Vehicles	5	$5.133 billion

Thomas J. Ray	Separately Managed Accounts	3,819	$979 million
	Pooled Accounts	2	$113 million
	Registered Investment Vehicles	6	$797 million

Susi Budiman	Separately Managed Accounts	3,817	$978 million
	Pooled Accounts	2	$113 million
	Registered Investment Vehicles	4	$468 million

*	Assets are as of July 31, 2016. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

NAM.    Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    Each Fund’s portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of the applicable Sub-Adviser.

A portion of a portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Sub-Adviser’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of the applicable Sub-Adviser based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that link a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm’s growth over time.

NWQ.    NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (“TCC”) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented based on investment performance exceeding applicable benchmarks. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios,

•	Objective review of stock recommendations and the quality of primary research, and

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration, and work ethic.

To further strengthen NWQ’s incentive compensation package and to create an even stronger alignment with the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with certain senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to participating employees that is similar to restricted stock and options, and vests over the next several years. As mentioned above, the equity ownership is large in scale, broadly distributed, and has a robust governance structure to ensure that NWQ’s professionals have a strong alignment of interests with the firm’s clients over the long term. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ and NAM seek to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies and by having portfolio managers focus on a particular investment discipline, respectively. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Sub-Advisers have adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Sub-Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Sub-Adviser may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

The Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of July 31, 2016:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Fund
Douglas M. Baker	None	None
Brenda Langenfeld	None	None
Thomas J. Ray	None	None
Susi Budiman	None	$1-$10,000

Each of the Sub-Advisory Agreements continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each of the Sub-Advisory Agreements may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, the Sub-Advisers, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, the Sub-Advisers and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in preferred and income producing securities. The Funds may also acquire, directly or through a special-purpose vehicle, equity securities; provided that, under current non-fundamental investment restrictions, the Funds may not purchase securities of issuers for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control. The Sub-Advisers do not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, the Sub-Advisers would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of the Sub-Adviser’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, the Sub-Advisers will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of the Sub-Adviser’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of the Sub-Adviser’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, the Sub-Advisers are responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds generally include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Sub-Adviser obligations to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates, including the Adviser and Sub-Advisers, except in compliance with the 1940 Act.

It is the policy of each Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Advisers will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the practice of the Sub-Advisers to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to a Sub-Adviser’s own research efforts, the receipt of research information is not expected to reduce significantly a Sub-Adviser’s expenses. While the Sub-Advisers will be primarily responsible for the placement of the business of the Funds, the policies and practices of the Sub-Advisers in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

The Sub-Advisers may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. The Sub-Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where a Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from a Sub-Adviser’s management outweigh any disadvantage that may arise from such Sub-Adviser’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2016	2015	2014
Acquiring Fund	$184,406	$526,107	$407,586
Target Fund	$53,622	$158,546	$115,330

During the fiscal year ended July 31, 2016, the Acquiring Fund and Target Fund paid to brokers as commissions in return for research services $153,740 and $46,320, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $604,121,178 and $94,648,020, respectively.

During the fiscal year ended July 31, 2016, the Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of July 31, 2016:

Acquiring Fund

Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent (as of July 31, 2016)
Barclays Capital Inc.	Barclays PLC, 8.250%	$16,213,863
Barclays Capital Inc.	Barclays Bank PLC, 144A, 10.180%	4,569,561
Citigroup Global Markets, Inc.	Citigroup Inc., 5.800%	2,925,000
Citigroup Global Markets, Inc.	Citigroup Inc., 5.875%	$8,039,857
Citigroup Global Markets, Inc.	Citigroup Inc., 5.950%	8,824,529
Citigroup Global Markets, Inc.	Citigroup Inc., 6.125%	8,115,483
Citigroup Global Markets, Inc.	Citigroup Inc., 6.250%	4,315,388
Citigroup Global Markets, Inc.	Citigroup Inc., 6.875%	1,600,703
Citigroup Global Markets, Inc.	Citigroup Inc., 7.125%	13,400,580
Citigroup Global Markets, Inc.	Citigroup Inc., 8.125%	4,221,160
Credit Suisse Securities, LLC	Credit Suisse Group AG, 144A, 7.500%,	9,232,200
Goldman Sachs Company	Goldman Sachs Group Inc. 5.300%	3,851,588
Goldman Sachs Company	Goldman Sachs Group Inc. 5.375%	11,269,885
Goldman Sachs Company	Goldman Sachs Group, Inc. 5.500%	2,411,937
HSBC Securities, Inc.	HSBC Bank PLC, 0.975%	293,500
HSBC Securities, Inc.	HSBC Bank PLC, 1.188%	571,250
HSBC Securities, Inc.	HSBC Holdings PLC, 6.875%	3,723,450
HSBC Securities, Inc.	HSBC Holdings PLC, 8.000%	3,727,546
HSBC Securities, Inc.	HSBC Capital Funding LP, Debt, 144A, 10.176%	6,179,880
JPMorgan Securities LLC	JPMorgan Chase & Company, 5.300%	9,708,185
JPMorgan Securities LLC	JPMorgan Chase & Company, 6.100%	132,969
JPMorgan Securities LLC	JPMorgan Chase & Company, 6.750%	21,655,864
JPMorgan Securities LLC	JPMorgan Chase & Company, 7.900%	4,888,000
JPMorgan Securities LLC	JPMorgan, Interest Rate Swap	(12,137,778	)*
Morgan Stanley Company, Inc.	Morgan Stanley, 5.550%	5,953,500
Morgan Stanley Company, Inc.	Morgan Stanley, 6.875%	6,487,050
Morgan Stanley Company, Inc.	Morgan Stanley, 7.125%	21,923,304
State Street Bank and Trust Co.	Fixed Income Clearing Corporation, Repurchase Agreement	6,077,118
UBS Securities, LLC	UBS Group AG, Reg S, 7.000%	3,922,599
UBS Securities, LLC	UBS Group AG, Reg S, 7.125%	7,235,961
Wells Fargo Securities, LLC	Wells Fargo & Company, 5.875%	19,106,687
Wells Fargo Securities, LLC	Wells Fargo REIT, 6.375%	2,975,670
Wells Fargo Securities, LLC	Wells Fargo & Company, 7.500%	9,618,353
Wells Fargo Securities, LLC	Wells Fargo & Company, 7.980%	9,190,136

*	Amount reflects unrealized appreciation/depreciation.

Target Fund

Broker/Dealer	Issuer	Aggregate Target Fund Holdings of Broker/Dealer or Parent (as of July 31, 2016)
Goldman Sachs Company	Goldman Sachs Group Inc., 5.300%	$228,656
HSBC Securities, Inc.	HSBC Holdings PLC, 8.000%	532,576
JPMorgan Securities LLC	JPMorgan Chase & Company, 6.750%	1,013,534
Merrill Lynch	Merrill Lynch International Company CV, 144A	1,111,382
Morgan Stanley Company, Inc.	Morgan Stanley, 7.125%	950,884
State Street Bank and Trust Co.	Fixed Income Clearing Corporation, Repurchase Agreement	277,234
Wells Fargo Securities, LLC	Wells Fargo & Company, 5.875%	495,563
	Wells Fargo & Company, 7.500%	1,235,409

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or any Sub-Adviser to such Fund or any affiliated person of the Adviser or any Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Investment Management Agreement or a Sub-Advisory Agreement).

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if issued in the future, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than

10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund, potentially requiring the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to regulated investment companies under the Code.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to continue to qualify as a regulated investment company and to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain investment practices of the Acquiring Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gain that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Acquiring Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Acquiring Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Acquiring Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate Dividends Received Deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Acquiring Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Distributions to shareholders of net investment income received by the Acquiring Fund, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income, except as described below with respect to qualified dividend income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the Dividends Received Deduction available to corporate shareholders. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Acquiring Fund’s shareholders to be treated as qualified dividend income, the Acquiring Fund must also meet certain holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring

Fund’s ability to make distributions on its common shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance thereunder (collectively, “FATCA”) generally require the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from the Acquiring Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Acquiring Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Acquiring Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Acquiring Fund and (b) distributions received by the Acquiring Fund from a lower-tier regulated investment company or REIT that the Acquiring Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of foreign investors in the Acquiring Fund. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Acquiring Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Acquiring Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Acquiring

Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Acquiring Fund that such distribution is qualified short-term gain or net capital gain) and the Acquiring Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if the Acquiring Fund is a United States real property holding corporation or former United States real property holding corporation, the Acquiring Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

EXPERTS

The financial statements of the Acquiring Fund and the Target Fund appearing in the Funds’ Annual Report for the fiscal year ended July 31, 2016 are incorporated herein. The financial statements as of and for the fiscal years ended July 31, 2016 and 2015 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and the Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended July 31, 2015, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective September 30, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the fiscal years ended prior to July 31, 2015, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to July 31, 2015 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Reorganization. If one Fund does not obtain the requisite approvals, the closing of the Reorganization will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of July 31, 2016. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Nuveen Flexible Investment Income Fund (“Target Fund”)	Nuveen Preferred Income Opportunities Fund (“Acquiring Fund”)	July 31, 2016

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the

Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4. The table below shows the common shares that Target Fund shareholders would have received if the Reorganization was to have taken place on the period end date in Note 1.

Shares Exchanged
6,483,170

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$1,020,716,677	July 31, 2016
Target Fund	$68,821,117	July 31, 2016
Acquiring Fund Pro Forma	$1,088,967,794	July 31, 2016

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Acquiring Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees(1)	$(63,829)	(0.01)%
Custodian fees(2)	(39,322)	(0.00	)%(3)
Professional fees(2)	(25,904)	(0.00	)%(3)
Shareholder reporting expenses(2)	(23,027)	(0.00	)%(3)
Stock exchange listing fees(2)	(7,889)	(0.00	)%(3)
Other(2)	(7,387)	(0.00	)%(3)

Total Pro Forma Net Expense Adjustment	$(167,358)	(0.02)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganization to the combined fund’s average managed assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganization is consummated) will be allocated among the Funds. The costs of the Reorganization are estimated to be $570,000. This cost represents the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Plan and consists of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Funds. The Acquiring Fund and the Target Fund are expected to be charged approximately $40,000 and $530,000, respectively, in connection with the Reorganization. The Pro Forma financial information included in Note 2 has been adjusted for costs related to the Reorganization to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment, if applicable.

If the Reorganization had occurred as of July 31, 2016, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions. As of the date of this SAI, the Adviser expects to allocate all or substantially all of the assets of the Target Fund to the portion of the Acquiring Fund’s portfolio sub-advised by NAM based on current market conditions. While NAM expects to reposition a significant portion (approximately 84%) of the Target Fund assets transferred to the Acquiring Fund following the Reorganization, such repositioning is expected to represent approximately 5% of the combined portfolio following the Reorganization due to the relatively small size of the Target Fund.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of July 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any, per the table below.

	Acquiring Fund	Target Fund
Expiration:
July 31, 2017	$204,895,930	$—
July 31, 2018	9,385,427	—
July 31, 2019	—	—
Not subject to expiration	19,456,396	5,299,726

Total	$233,737,753	$5,299,726

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity

A-1

has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-2

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-3

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

A-4

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-5

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-6

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-7

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

A-8

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as

A-9

“Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-10

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report July 31, 2016

JPC
Nuveen Preferred Income Opportunities Fund

JPI
Nuveen Preferred and Income Term Fund

JPS
Nuveen Preferred Securities Income Fund (formerly known as Nuveen Quality Preferred Income Fund 2)

JPW
Nuveen Flexible Investment Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. Subsequent employment reports have been stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including weaker commodity prices, have kept inflation much lower for longer than many expected.

The U.S.’s modest expansion and positive employment trends led the U.S. Federal Reserve (Fed) to begin its path toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. However, since then, the Fed has remained on hold for reasons ranging from domestic to international, which helped continue to prop up asset prices despite bouts of short-term volatility.

Outside the U.S., optimism has been harder to come by. Investors continue to question whether China’s economy is finally stabilizing or still slowing. The U.K.’s June 23rd “Brexit” vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere. Yet, growth has remained subdued.

With global economic growth still looking fairly fragile, and few near-term catalysts for improvement, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Securities Income Fund (JPS) (formerly known as Nuveen Quality Preferred Income Fund 2)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen Investments, Inc., are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred Securities Income Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.

Effective January 31, 2016, the primary and secondary benchmarks for JPI changed in order to better represent the current investible universe of preferred securities. The BofA/Merrill Lynch U.S. All Capital Securities Index is the new Primary Benchmark. The secondary blended benchmark now consists of 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. This secondary blended benchmark better aligns the portfolios with the investible universe of preferreds and hybrids by adding the contingent capital index to the performance benchmark. The secondary blended benchmark also better reflects the portfolios’ positioning with regard to $25 par securities and $1,000 par securities, as well as from a credit quality and duration perspective. The BofA/Merrill Lynch Contingent Capital Index has a recent inception date of December 31, 2013.

Additionally, JPI and JPC each has revised its investment policies to eliminate the previous 40% of assets limit on non-U.S. issuers in order to allow for increased investments in U.S. dollar-denominated contingent capital securities (CoCos).

Effective June 15, 2016, JPC changed its investment policies to remove CoCos from the 20% “Other Securities” investment strategies category and include them in the 80% principal investment strategies category.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

During October, 2015, the Board of Trustees for the Nuveen closed-end funds approved a plan to merge Nuveen Quality Preferred Income Fund (JTP) and Nuveen Quality Preferred Income Fund 3 (JHP) into the acquiring Fund, Nuveen Quality Preferred Income Fund 2 (JPS). During March 2016, shareholder approval was completed. The reorganization became effective on May 9, 2016, at which time the Nuveen Quality Preferred Income Fund 2 was renamed the Nuveen Preferred Securities Income Fund (keeping its ticker symbol of JPS). See Notes to Financial Statements, Notes 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

Additionally, in October 2015, the Board approved changes to both JPS’s non-fundamental investment policies related to the minimum allocation to investment grade securities and the Fund’s secondary blended benchmark index. These changes were made to better align JPS’s strategies with the evolution in the preferred securities market since the Fund’s launch in 2002. JPS’s minimum allocation to investment grade securities was reduced from 80% to 65% and the existing 45% limit on U.S. dollar-denominated preferred securities of non-U.S. issuers was eliminated. JPS’s blended benchmark index consisted of 55% BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 45% Barclays Tier 1 Capital Securities Index. Its new blended benchmark index consists of 60% BofA/Merrill Lynch All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index.

Here the portfolio management teams discuss the U.S. economy and market conditions, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended July 31, 2016?

Over the twelve-month reporting period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.1%, as reported by the “second” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in July 2016 from 5.3% in July 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in June 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 5.1%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 0.8% over the twelve-month reporting period ended July 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s “Brexit” vote to leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

6	NUVEEN

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February, however, fear began to subside in March. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, a very disappointing jobs growth report in May and the significant uncertainty surrounding the U.K.’s Brexit vote led the Fed to again hold rates steady at its June and July meetings.

The U.K.’s vote on June 23, 2016 to leave the EU caught investors off guard. In response, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Although many political and economic uncertainties for the U.K. and the EU remain, market volatility was relatively subdued throughout July, as concerns of a Brexit-induced financial crisis abated.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier assets did recover. Common equity and high yield bonds generated total return of 5.38% as measured by the Russell 1000® Value Index and 4.92% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds did better with a 9.39% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. The best performing asset class was undoubtedly the preferred market, with a 10.51% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index. The $1,000 par dominated BofA/Merrill Lynch U.S. All Capital Securities Index posted a 5.1% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index posted a 10.5% return.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2016 and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016 the Fund’s common shares at net asset value (NAV) outperformed the JPC Blended Index, but underperformed the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen Asset Management

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with arguably wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employ a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction or another for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We continually monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market have run rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. Callable fixed rate coupon securities, like many preferred securities, contain an additional risk, also known as duration extension risk, which is not applicable to non-callable fixed income structures. Duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates, exactly the time when investors benefit least from higher duration. Luckily, there are coupon structures within the preferred securities market, like floating rate coupons and fixed-to-variable rate coupons that do not expose investors to the aforementioned duration extension risk. Given our concern regarding the potential impact of rising interest rates on preferred security valuations, we favor fixed-to-variable rate coupon structures which, all else equal, provide a lower duration profile on day one, and almost no duration extension risk versus traditional fixed rate coupon structures. One final note, fixed-to-variable rate securities are more common on the $1,000 par side of the market, and thus another reason in addition to relative value considerations for our current, and foreseeable, overweight to $1,000 par securities relative to the JPC Blended Index.

As mentioned in previous reports, the population of “new generation” preferred securities, such as contingent capital securities (otherwise known as CoCos), have indeed become an increasingly meaningful presence within the preferred/hybrid security marketplace. We estimate the total CoCo universe today to be just over $400 billion in size, with total capacity over the next few years eventually totaling between $500 billion and $600 billion based upon the current size of international banks’ balance sheets. As a reminder, international bank capital standards outlined in Basel III require new Additional Tier 1 (AT1)-qualifying and Tier 2-qualifying securities to contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures, including equity conversion, permanent write-down of principle or temporary write-down of principle with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the threshold trigger level. We have allocated modestly to this new universe of securities. In our opinion, we have focused on those issuers that have

8	NUVEEN

meaningful capital cushions above regulatory minimum capital levels. Focusing exposure on these better capitalized issuers helps minimize to a great extent the likelihood of a conversion event, or a skipped coupon payment. In addition to the seeking out those issuers with the larger capital cushions, we also favor those issuers that have, or have nearly, issued their full regulatory amount of AT1 securities, to reduce the impact that future new issue supply might have on secondary valuations.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Until recently, below investment grade preferred securities typically were not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps to express our desire to be positioned defensively against rising interest rates. Also, please note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher. From a fundamental perspective, we do not believe that below investment grade rated preferred securities exposes our investors to the same risks found in other below investment grade categories like traditional high yield bonds or senior loans.

There is another interesting note to consider regarding recent ratings trends across the preferred/hybrid market. Over the past few years, the rating agencies have revised their methodologies for preferred securities which have resulted in a broad drift lower in average ratings for the asset class. This is primarily driven by the fact that the rating agencies no longer place a high likelihood of government support for the preferred security investor during times of crisis. In our opinion, these same rating agencies have yet to fully recognize the tremendous improvement in bank balance sheets post financial crisis, nor have they acknowledged the lower risk profile of the bank business model under the monumental amount of new regulatory oversight. At some point, we do expect rating agencies to take these factors into consideration and eventually to rate bank-issued preferred securities higher than what we observe today.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. We seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-variable rate and variable rate coupon structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market. As a result, credit spreads should also narrow. We believe that credit spread compression in the preferred security asset class could help mitigate the negative impact of rising interest rates.

While our allocation to $1,000 par preferred securities was about equal to the JPC Blended Index as of July 31, 2016, on average during the reporting period the Fund was overweight these structures. Versus the previous JPC Blended Index, the benchmark for performance through January 31, 2016, we maintained a meaningful overweight to $1,000 par securities. The new JPC Blended Index had a larger allocation to $1,000 par securities and as of July 31, 2016, both the JPC sleeve managed by NAM and the new JPC Blended Index had a 68% allocation to that side of the market. The Fund’s overweight to $1,000 par structures detracted from relative performance. In this prolonged low interest rate environment, retail investors’ demand for income producing securities has grown dramatically. With the single-minded focus on income, retail investors continued to drive valuations on the $25 par side of the market to increasingly higher levels. Looking at the two sides of the market another way, valuations have run so high on the $25 par side of the market that there is now a large population of these securities trading at a negative yield-to-worst. Given that valuations between the two sides of the market have divided so dramatically, we do expect valuations to normalize in the near future.

NUVEEN	9

Portfolio Managers’ Comments (continued)

Our overweight in the $1,000 par side of the market was also heavily concentrated in fixed-to-variable rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-variable rate structures were better aligned with our strategy versus traditional fixed rate coupon securities. However, as of July 31, 2016 the Fund had 0.6 year longer effective duration versus the new JPC Blended Index. Despite having roughly 10% more fixed-to-variable rate exposure versus the new Blended Index at the end of the reporting period, the allocation within the JPC sleeve managed by NAM compared to the new Blended Index indeed had more exposure to non-call 10-year structures versus non-call 5-year structures, the former having inherently more duration than the latter. Given that interest rates actually decreased during the reporting period, relative performance of the JPC sleeve managed by NAM benefitted at the margin from the slightly longer duration profile. In addition, the non-call 10-year structures have greater key rate duration exposure further out the curve versus non-call 5-year structures. As a result, the flattening of the slope between 5-year U.S. Treasuries and 10-year U.S. Treasuries during the reporting period also contributed to relative outperformance versus the new JPC Blended Index. Unfortunately, the relative performance between $1,000 par and $25 par was a much greater factor on relative performance and resulted in the JPC sleeve managed by NAM slightly underperforming its new Blended Index.

Finally, while the JPC sleeve managed by NAM was underweight to CoCos versus the new JPC Blended Index, the Fund was actually overweight CoCo securities during the first six months of the reporting period when compared to the old JPC Blended Index. The old JPC Blended Index had no exposure to CoCos, while the Fund had an approximate 15% allocation to that segment of the market during the reporting period. Unfortunately, during the first half of the reporting period, the CoCo market was affected by several negative headlines resulting in the BofA/Merrill Lynch Contingent Capital Index posting a -1.6% total return for the six-month reporting period starting July 31, 2015 and ending January 31, 2016. During the second half of the reporting period, and with the onset of the new JPC Blended Index with its 40% allocation to CoCos, the Fund naturally transitioned from being overweight to underweight CoCos on a relative basis. While being overweight CoCO securities during the first half of the reporting period detracted from performance, the relative underweight to CoCos during the second half of the reporting period benefitted relative performance. For the twelve-month reporting period, the relative impact from the initial underweight and latter overweight to CoCos ended-up being inconsequential to performance.

NWQ Investment Management Company

For the portion of the Fund managed by NWQ, we seek to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier assets did recover. Common equity and high yield bonds generated total return of 5.38% as measured by the Russell 1000® Value Index and 4.92% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds did better with a 9.39% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. Best performing asset class was undoubtedly the preferred market, with a 10.51% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

Through security selection, we reduced our exposure to common stocks and increased our exposure to investment grade bonds as many stocks have reached our target prices while we saw more attractive opportunities in bonds issued by high quality companies. This move has helped us protect some downside risks when as we went through several

10	NUVEEN

periods of intense volatility during the reporting period. The Fund’s average credit quality stayed the same, with an overweight in the BBB-BB rated part of the credit spectrum. We increased duration as we invested in longer maturity investment grade bonds, which also helped us as rates declined during the reporting period.

During the reporting period, our preferred, investment grade bonds, equity and high yield holdings contributed to performance. Several sectors contributed to the Fund’s performance, in particular our holdings in the industrial sector. However, our banking sector holdings detracted from performance.

Several of our holdings performed well during the reporting period, including National Storage Affiliates Trust (NSA) common stock. NSA is a self-storage real estate investment trust (REIT) that contributed to performance after posting strong results in its first year as a public company and closing its valuation discount versus other self-storage REITs. NSA has beaten and raised acquisition expectations and its stores continue to put up solid fundamental growth.

Also positively contributing to performance was Hercules Technology Growth Capital, Inc. common stock. The company is a leading specialty finance company focused on providing senior secured venture growth loans to high growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. The stock performed well during the reporting period as the company announced solid earnings during the reporting period.

Lastly, MGM Growth Properties contributed to performance. This REIT consists of U.S. properties operated by MGM. The master lease with MGM has a 10-year term with extension options on all properties, with cross-default and corporate parent guarantee protections. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) growth is expected to be stable in the low- to mid-single digits. We believe its high quality assets, favorable master lease terms and attractive dividend yield that may offer better downside protection. However, we think the downside risks are its asset concentration (single tenant) and expected minimal external growth opportunities near-term. When we initiated the position at the company’s IPO, we thought the incremental 150 basis point pick up in yield versus the outstanding MGM Growth Properties senior notes (which were trading at around 5% yield-to-maturity) offered an attractive risk-reward opportunity on the common stock. The stock rallied further during the second quarter of 2016 when the company announced its acquisition of the Borgata property from Boyd. This acquisition alleviated some of the company’s downside risks because it provided MGM greater diversity outside Las Vegas and is incremental to MGM’s rental income.

Detracting from performance was Seagate Technology, which designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers, and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans and share buybacks, to offset recent weak stock performance. Gilead Sciences, Inc. common stock also detracted from performance. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Although we wouldn’t completely dismiss the potential for price controls, we feel they are very unlikely. Much of the focus has been on off-patent drugs or newly acquired drugs that underwent significant price increases. Gilead has expensive drug therapies, but they are novel in their development and treat diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth. Lastly, the senior debt of Gibson Brands Inc. detracted from performance. Gibson underperformed as the company’s entry into the consumer electronics business has experienced difficulties which have weighed on its financial performance. This was partially offset by strength in its guitar business.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to moderate potential rate impact through investments in shorter duration preferred

NUVEEN	11

Portfolio Managers’ Comments (continued)

securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the reporting period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options had a positive impact on performance.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016, the Fund’s shares at net asset value (NAV) underperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the new JPI Blended Benchmark Index, the old JPI Blended Benchmark and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with arguably wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employ a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction or another for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We continually monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market have run rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. Callable fixed rate coupon securities, like many preferred securities, contain an additional risk, also known as duration extension risk, which is not applicable to non-callable fixed income structures. Duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates, exactly the time when investors benefit least from higher duration. Luckily, there are coupon structures within the preferred securities market, like floating rate coupons and fixed-to-variable rate coupons that do not expose investors to the aforementioned duration extension risk. Given our concern regarding the potential impact of rising interest rates on preferred security valuations, we favor fixed-to-variable rate coupon structures which, all else equal, provide a lower duration profile on day one, and almost no duration extension risk versus traditional fixed rate coupon structures.

12	NUVEEN

Fixed-to-variable rate securities are more common on the $1,000 par side of the market, and thus another reason in addition to relative value considerations for our current, and foreseeable, overweight to $1,000 par securities relative to the JPI Blended Index.

As mentioned in previous reports, the population of “new generation” preferred securities, such as contingent capital securities (otherwise known as CoCos), have indeed become an increasingly meaningful presence within the preferred/hybrid security marketplace. We estimate the total CoCo universe today to be just over $400 billion in size, with total capacity over the next few years eventually totaling between $500 billion and $600 billion based upon the current size of international banks’ balance sheets. As a reminder, international bank capital standards outlined in Basel III require new Additional Tier 1 (AT1)-qualifying and Tier 2-qualifying securities to contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures, including equity conversion, permanent write-down of principle or temporary write-down of principle with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the threshold trigger level. We have allocated modestly to this new universe of securities. In our opinion, we have focused on those issuers that have meaningful capital cushions above regulatory minimum capital levels. Focusing exposure on these better capitalized issuers helps minimize to a great extent the likelihood of a conversion event, or a skipped coupon payment. In addition to the seeking out those issuers with the larger capital cushions, we also favor those issuers that have, or have nearly, issued their full regulatory amount of AT1 securities, to reduce the impact that future new issue supply might have on secondary valuations.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade only mandates. Until recently, below investment grade preferred securities typically were not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps to express our desire to be positioned defensively against rising interest rates. Also, please note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher. From a fundamental perspective, we do not believe that below investment grade rated preferred securities exposure our investors to the same risks found in other below investment grade categories like traditional high yield bonds or senior loans.

There is another interesting note to consider regarding recent ratings trends across the preferred/hybrid market. Over the past few years, the rating agencies have revised their methodologies for preferred securities which have resulted in a broad drift lower in average ratings for the asset class. This is primarily driven by the fact that the rating agencies no longer place a high likelihood of government support for the preferred security investor during times of crisis. In our opinion, these same rating agencies have yet to fully recognize the tremendous improvement in bank balance sheets post financial crisis, nor have they acknowledged the lower risk profile of the bank business model under the monumental amount of new regulatory oversight. At some point, we do expect rating agencies to take these factors into consideration and eventually to rate bank-issued preferred securities higher than what we observe today.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive securities, like fixed-to-variable rate and variable rate coupon structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one

NUVEEN	13

Portfolio Managers’ Comments (continued)

where the current domestic economic recovery has likely gained meaningful traction. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market. As a result, credit spreads should also narrow. We believe that credit spread compression in the preferred security asset class could help mitigate the negative impact of rising interest rates.

While our allocation to $1,000 par preferred securities was about equal to the JPI Blended Index as of July 31, 2016, on average during the reporting period the Fund was overweight these structures. Versus the previous JPI Blended Index, the benchmark for performance through January 31, 2016, we maintained a meaningful overweight to $1,000 par securities. The new JPI Blended Index had a larger allocation to $1,000 par securities and as of July 31, 2016, both JPI and the new JPI Blended Index had a 68% allocation to that side of the market. The Fund’s overweight to $1,000 par structures detracted from relative performance. In this prolonged low interest rate environment, retail investors’ demand for income producing securities has grown dramatically. With the single-minded focus on income, retail investors continued to drive valuations on the $25 par side of the market to increasingly higher levels. Looking at the two sides of the market another way, valuations have run so high on the $25 par side of the market that there is now a large population of these securities trading at a negative yield-to-worst. Given that valuations between the two sides of the market have bifurcated so dramatically, we do expect valuations to normalize in the near future.

Our overweight in the $1,000 par side of the market was also heavily concentrated in fixed-to-variable rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-variable rate structures were better aligned with our strategy versus traditional fixed rate coupon securities. However, as of July 31, 2016 the Fund had 0.6 year longer effective duration versus the new JPI Blended Index. Despite having roughly 10% more fixed-to-variable rate exposure versus the new Blended Index at the end of the reporting period, JPI’s allocation compared to the new JPI Blended Index indeed had more exposure to non-call 10-year structures versus non-call 5-year structures, the former having inherently more duration than the latter. Given that interest rates actually decreased during the reporting period, relative performance of JPI benefitted at the margin from the slightly longer duration profile. In addition, the non-call 10-year structures have greater key rate duration exposure further out the curve versus non-call 5-year structures. As a result, the flattening of the slope between 5-year U.S. Treasuries and 10-year U.S. Treasuries during the twelve-month reporting period also contributed to relative outperformance versus the new JPI Blended Index. Unfortunately, the relative performance between $1,000 par and $25 par was a much greater factor on relative performance and resulted in JPI slightly underperforming its new JPI Blended Index.

Finally, while JPI was underweight to CoCos versus the new JPI Blended Index, the Fund was actually overweight CoCo securities during the first six months of the reporting period when compared to the old JPI Blended Index. The old JPI Blended Index had no exposure to CoCos, while the Fund had an approximate 15% allocation to that segment of the market during the reporting period. Unfortunately, during the first half of the reporting period, the CoCo market was affected by several negative headlines resulting in the BofA/Merrill Lynch Contingent Capital Index posting a -1.6% total return for the six-month reporting period starting July 31, 2015 and ending January 31, 2016. During the second half of the reporting period, and with the onset of the new JPI Blended Index with its 40% allocation to CoCos, the Fund naturally transitioned from being overweight to underweight CoCos on a relative basis. While being overweight CoCO securities during the first half of the period detracted from performance, the relative underweight to CoCos during the second half of the period benefitted relative performance. For the twelve-month reporting period, the relative impact from the initial underweight and latter overweight to CoCos ended-up being inconsequential to performance.

Nuveen Preferred Securities Income Fund (JPS) (formerly Nuveen Quality Preferred Income Fund 2)

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016 the Fund’s common shares at net asset value (NAV) outperformed the Barclays U.S.

14	NUVEEN

Aggregate Bond Index and the new JPS Blended Benchmark. The new JPS Blended Benchmark Index, which is a secondary benchmark, consists of 60% BofA/ Merrill Lynch All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy during the reporting period was to reposition the Fund during and after its reorganization into higher yielding below investment grade preferred securities and more fixed-to-variable type coupon structures. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to senior corporate credit. Extension risk, the risk that a security’s duration will lengthen, due to a decrease in prepayments caused by rising interest rates, is endemic to the $25 par sector. As a result, we reduced our concentrations in this sector from roughly 33% down to 20% by the end of the reporting period. We then repositioned the Fund into the fixed-to-variable capital securities sector. Overall, concentrations in below investment grade securities were increased from 10% to 32% and capital securities were increased from 63% to 79% with the objective of increasing the Fund’s potential for higher net earnings.

During the reporting period, the U.S. Fed raised its target funds rate by 25 basis points in December 2015. There was also a sharp correction in the S&P 500® Index during the January and February 2016 period. Deflation and slow growth has kept both the ECB and the Bank of Japan in accommodative positions. More recently the Bank of England has cut its key benchmark rate and has begun a quantitative easing program of its own on the heels of the UK’s vote to leave the EU.

Despite the brief pause during the beginning of 2016, preferred securities performed well over the course of the reporting period. The positive total return has been aided by several factors, including the consistent decline in long-term U.S. Treasury rates, additional easy money from global central banks and constructive fundamental capital formation in the banking sector. Capital securities were the top performers for the reporting period, including General Electric Company 5% and QBE Cap Funding III Limited 7.25% being among the best. The main detractors were Catlin Insurance Company Limited 7.249% and Glen Meadows Pass Through Trust 6.505, which the market is pricing on its expectation that it will not be called when the call options become active next year but will likely switch to paying a floating rate coupon.

We positioned the Fund to play the intermediate part of the yield curve on average by moving more underweight the $25 par sector and overweight more intermediate $1,000 par sector. The Fund is positioned this way because we prefer to take more credit risk than duration risk. Additionally, we like the structural benefits of the contingent capital securities (“CoCo”) sector which has resettable intermediate fixed rate coupons. The CoCo sector received some good fundamental news through regulatory changes this summer whereby coupon payments should gain more certainty because the capital that EU member banks will be required to hold in order to pay the coupons was reduced. This change by the ECB gives the EU banks more cushion to absorb losses before a capital trigger can begin to limit the maximum distributable amounts. We increased the Fund’s concentrations in CoCo securities to approximately 30% during the reporting period in order to augment the potential for higher net earnings.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2016. For the twelve-month reporting period ended July 31, 2016, the Fund’s common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index.

NUVEEN	15

Portfolio Managers’ Comments (continued)

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund’s investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, along with uncertainty around the Fed’s hiking cycle all contributed to the significant volatility to both equity and credit markets. By the end of the reporting period however, riskier assets did recover. Common equity and high yield bonds generated a total return of 5.38% as measured by the Russell 1000® Value Index and 4.92% for the BofA/Merrill Lynch U.S. High Yield Index. Investment grade corporate bonds did better with a 9.39% return as measured by the BofA/Merrill Lynch U.S. Corporate Index. The best performing asset class was the preferred market, with a 10.51% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

Through security selection, we reduced our exposure to common stocks and increased investment grade bonds as many stocks have reached our target prices while we saw more attractive opportunities in bonds issued by high quality companies. This move has helped us protect some downside risks when as we went through several periods of intense volatility during the reporting period. The Fund’s average credit quality stayed the same, with an overweight in the BBB-BB rated part of the spectrum. We increased duration as we invested in longer maturity investment grade bonds, which also helped us as rates declined during the reporting period.

During the reporting period, our preferred, investment grade bonds, equity and high yield holdings contributed to performance. Several sectors contributed to the Fund’s performance, in particular our holdings in the industrial sector. However, our banking sector holdings detracted from performance.

Several of our holdings performed well during the reporting period, including National Storage Affiliates Trust (NSA) common stock. NSA is a self-storage real estate investment trust (REIT) that contributed to performance after posting strong results in its first year as a public company and closing its valuation discount versus other self-storage REITs. NSA has beaten and raised acquisition expectations, and its stores continue to put up solid fundamental growth.

Also positively contributing to performance was Hercules Technology Growth Capital, Inc. common stock. The company is a leading specialty finance company focused on providing senior secured venture growth loans to high growth, innovative venture capital-backed companies in a broadly diversified variety of technology, life sciences and sustainable and renewable technology industries. The stock performed well during the reporting period as the company announced solid earnings during the reporting period.

Lastly, MGM Growth Properties contributed to performance. This REIT consists of U.S. properties operated by MGM. The master lease with MGM has a 10-year term with extension options on all properties, with cross-default and corporate parent guarantee protections. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) growth is expected to be stable in the low- to mid-single digits. We believe its high quality assets, favorable

16	NUVEEN

master lease terms and attractive dividend yield should offer better downside protection. However, we think the downside risks are its asset concentration (single tenant) and expected minimal external growth opportunities near-term, plus Las Vegas cyclicality. When we initiated the position at the company’s IPO, we thought the incremental 150 basis point pick up in yield versus the outstanding MGM Growth Properties senior notes (which were trading at around 5% yield-to-maturity) offered an attractive risk-reward opportunity on the common stock. The stock rallied further during the second quarter of 2016 when the company announced its acquisition of the Borgata property from Boyd. This acquisition alleviated some of the company’s downside risks because it provided MGM greater diversity outside Las Vegas and is incremental to MGM’s rental income and accretes adjusted funds from operations (AFFO) per share without adding net leverage.

Positions that detracted from performance included Seagate Technology. The company designs, manufactures and markets hard disk drives for use in enterprise storage, servers, desktops, laptop computers and other consumer electronic devices. It also has a growing solid state drive and storage systems portfolio. Recent weak demand within PC markets dragged the stock price lower as earnings were expected to be negatively affected by lower volumes. However, we believe negative sentiment has already been priced into the share price and the company has other catalysts, which include growth in the enterprise space, deferring operating expenditure plans, and share buybacks, to offset recent weak stock performance.

Also detracting from performance was Gilead Sciences, Inc. common stock. The stock came under pressure because of negative political and media coverage pertaining to drug pricing. Although we wouldn’t completely dismiss the potential for price controls, we feel they are unlikely. Also, most of the focus has been on off-patent drugs or newly acquired drugs that underwent significant price increases. Gilead certainly has expensive drug therapies, but they are novel in their development and treat diseases that are life threatening. As fundamentals prevail and earnings are reported we believe investors may be rewarded with a stock trading at attractive multiples of projected earnings and free cash flows, a strong management team and catalysts for future growth.

Lastly, CVR Partners LP holding detracted from performance. During the third quarter of 2015, the share price dropped sharply as the company reported a third quarter loss, no dividend and uncertainty about the merger between CVR Partners and Rentech Nitrogen. The stock rebounded but not enough to recover completely.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the reporting period, the Fund wrote covered call options on common stocks to hedge equity exposure. The options had a positive impact on performance.

NUVEEN	17

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC, JPI and JPS continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of July 31, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPW
Effective Leverage*	28.36%	28.67%	32.41%	28.18%
Regulatory Leverage*	28.36%	28.67%	32.41%	28.18%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2015	Draws	Paydowns	July 31, 2016	Average Balance Outstanding	Draws	Paydowns	September 28, 2016
JPC	$404,100,000	$—	$—	$404,100,000	$404,100,000	$—	$—	$404,100,000
JPI	$225,000,000	$—	$—	$225,000,000	$225,000,000	$—	$—	$225,000,000
JPS	$465,800,000	$479,200,000	$—	$945,000,000	$552,326,776	$—	$150,000,000	$795,000,000
JPW	$30,000,000	$2,500,000	$(5,500,000)	$27,000,000	$26,575,137	$—	$—	$27,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Reverse Repurchase Agreement

Subsequent to the current fiscal period, JPS entered into a $150,000,000 reverse repurchase agreement as a means of leverage. In conjunction with receipt of the $150,000,000, the Fund paid down $150,000,000 of its outstanding Borrowings.

18	NUVEEN

Common Share

Information

JPC, JPI AND JPS COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding JPC’s, JPI’s and JPS’s distributions is as of July 31, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS
August 2015	$0.0670	$0.1625	$0.0580
September	0.0670	0.1625	0.0580
October	0.0670	0.1625	0.0580
November	0.0670	0.1625	0.0580
December	0.0670	0.1625	0.0580
January	0.0670	0.1625	0.0580
February	0.0670	0.1625	0.0580
March	0.0670	0.1625	0.0580
April	0.0670	0.1625	0.0580
May*	0.0670	0.1625	0.0580
June	0.0670	0.1625	0.0590
July 2016	0.0670	0.1625	0.0620
Total Monthly Per Share Distributions	$0.8040	$1.9500	$0.7010
Ordinary Income Distribution**	$—	$0.0026	$—
Total Distributions from Net Investment Income	$0.8040	$1.9526	$0.7010
Total Distributions from Long-Term Capital Gains**	$—	$0.1824	$—
Total Distributions	$0.8040	$2.1350	$0.7010

Current Distribution Rate***	7.71%	7.93%	7.73%
*	In connection with JPS's reorganization, the Fund declared a dividend of $0.0457 per common share with an ex-dividend date of May 17, 2016, payable on June 1, 2016 and a dividend of $0.0123 per common share with an ex-dividend date of May 4, 2016, payable on June 1, 2016.
**	Distributions paid in December 2015.
***	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

JPC, JPI and JPS seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2016, JPC, JPI and JPS had positive UNII balances for tax purposes. JPC and JPI had negative UNII balances while JPS had a positive UNII balance for financial reporting purposes.

NUVEEN	19

Common Share Information (continued)

All monthly dividends paid by JPC, JPI and JPS during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

JPW DISTRIBUTION INFORMATION

The following information regarding JPW’s distributions is current as of July 31, 2016, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of July 31, 2016. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of July 31, 2016

Fiscal YTD Percentage of Distributions			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
85.9%	0.0%	14.1%	$1.4140	$1.2150	$0.0000	$0.1990

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of July 31, 2016

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2013	$0.1130	7.29%	8.49%	7.91%	4.38%	13.50%

20	NUVEEN

COMMON SHARE REPURCHASES

During August 2016 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPW
Common shares cumulatively repurchased and retired	2,826,100	0	0	6,500
Common shares authorized for repurchase	9,690,000	2,275,000	12,040,000	370,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

JPW
Common shares repurchased and retired	6,500
Weighted average price per common share repurchased and retired	$14.28
Weighted average discount per common share repurchased and retired	15.28%

OTHER COMMON SHARE INFORMATION

As of July 31, 2016, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPW
Common share NAV	$10.53	$24.60	$9.67	$18.61
Common share price	$10.43	$24.59	$9.63	$16.78
Premium/(Discount) to NAV	(0.95)%	(0.04)%	(0.41)%	(9.83)%
12-month average premium/(discount) to NAV	(6.91)%	(3.97)%	(3.84)%	(12.73)%

NUVEEN	21

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.
Nuveen Preferred Securities Income Fund (JPS) (formerly Nuveen Quality Preferred Income Fund 2)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a Fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

22	NUVEEN

Nuveen Flexible Investment Income Fund (JPW)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Prices of equity securities may decline significantly over short or extended periods of time. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. For these and other risks such as concentration and foreign securities risk, please see the Fund’s web page at www.nuveen.com/JPW.

NUVEEN	23

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	9.01%	9.92%	5.73%
JPC at Common Share Price	23.47%	13.24%	7.39%
JPC Blended Index (Comparative Benchmark)	3.51%	7.06%	5.71%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	10.51%	7.67%	3.78%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	5.1%
$25 Par (or similar) Retail Preferred	60.8%
Convertible Preferred Securities	1.6%
Corporate Bonds	12.4%
$1,000 Par (or similar) Institutional Preferred	59.3%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	139.6%
Borrowings	(39.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	31.0%
Insurance	19.9%
Capital Markets	9.6%
Real Estate Investment Trust	8.8%
Food Products	5.0%
Diversified Financial Services	4.3%
Industrial Conglomerates	3.5%
Other	17.5%
Repurchase Agreements	0.4%
Total	100%

Country Allocation

(% of total investments)1

United States	81.1%
United Kingdom	6.2%
France	2.8%
Australia	1.8%
Switzerland	1.8%
Other	6.3%
Total	100%

Top Five Issuers

(% of total long-term investments)1

Citigroup Inc.	3.6%
General Electric Company	3.0%
Wells Fargo & Company	2.7%
Cobank Agricultural Credit Bank	2.6%
JPMorgan Chase & Company	2.6%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.0%
A	1.9%
BBB	44.5%
BB or Lower	34.3%
N/R (not rated)	16.3%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	25

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	Since Inception
JPI at Common Share NAV	7.96%	9.67%
JPI at Common Share Price	20.97%	8.96%
BofA/Merrill Lynch U.S. All Capital Securities Index	8.11%	8.54%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	10.51%	6.96%
Blended Benchmark (New Comparative Index)	8.73%	6.77%
Blended Benchmark (Old Comparative Index)	9.70%	7.00%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

26	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	44.7%
Corporate Bonds	10.9%
$1,000 Par (or similar) Institutional Preferred	84.0%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings	140.2%
Borrowings	(40.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	38.3%
Insurance	24.9%
Capital Markets	9.2%
Diversified Financial Services	6.5%
Food Products	4.4%
Other	16.7%
Total	100%

Country Allocation

(% of total investments)1

United States	69.3%
United Kingdom	9.8%
France	5.4%
Switzerland	3.5%
Australia	3.5%
Other	8.5%
Total	100%

Top Five Issuers

(% of total long-term investments)1

Citigroup Inc.	3.8%
Farm Credit Bank of Texas	3.6%
Cobank Agricultural Credit Bank	3.4%
General Electric Company	3.3%
Morgan Stanley	3.1%

Credit Quality

(% of total long-term investments)1

AA	3.3%
A	2.9%
BBB	50.6%
BB or Lower	39.0%
N/R (not rated)	4.2%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	27

JPS

Nuveen Preferred Securities Income Fund

(formerly known as Nuveen Quality Preferred Income Fund 2)

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	6.77%	9.63%	4.61%
JPS at Common Share Price	14.48%	11.86%	4.92%
Barclays U.S. Aggregate Bond Index	5.94%	3.57%	5.06%
Blended Benchmark (New Comparative Index)	6.31%	N/A	N/A
Blended Benchmark (Old Comparative Index)	8.32%	7.86%	5.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

28	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	30.7%
Convertible Preferred Securities	0.7%
Corporate Bonds	8.3%
$1,000 Par (or similar) Institutional Preferred	102.8%
Investment Companies	1.3%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(0.2)%
Net Assets Plus Borrowings	147.9%
Borrowings	(47.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	49.3%
Insurance	20.5%
Capital Markets	8.0%
Other	18.4%
Investment Companies	0.9%
Repurchase Agreements	2.9%
Total	100%

Country Allocation

(% of total investments)1

United States	55.4%
United Kingdom	15.8%
France	7.3%
Switzerland	5.4%
Netherlands	5.2%
Other	10.9%
Total	100%

Top Five Issuers

(% of total long-term investments)1

General Electric Company	3.4%
Royal Bank of Scotland Group PLC	3.2%
Lloyd’s Banking Group PLC	3.0%
Citigroup Inc.	3.0%
UBS Group AG	2.9%

Credit Quality

(% of total long-term fixed-income investments)

AA	3.4%
A	4.0%
BBB	60.7%
BB or Lower	31.9%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	29

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of July 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2016

	Average Annual
	1-Year	Since Inception
JPW at Common Share NAV	8.49%	7.91%
JPW at Common Share Price	12.89%	3.91%
Barclays U.S. Aggregate Bond Index	5.94%	4.40%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	10.51%	8.90%

Since inception returns are from 6/25/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

30	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	21.8%
$25 Par (or similar) Retail Preferred	34.0%
Convertible Preferred Securities	4.5%
Corporate Bonds	64.4%
$1,000 Par (or similar) Institutional Preferred	11.7%
Common Stock Rights	1.6%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.8%
Net Assets Plus Borrowings	139.2%
Borrowings	(39.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	11.8%
Real Estate Investment Trust	10.4%
Diversified Telecommunication Services	6.6%
Capital Markets	6.1%
Wireless Telecommunication Services	4.7%
Insurance	4.4%
Food Products	4.3%
Machinery	4.1%
Pharmaceuticals	3.9%
Consumer Finance	3.7%
Chemicals	3.6%
Technology Hardware, Storage & Peripherals	3.3%
Media	3.0%
Specialty Retail	3.0%
Semiconductors & Semiconductor Equipment	2.6%
Commercial Services & Supplies	2.5%
Industrial Conglomerates	2.4%
Other	19.3%
Repurchase Agreements	0.3%
Total	100%

Credit Quality

(% of total long-term fixed-income investments)

A	2.5%
BBB	19.5%
BB or Lower	47.6%
N/R (not rated)	30.4%
Total	100%

Top Five Issuers

(% of total long-term investments)1

Frontier Communications Corporation	3.5%
Viacom Inc.	2.3%
CHS Inc.	2.0%
L Brands, Inc.	2.0%
Dish DBS Corporation	2.0%

Country Allocation

(% of total investments)1

United States	87.3%
United Kingdom	3.5%
Canada	2.9%
Belgium	1.4%
Germany	1.3%
Other	3.6%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	31

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on January 19, 2016 for JTP, JPS and JHP; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization, to approve Issuance of Additional Shares and to elect Board Members. The meeting was subsequently adjourned to February 19, 2016 and additionally adjourned to March 22, 2016.

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JPC, JPI and JPW; at this meeting the shareholders were asked to elect Board Members.

	JPC	JPI	JPW	JPS	JTP	JHP
	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares	Common Shares
To approve an Agreement and Plan of Reorganization
For	—	—	—	—	32,820,534	12,544,496
Against	—	—	—	—	2,295,973	762,105
Abstain	—	—	—	—	1,298,597	420,622
BNV	—	—	—	—	24,588,402	8,511,085
Total	—	—	—	—	61,003,506	22,238,308
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	56,731,586	—	—
Against	—	—		4,584,231
Abstain	—	—	—	2,384,090	—	—
Total	—	—	—	63,699,907	—	—
Approval of the Board Members was reached as follows:
William C. Hunter
For	80,290,626	19,229,027	3,053,388	—	—	—
Withhold	2,004,098	384,247	135,933	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—
Judith M. Stockdale
For	80,034,232	19,190,176	3,019,380	—	—	—
Withhold	2,260,492	423,098	169,941	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—
Carole E. Stone
For	80,180,617	19,182,751	3,011,588	—	—	—
Withhold	2,114,107	430,523	177,733	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—
Margaret L. Wolff
For	80,205,874	19,197,243	3,019,124	—	—	—
Withhold	2,088,850	416,031	170,197	—	—	—
Total	82,294,724	19,613,274	3,189,321	—	—	—

32	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Preferred Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred Securities Income Fund (formerly known as Nuveen Quality Preferred Income Fund 2)

Nuveen Flexible Investment Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred Securities Income Fund and Nuveen Flexible Investment Income Fund (the “Funds”) as of July 31, 2016, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose report dated September 25, 2014, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2016, the results of their operations and their cash flows for the year then ended and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 28, 2016

NUVEEN	33

JPC

Nuveen Preferred Income Opportunities Fund
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 139.2% (99.6% of Total Investments)

	COMMON STOCKS – 5.1% (3.6% of Total Investments)

	Air Freight & Logistics – 0.2%

15,600	United Parcel Service, Inc., Class B	$1,686,360

	Banks – 0.3%

97,900	CIT Group Inc.	3,383,424

	Biotechnology – 0.3%

39,600	Gilead Sciences, Inc.	3,147,012

	Capital Markets – 0.5%

119,035	Ares Capital Corporation	1,802,190
151,368	Hercules Technology Growth Capital, Inc.	2,007,140
101,032	TPG Specialty Lending, Inc.	1,773,112
	Total Capital Markets	5,582,442

	Industrial Conglomerates – 0.8%

136,300	Philips Electronics	3,620,128
41,200	Siemens AG, Sponsored ADR, (2)	4,471,930
	Total Industrial Conglomerates	8,092,058

	Insurance – 0.2%

55,900	Unum Group	1,867,619

	Media – 0.4%

106,355	National CineMedia, Inc., (3)	1,657,011
46,435	Viacom Inc., Class B, (3)	2,111,399
	Total Media	3,768,410

	Multiline Retail – 0.3%

83,300	Nordstrom, Inc.	3,684,359

	Pharmaceuticals – 1.0%

138,800	AstraZeneca PLC, Sponsored ADR	4,738,632
121,200	GlaxoSmithKline PLC, Sponsored ADR	5,462,484
	Total Pharmaceuticals	10,201,116

	Real Estate Investment Trust – 0.5%

40,000	Apartment Investment & Management Company, Class A	1,838,800
106,500	MGM Growth Properties LLC, Class A	2,887,215
	Total Real Estate Investment Trust	4,726,015

	Software – 0.2%

42,000	Oracle Corporation	1,723,680

	Tobacco – 0.4%
187,015	Vector Group Ltd., (3)	4,131,161
	Total Common Stocks (cost $50,527,720)	51,993,656

34	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 60.8% (43.5% of Total Investments)

	Banks – 14.2%

128,500	AgriBank FCB, (2)	6.875%	BBB+	$13,873,990
15,202	Boston Private Financial Holdings Inc.	6.950%	N/R	403,614
148,007	Citigroup Inc.	8.125%	BB+	4,221,160
445,498	Citigroup Inc.	7.125%	BB+	13,400,580
53,769	Citigroup Inc.	6.875%	BB+	1,600,703
172,975	Cobank Agricultural Credit Bank, (2)	6.250%	BBB+	17,902,913
63,055	Cobank Agricultural Credit Bank, (2)	6.200%	BBB+	6,433,584
38,725	Cobank Agricultural Credit Bank, (2)	6.125%	BBB+	3,755,117
219,725	Countrywide Capital Trust III	7.000%	BBB–	5,594,199
128,220	Cowen Group, Inc.	8.250%	N/R	3,385,008
152,903	Fifth Third Bancorp.	6.625%	Baa3	4,741,522
117,760	First Naigara Finance Group	8.625%	Baa3	3,048,806
123,900	FNB Corporation	7.250%	Ba2	4,029,228
138,932	HSBC Holdings PLC	8.000%	Baa1	3,727,546
414,200	Huntington BancShares Inc.	6.250%	Baa3	11,477,482
46,421	PNC Financial Services	6.125%	Baa2	1,407,485
260,212	Private Bancorp Incorporated	7.125%	N/R	6,825,361
79,430	Regions Financial Corporation	6.375%	BB	2,138,256
449,744	Regions Financial Corporation	6.375%	BB	13,015,591
133,300	TCF Financial Corporation	7.500%	BB–	3,547,113
132,000	U.S. Bancorp.	6.500%	A3	4,048,440
216,373	Webster Financial Corporation	6.400%	Baa3	5,729,557
107,000	Wells Fargo REIT	6.375%	BBB+	2,975,670
66,775	Western Alliance Bancorp.	6.250%	N/R	1,708,772
187,983	Zions Bancorporation	7.900%	BB–	5,073,661
43,293	Zions Bancorporation	6.300%	BB–	1,324,333
	Total Banks			145,389,691

	Capital Markets – 8.1%

130,200	Apollo Investment Corporation	6.875%	BBB–	3,503,682
112,775	Apollo Investment Corporation	6.625%	BBB–	2,943,428
187,440	Capitala Finance Corporation	7.125%	N/R	4,777,846
133,500	Charles Schwab Corporation	6.000%	BBB	3,723,315
74,047	Charles Schwab Corporation	5.950%	BBB	2,035,552
120,805	Fifth Street Finance Corporation	6.125%	BBB–	3,087,776
17,350	Gladstone Capital Corporation	6.750%	N/R	440,517
43,089	Gladstone Investment Corporation	7.125%	N/R	1,114,712
89,100	Goldman Sachs Group, Inc.	5.500%	Ba1	2,411,937
65,013	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	1,655,881
56,207	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	1,428,220
163,458	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	4,246,639
284,951	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	7,009,795
726,900	Morgan Stanley	7.125%	Ba1	21,923,304
219,900	Morgan Stanley	6.875%	Ba1	6,487,050
67,500	Northern Trust Corporation	5.850%	BBB+	1,865,700
261,622	Solar Capital Limited	6.750%	BBB–	6,619,037
51,445	State Street Corporation	5.350%	Baa1	1,423,483
74,800	Stifel Financial Corporation	6.250%	BB–	1,970,232
139,645	Triangle Capital Corporation	6.375%	N/R	3,595,859
	Total Capital Markets			82,263,965

	Consumer Finance – 2.2%

272,000	Discover Financial Services	6.500%	BB–	7,251,520
409,024	GMAC Capital Trust I	8.125%	B+	10,397,390
90,659	SLM Corporation, Series A	6.970%	Ba3	4,532,950
	Total Consumer Finance			22,181,860

	Diversified Financial Services – 1.6%

30,291	KKR Financial Holdings LLC	7.500%	A–	799,682
322,399	KKR Financial Holdings LLC	7.375%	BBB	8,482,318

NUVEEN	35

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon	Ratings (4)	Value

	Diversified Financial Services (continued)

141,562	Main Street Capital Corporation	6.125%	N/R	$3,683,443
125,300	PennantPark Investment Corporation	6.250%	BBB–	3,152,548
	Total Diversified Financial Services			16,117,991

	Diversified Telecommunication Services – 1.1%

135,165	Qwest Corporation	7.000%	BBB–	3,531,861
178,815	Qwest Corporation	6.875%	BBB–	4,777,937
70,600	Qwest Corporation	6.625%	BBB–	1,844,778
53,900	Verizon Communications Inc.	5.900%	A–	1,499,498
	Total Diversified Telecommunication Services			11,654,074

	Electric Utilities – 0.3%

136,900	Entergy Arkansas Inc., (2)	6.450%	Baa3	3,439,613

	Food Products – 3.7%

249,300	CHS Inc.	7.875%	N/R	7,586,199
428,392	CHS Inc.	7.100%	N/R	12,988,845
444,804	CHS Inc., (5)	6.750%	N/R	13,010,517
23,000	Dairy Farmers of America Inc., 144A, (2)	7.875%	Baa3	2,438,000
19,500	Dairy Farmers of America Inc., 144A, (2)	7.875%	Baa3	2,028,610
	Total Food Products			38,052,171

	Insurance – 12.8%

45,878	Aegon N.V	8.000%	Baa1	1,249,258
392,846	Arch Capital Group Limited	6.750%	BBB+	10,822,907
302,283	Argo Group US Inc.	6.500%	BBB–	7,974,226
126,452	Aspen Insurance Holdings Limited	7.250%	BBB–	3,349,713
408,600	Aspen Insurance Holdings Limited	5.950%	BBB–	11,824,884
403,874	Axis Capital Holdings Limited	6.875%	BBB	10,654,196
56,900	Delphi Financial Group, Inc., (2)	7.376%	BB+	1,226,906
235,211	Endurance Specialty Holdings Limited	6.350%	BBB–	6,611,781
38,500	Hanover Insurance Group	6.350%	BB+	1,000,230
138,124	Hartford Financial Services Group Inc.	7.875%	BBB–	4,332,950
561,100	Kemper Corporation	7.375%	Ba1	15,654,690
298,139	Maiden Holdings Limited	8.250%	BB	7,957,330
67,000	Maiden Holdings Limited	6.625%	BBB–	1,738,650
233,932	Maiden Holdings NA Limited	8.000%	BBB–	6,105,625
265,933	Maiden Holdings NA Limited	7.750%	BBB–	7,222,740
100,195	National General Holding Company	7.625%	N/R	2,605,070
76,400	National General Holding Company	7.500%	N/R	1,971,120
153,954	National General Holding Company	7.500%	N/R	3,998,185
310,872	Reinsurance Group of America Inc.	6.200%	BBB	9,525,118
361,700	Reinsurance Group of America, Inc.	5.750%	BBB	9,682,709
204,400	Torchmark Corporation	6.125%	BBB+	5,441,128
	Total Insurance			130,949,416

	Oil, Gas & Consumable Fuels – 0.8%

206,105	Nustar Logistics Limited Partnership	7.625%	Ba2	5,245,372
40,113	Scorpio Tankers Inc.	7.500%	N/R	1,032,910
76,005	Scorpio Tankers Inc.	6.750%	N/R	1,876,563
	Total Oil, Gas & Consumable Fuels			8,154,845

	Real Estate Investment Trust – 10.0%

112,344	AG Mortgage Investment Trust	8.000%	N/R	2,795,119
57,165	Apartment Investment & Management Company	6.875%	BB	1,529,164
74,350	Apollo Commercial Real Estate Finance	8.625%	N/R	1,918,230
141,555	Arbor Realty Trust Incorporated	7.375%	N/R	3,619,561
133,192	Ashford Hospitality Trust Inc.	9.000%	N/R	3,357,770
37,399	Ashford Hospitality Trust Inc.	8.450%	N/R	954,796
64,615	Capstead Mortgage Corporation	7.500%	N/R	1,640,575
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,908,893

36	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Real Estate Investment Trust (continued)

208,314	Chesapeake Lodging Trust	7.750%		N/R	$5,501,573
79,861	Colony Financial Inc.	7.500%		N/R	2,030,865
97,520	Colony Financial Inc.	7.125%		N/R	2,408,744
23,967	Colony Financial Inc.	8.500%		N/R	625,059
50,200	Coresite Realty Corporation	7.250%		N/R	1,327,790
270,925	DDR Corporation	6.500%		Baa3	6,992,574
182,479	Digital Realty Trust Inc.	7.375%		Baa3	5,218,899
59,270	Digital Realty Trust Inc.	7.000%		Baa3	1,509,607
258,495	Dupont Fabros Technology	6.625%		Ba2	7,268,879
70,136	Hospitality Properties Trust	7.125%		Baa3	1,848,785
49,519	Invesco Mortgage Capital Inc.	7.750%		N/R	1,261,249
133,675	LaSalle Hotel Properties	6.300%		N/R	3,607,888
111,053	MFA Financial Inc.	8.000%		N/R	2,846,288
182,859	Northstar Realty Finance Corporation	8.875%		N/R	4,706,791
51,926	Northstar Realty Finance Corporation	8.750%		N/R	1,319,959
121,633	Northstar Realty Finance Corporation	8.250%		N/R	3,066,368
72,400	Penn Real Estate Investment Trust	7.375%		N/R	1,911,360
200,000	Penn Real Estate Investment Trust	8.250%		N/R	5,264,000
135,971	Regency Centers Corporation	6.625%		Baa2	3,524,368
123,310	Senior Housing Properties Trust, (5)	5.625%		BBB–	3,164,135
57,203	STAG Industrial Inc.	9.000%		BB+	1,470,117
7,474	Summit Hotel Properties Inc.	7.875%		N/R	199,855
133,525	Sunstone Hotel Investors Inc.	6.950%		N/R	3,638,556
149,300	Urstadt Biddle Properties	7.125%		N/R	3,965,408
259,195	VEREIT, Inc.	6.700%		N/R	7,003,449
	Total Real Estate Investment Trust				102,406,674

	Real Estate Management & Development – 0.3%

110,000	Kennedy-Wilson Inc.	7.750%		BB–	2,888,600

	Specialty Retail – 0.8%

256,074	TravelCenters of America LLC	8.000%		N/R	6,552,934
55,650	TravelCenters of America LLC	8.000%		N/R	1,419,075
	Total Specialty Retail				7,972,009

	Thrifts & Mortgage Finance – 1.0%

52,102	Everbank Financial Corporation	6.750%		N/R	1,354,652
160,700	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,462,639
143,400	Federal Agricultural Mortgage Corporation	6.000%		N/R	4,213,092
	Total Thrifts & Mortgage Finance				10,030,383

	U.S. Agency – 2.8%

260,300	Farm Credit Bank of Texas, (2)	6.750%		Baa1	28,112,400

	Wireless Telecommunication Services – 1.1%

391,199	United States Cellular Corporation	7.250%		Ba1	10,695,381
	Total $25 Par (or similar) Preferred Securities (cost $571,233,818)				620,309,073

Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.6% (1.1% of Total Investments)

	Banks – 1.0%

7,225	Wells Fargo & Company	7.500%	N/A (6)	BBB	$9,618,353

	Diversified Telecommunication Services – 0.3%

34,400	Frontier Communications Corporation	11.125%	6/29/18	N/R	3,401,472

	Pharmaceuticals – 0.3%

3,725	Teva Pharmaceutical Industries Limited, (2)	7.000%	12/15/18	N/R	3,298,488
	Total Convertible Preferred Securities (cost $14,990,802)				16,318,313

NUVEEN	37

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 12.4% (8.9% of Total Investments)

	Banks – 4.5%

$6,000	Bank of America Corporation	6.250%	N/A (6)	BB+	$6,285,000
4,160	Bank of America Corporation	6.300%	N/A (6)	BB+	4,533,098
8,570	Citigroup Inc.	5.950%	N/A (6)	BB+	8,824,529
7,985	Citigroup Inc.	5.875%	N/A (6)	BB+	8,039,857
5,055	ING Groep N.V, (7)	6.500%	N/A (6)	BBB–	4,833,844
9,430	JPMorgan Chase & Company	5.300%	N/A (6)	BBB–	9,708,185
3,550	Standard Chartered PLC, 144A, (7)	6.500%	N/A (6)	BBB–	3,379,600
44,750	Total Banks				45,604,113

	Beverages – 0.1%

1,100	Cott Beverages Inc., (3)	6.750%	1/01/20	B–	1,153,625

	Biotechnology – 0.3%

3,500	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	3,389,750

	Capital Markets – 1.3%

2,050	BGC Partners Inc.	5.375%	12/09/19	BBB–	2,163,648
11,100	Goldman Sachs Group Inc.	5.375%	N/A (6)	Ba1	11,269,885
13,150	Total Capital Markets				13,433,533

	Chemicals – 0.2%

1,625	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,661,563

	Commercial Services & Supplies – 0.5%

1,520	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,569,400
1,775	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	1,925,875
1,580	R.R. Donnelley & Sons Company, (3)	6.500%	11/15/23	BB–	1,556,300
4,875	Total Commercial Services & Supplies				5,051,575

	Diversified Financial Services – 0.3%

3,170	BNP Paribas, 144A, (7)	7.625%	N/A (6)	BBB–	3,293,630

	Diversified Telecommunication Services – 0.7%

6,900	Frontier Communications Corporation, (3)	11.000%	9/15/25	BB	7,374,375

	Food Products – 0.1%

1,310	Land O Lakes Capital Trust I, 144A, (3)	7.450%	3/15/28	BB+	1,408,250

	Health Care Providers & Services – 0.1%

1,565	Kindred Healthcare Inc., (3)	6.375%	4/15/22	B–	1,443,713

	Insurance – 0.3%

2,430	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,894,412

	Machinery – 0.6%

3,200	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	3,280,000
2,703	Meritor Inc.	6.750%	6/15/21	B+	2,594,880
5,903	Total Machinery				5,874,880

	Media – 0.7%

5,350	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	5,547,281
1,470	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,418,550
6,820	Total Media				6,965,831

	Real Estate Investment Trust – 0.4%

3,525	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	3,599,905

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development – 0.3%

$3,200	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	$3,398,016

	Specialty Retail – 0.7%

6,450	L Brands, Inc.	6.875%	11/01/35	BB+	6,840,225

	Technology Hardware, Storage & Peripherals – 0.5%

4,100	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	4,622,750

	Wireless Telecommunication Services – 0.8%

1,925	Altice Financing SA, 144A	7.500%	5/15/26	BB–	1,944,250
5,875	Viacom Inc.	6.875%	4/30/36	BBB+	6,748,213
7,800	Total Wireless Telecommunication Services				8,692,463
$122,173	Total Corporate Bonds (cost $122,674,607)				126,702,609

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 59.3% (42.5% of Total Investments)

	Banks – 23.4%

$2,320	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (7)	6.750%	N/A (6)	Baa1	$2,522,357
2,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (7)	9.000%	N/A (6)	BB	2,065,000
600	Banco Santander SA, Reg S, (7)	6.375%	N/A (6)	Ba1	548,090
1,476	Bank of America Corporation	8.000%	N/A (6)	BB+	1,499,808
19,390	Bank of America Corporation, (5)	6.500%	N/A (6)	BB+	21,171,455
3,575	Barclays Bank PLC, 144A, (3)	10.180%	6/12/21	A–	4,569,561
15,935	Barclays PLC, (7)	8.250%	N/A (6)	BB+	16,213,863
2,925	Citigroup Inc., (5)	5.800%	N/A (6)	BB+	2,925,000
4,005	Citigroup Inc.	6.250%	N/A (6)	BB+	4,315,388
7,805	Citigroup Inc.	6.125%	N/A (6)	BB+	8,115,483
7,214	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	7,105,790
7,790	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	8,431,499
3,960	Commerzbank AG, 144A, (3)	8.125%	9/19/23	BBB	4,607,183
2,465	Credit Agricole SA, 144A, (7)	8.125%	N/A (6)	Ba1	2,594,413
3,950	Credit Agricole, S.A, 144A, (7)	6.625%	N/A (6)	Ba1	3,764,350
1,000	HSBC Bank PLC	1.188%	N/A (6)	A3	571,250
500	HSBC Bank PLC	0.975%	N/A (6)	A3	293,500
4,204	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	6,179,880
3,615	HSBC Holdings PLC, (7)	6.875%	N/A (6)	BBB	3,723,450
10,175	Intesa Sanpaolo SpA, 144A, (7)	7.700%	N/A (6)	Ba3	9,233,813
4,700	JPMorgan Chase & Company	7.900%	N/A (6)	BBB–	4,888,000
19,230	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	21,655,864
125	JPMorgan Chase & Company	6.100%	N/A (6)	BBB–	132,969
20,390	Lloyd’s Banking Group PLC, (7)	7.500%	N/A (6)	BB+	20,339,024
1,960	M&T Bank Corporation	6.450%	N/A (6)	Baa2	2,180,500
4,000	Nordea Bank AB, 144A, (7)	6.125%	N/A (6)	BBB	3,960,000
10,695	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	12,018,506
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	5,725,318
3,325	Royal Bank of Scotland Group PLC, (7)	7.500%	N/A (6)	BB–	3,233,563
13,906	Societe Generale, 144A, (7)	7.875%	N/A (6)	BB+	13,210,700
4,995	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	5,157,338
250	U.S. Bancorp.	5.125%	N/A (6)	A3	262,815
3,750	Wachovia Capital Trust III	5.570%	N/A (6)	BBB	3,750,000
8,641	Wells Fargo & Company, (5)	7.980%	N/A (6)	BBB	9,190,136
17,350	Wells Fargo & Company	5.875%	N/A (6)	BBB	19,106,687
3,450	Zions Bancorporation	7.200%	N/A (6)	BB–	3,639,750
	Total Banks				238,902,303

NUVEEN	39

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Capital Markets – 3.5%

$3,270	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	$3,335,400
8,920	Credit Suisse Group AG, 144A, (7)	7.500%	N/A (6)	BB	9,232,200
3,790	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	3,851,588
5,880	Morgan Stanley	5.550%	N/A (6)	Ba1	5,953,500
1,975	State Street Corporation	5.250%	N/A (6)	Baa1	2,073,750
7,055	UBS Group AG, Reg S, (7)	7.125%	N/A (6)	BB+	7,235,961
3,675	UBS Group AG, Reg S, (7)	7.000%	N/A (6)	BB+	3,922,599
	Total Capital Markets				35,604,998

	Consumer Finance – 2.0%

5,271	American Express Company	5.200%	N/A (6)	Baa2	5,178,758
1,900	American Express Company	4.900%	N/A (6)	Baa2	1,833,500
13,730	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	13,925,653
	Total Consumer Finance				20,937,911

	Diversified Financial Services – 4.2%

14,800	Agstar Financial Services Inc., 144A	6.750%	N/A (6)	BB	15,701,874
4,065	BNP Paribas, 144A, (7)	7.375%	N/A (6)	BBB–	4,146,300
5,670	BNP Paribas, 144A	7.195%	N/A (6)	BBB	6,278,816
2,300	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (6)	A+	2,328,750
10,243	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	12,522,067
1,530	Voya Financial Inc., (3)	5.650%	5/15/53	Baa3	1,476,450
	Total Diversified Financial Services				42,454,257

	Electric Utilities – 1.7%

16,265	Emera, Inc., (3)	6.750%	6/15/76	BBB–	17,529,604

	Food Products – 3.1%

23,545	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	24,781,113
6,750	Land O’Lakes Inc., 144A	8.000%	N/A (6)	BB	7,104,375
	Total Food Products				31,885,488

	Industrial Conglomerates – 4.1%

39,281	General Electric Company, (5)	5.000%	N/A (6)	AA–	42,251,626

	Insurance – 14.5%

7,365	Aviva PLC, Reg S	8.250%	N/A (6)	BBB	7,947,792
1,205	AXA SA, (3)	8.600%	12/15/30	A3	1,694,013
2,460	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (6)	A	2,659,924
2,300	CNP Assurances, Reg S	7.500%	N/A (6)	BBB+	2,480,320
29,045	Financial Security Assurance Holdings, 144A, (3)	6.400%	12/15/66	BBB+	20,767,174
1,755	Friends Life Group PLC, Reg S	7.875%	N/A (6)	A–	1,908,375
2,108	La Mondiale SAM, Reg S	7.625%	N/A (6)	BBB	2,261,252
6,590	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	7,331,375
9,335	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	11,570,733
4,160	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38	BBB	5,943,600
3,425	MetLife Inc.	5.250%	N/A (6)	BBB	3,427,740
1,150	Nationwide Financial Services Capital Trust, (3)	7.899%	3/01/37	Baa2	1,378,994
9,550	Nationwide Financial Services Inc., (3)	6.750%	5/15/37	Baa2	9,884,250
6,855	Provident Financing Trust I, (3)	7.405%	3/15/38	Baa3	7,705,226
3,315	Prudential Financial Inc., (3)	5.875%	9/15/42	BBB+	3,673,849
13,335	QBE Cap Funding III Limited, 144A, (3)	7.250%	5/24/41	BBB	14,868,524
2,340	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,571,075
18,955	Sirius International Group Limited, 144A	7.506%	N/A (6)	BB+	19,026,081
20,553	Symetra Financial Corporation, 144A, (3)	8.300%	10/15/37	Baa2	20,835,604
	Total Insurance				147,935,901

	Machinery – 0.2%

2,215	Stanley Black & Decker Inc., (3)	5.750%	12/15/53	BBB+	2,354,102

40	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Metals & Mining – 0.6%

$5,825	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	$6,305,563

	Real Estate Investment Trust – 1.5%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	Ba1	14,865,350

	Specialty Retail – 0.3%

2,650	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (6)	N/R	2,864,101

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas	10.000%	N/A (6)	Baa1	2,040,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $578,614,273)				605,931,204
	Total Long-Term Investments (cost $1,338,041,220)				1,421,254,855

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT–TERM INVESTMENTS – 0.6% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.4% of Total Investments)

$6,077	Repurchase Agreement with Fixed Income Clearing Corporation dated 7/29/16, repurchase price $6,077,133, collateralized by $4,635,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $6,205,106	0.030%	8/01/16		$6,077,118
	Total Short-Term Investments (cost $6,077,118)				6,077,118
	Total Investments (cost $1,344,118,338) – 139.8%				1,427,331,973
	Borrowings – (39.6)% (8), (9)				(404,100,000)
	Other Assets Less Liabilities – (0.2)% (10)				(2,515,296)
	Net Assets Applicable to Common Shares – 100%				$1,020,716,677

Investments in Derivatives as of July 31, 2016

Call Options Written

Number of Contracts	Description	Notional Amount (11)	Expiration Date	Strike Price	Value
(488)	CIT Group Inc.	$(1,805,600)	10/21/16	$37	$(37,576)
(413)	Nordstrom, Inc.	(1,858,500)	10/21/16	45	(90,034)
(559)	Unum Group	(2,012,400)	9/16/16	36	(20,963)
(1,460)	Total Call Options Written (premium received $156,444)	$(5,676,500)			$(148,573)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$114,296,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(3,127,182)	$(4,181,580)
JPMorgan Chase Bank, N.A.	114,296,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(6,428,051)	(7,956,198)
	$228,592,000								$(9,555,233)	$(12,137,778)

NUVEEN	41

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $144,435,630.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $117,452,757, representing 11.5% and 8.2% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $922,688,853 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of Total Investments is 28.3%.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(11)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

42	NUVEEN

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 139.6% (100.0% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 44.7% (32.0% of Total Investments)

	Banks – 14.1%

143,400	AgriBank FCB, (3)	6.875%	BBB+	$15,482,726
355,166	Citigroup Inc.	7.125%	BB+	10,683,393
44,969	Citigroup Inc.	6.875%	BB+	1,338,727
163,800	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	16,953,300
40,797	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	4,162,571
15,100	Countrywide Capital Trust III	7.000%	BBB–	384,446
117,900	Fifth Third Bancorp.	6.625%	Baa3	3,656,079
157,500	Huntington BancShares Inc.	6.250%	Baa3	4,364,325
38,600	PNC Financial Services	6.125%	Baa2	1,170,352
124,753	Private Bancorp Incorporated	7.125%	N/R	3,272,271
87,100	Regions Financial Corporation	6.375%	BB	2,344,732
331,800	Regions Financial Corporation	6.375%	BB	9,602,292
19,600	U.S. Bancorp.	6.500%	A3	601,132
114,600	Wells Fargo REIT	6.375%	BBB+	3,187,026
46,410	Zions Bancorporation	6.300%	BB–	1,419,682
	Total Banks			78,623,054

	Capital Markets – 4.8%

94,900	Goldman Sachs Group, Inc.	5.500%	Ba1	2,568,943
461,300	Morgan Stanley	7.125%	Ba1	13,912,807
235,300	Morgan Stanley	6.875%	Ba1	6,941,350
71,300	Northern Trust Corporation	5.850%	BBB+	1,970,732
54,750	State Street Corporation	5.350%	Baa1	1,514,933
	Total Capital Markets			26,908,765

	Consumer Finance – 1.4%

149,800	Discover Financial Services	6.500%	BB–	3,993,668
156,285	GMAC Capital Trust I	8.125%	B+	3,972,765
	Total Consumer Finance			7,966,433

	Diversified Financial Services – 0.3%

71,600	KKR Financial Holdings LLC	7.375%	BBB	1,883,796

	Electric Utilities – 0.4%

81,000	Entergy Arkansas Inc., (3)	6.450%	Baa3	2,035,125

	Food Products – 3.9%

267,600	CHS Inc.	7.875%	N/R	8,143,068
161,100	CHS Inc.	7.100%	N/R	4,884,552
141,800	CHS Inc.	6.750%	N/R	4,147,650
24,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,544,000
20,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,132,642
	Total Food Products			21,851,912

	Insurance – 12.3%

14,421	Aegon N.V	8.000%	Baa1	392,684
168,500	Arch Capital Group Limited	6.750%	BBB+	4,642,175
59,200	Aspen Insurance Holdings Limited	7.250%	BBB–	1,568,208
432,500	Aspen Insurance Holdings Limited	5.950%	BBB–	12,516,550
177,623	Axis Capital Holdings Limited	6.875%	BBB	4,685,695
61,100	Delphi Financial Group, Inc., (3)	7.376%	BB+	1,317,469
147,600	Hartford Financial Services Group Inc.	7.875%	BBB–	4,630,212
395,100	Kemper Corporation	7.375%	Ba1	11,023,290
323,546	Maiden Holdings Limited	8.250%	BB	8,635,443

NUVEEN	43

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

163,333	Maiden Holdings NA Limited	7.750%		BBB–	$4,436,124
205,000	Reinsurance Group of America Inc.	6.200%		BBB	6,281,200
239,900	Reinsurance Group of America, Inc.	5.750%		BBB	6,422,123
74,800	Torchmark Corporation	6.125%		BBB+	1,991,176
	Total Insurance				68,542,349

	Oil, Gas & Consumable Fuels – 1.0%

219,800	Nustar Logistics Limited Partnership	7.625%		Ba2	5,593,910

	Thrifts & Mortgage Finance – 1.6%

172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,787,548
146,600	Federal Agricultural Mortgage Corporation	6.000%		N/R	4,307,108
	Total Thrifts & Mortgage Finance				9,094,656

	U.S. Agency – 4.9%

255,100	Farm Credit Bank of Texas, (3)	6.750%		Baa1	27,550,800
	Total $25 Par (or similar) Retail Preferred (cost $228,651,492)				250,050,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 10.9% (7.8% of Total Investments)

	Banks – 7.3%

$6,330	Bank of America Corporation	6.250%	N/A (4)	BB+	$6,630,675
2,850	Bank of America Corporation	6.300%	N/A (4)	BB+	3,105,608
5,390	ING Groep N.V, (5)	6.500%	N/A (4)	BBB–	5,154,188
12,110	JPMorgan Chase & Company	6.750%	N/A (4)	BBB–	13,637,676
9,955	JPMorgan Chase & Company	5.300%	N/A (4)	BBB–	10,248,673
2,110	M&T Bank Corporation	6.450%	N/A (4)	Baa2	2,347,375
38,745	Total Banks				41,124,195

	Capital Markets – 2.1%

11,735	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	11,914,603

	Diversified Financial Services – 0.6%

3,360	BNP Paribas, 144A, (5)	7.625%	N/A (4)	BBB–	3,491,040

	Food Products – 0.3%

1,410	Land O Lakes Capital Trust I, 144A, (6)	7.450%	3/15/28	BB+	1,515,750

	Insurance – 0.6%

2,600	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	3,096,902
$57,850	Total Corporate Bonds (cost $58,604,955)				61,142,490

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 84.0% (60.2% of Total Investments)

	Banks – 32.0%

$2,450	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (4)	Baa1	$2,663,696
2,200	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (5)	9.000%	N/A (4)	BB	2,271,500
600	Banco Santander SA, Reg S, (5)	6.375%	N/A (4)	Ba1	548,090
1,557	Bank of America Corporation	8.000%	N/A (4)	BB+	1,582,114
6,125	Bank of America Corporation	6.500%	N/A (4)	BB+	6,687,734
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,112,796
16,080	Barclays PLC, (5)	8.250%	N/A (4)	BB+	16,361,400

44	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$325	Citigroup Inc.	6.250%	N/A (4)	BB+	$350,188
8,120	Citigroup Inc.	6.125%	N/A (4)	BB+	8,443,014
8,435	Citigroup Inc.	5.875%	N/A (4)	BB+	8,492,948
4,540	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	4,471,900
4,895	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	5,298,098
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BBB	4,962,029
2,490	Credit Agricole SA, 144A, (5)	8.125%	N/A (4)	Ba1	2,620,725
4,250	Credit Agricole, S.A, 144A, (5)	6.625%	N/A (4)	Ba1	4,050,250
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	Baa1	6,395,970
3,790	HSBC Holdings PLC, (5)	6.875%	N/A (4)	BBB	3,903,700
7,485	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (4)	Ba3	6,792,638
21,445	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (4)	BB+	21,391,387
4,390	Nordea Bank AB, 144A, (5)	6.125%	N/A (4)	BBB	4,346,100
4,855	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	5,455,806
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	6,417,093
3,435	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (4)	BB–	3,340,538
14,900	Societe Generale, 144A, (5)	7.875%	N/A (4)	BB+	14,155,000
3,790	Standard Chartered PLC, 144A, (5)	6.500%	N/A (4)	BBB–	3,608,080
2,695	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	2,782,588
270	U.S. Bancorp.	5.125%	N/A (4)	A3	283,840
4,010	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	4,010,000
9,182	Wells Fargo & Company	7.980%	N/A (4)	BBB	9,765,516
11,675	Wells Fargo & Company	5.875%	N/A (4)	BBB	12,857,094
	Total Banks				179,421,832

	Capital Markets – 5.9%

3,500	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	3,570,000
9,407	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (4)	BB	9,736,245
2,380	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	2,418,675
3,100	Morgan Stanley	5.550%	N/A (4)	Ba1	3,138,750
2,105	State Street Corporation	5.250%	N/A (4)	Baa1	2,210,250
7,512	UBS Group AG, Reg S, (5)	7.125%	N/A (4)	BB+	7,704,683
3,865	UBS Group AG, Reg S, (5)	7.000%	N/A (4)	BB+	4,125,401
	Total Capital Markets				32,904,004

	Consumer Finance – 2.4%

3,635	American Express Company	5.200%	N/A (4)	Baa2	3,571,388
2,000	American Express Company	4.900%	N/A (4)	Baa2	1,930,000
7,600	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	7,708,300
	Total Consumer Finance				13,209,688

	Diversified Financial Services – 8.1%

15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (4)	BB	16,656,718
4,330	BNP Paribas, 144A, (5)	7.375%	N/A (4)	BBB–	4,416,600
6,040	BNP Paribas, 144A	7.195%	N/A (4)	BBB	6,688,545
2,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A+	2,531,250
10,823	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	13,230,506
1,697	Voya Financial Inc., (6)	5.650%	5/15/53	Baa3	1,637,605
	Total Diversified Financial Services				45,161,224

	Electric Utilities – 2.1%

10,705	Emera, Inc.	6.750%	6/15/76	BBB–	11,537,314

	Food Products – 1.9%

8,895	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	9,361,988
1,275	Land O’Lakes Inc., 144A	8.000%	N/A (4)	BB	1,341,938
	Total Food Products				10,703,926

	Industrial Conglomerates – 4.6%

24,127	General Electric Company	5.000%	N/A (4)	AA–	25,951,604

NUVEEN	45

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 21.9%

$7,215	Aviva PLC, Reg S	8.250%	N/A (4)	BBB	$7,785,923
1,265	AXA SA	8.600%	12/15/30	A3	1,778,362
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (4)	A	2,854,553
2,500	CNP Assurances, Reg S	7.500%	N/A (4)	BBB+	2,696,000
30,995	Financial Security Assurance Holdings, 144A, (6)	6.400%	12/15/66	BBB+	22,161,424
2,424	Friends Life Group PLC, Reg S	7.875%	N/A (4)	A–	2,635,841
2,299	La Mondiale SAM, Reg S	7.625%	N/A (4)	BBB	2,466,137
4,175	MetLife Capital Trust X, 144A, (6)	9.250%	4/08/68	BBB	5,965,031
3,655	MetLife Inc.	5.250%	N/A (4)	BBB	3,657,924
7,703	Provident Financing Trust I, (6)	7.405%	3/15/38	Baa3	8,658,403
3,325	Prudential Financial Inc., (6)	5.875%	9/15/42	BBB+	3,684,931
13,600	QBE Cap Funding III Limited, 144A	7.250%	5/24/41	BBB	15,164,000
2,335	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,565,581
20,020	Sirius International Group Limited, 144A	7.506%	N/A (4)	BB+	20,095,075
20,226	Symetra Financial Corporation, 144A, (6)	8.300%	10/15/37	Baa2	20,504,108
	Total Insurance				122,673,293

	Machinery – 0.4%

2,345	Stanley Black & Decker Inc., (6)	5.750%	12/15/53	BBB+	2,492,266

	Metals & Mining – 1.2%

6,170	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	6,679,025

	Real Estate Investment Trust – 2.8%

12,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	15,618,460

	Specialty Retail – 0.5%

2,850	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (4)	N/R	3,080,260

	U.S. Agency – 0.2%

752	Farm Credit Bank of Texas	10.000%	N/A (4)	Baa1	902,400
	Total $1,000 Par (or similar) Institutional Preferred (cost $458,997,975)				470,335,296
	Total Long-Term Investments (cost $746,254,422)				781,528,586
	Borrowings – (40.2)% (7), (8)				(225,000,000)
	Other Assets Less Liabilities – 0.6% (9)				3,193,492
	Net Assets Applicable to Common Shares – 100%				$559,722,078
Investments in Derivatives as of July 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$84,375,000	Receive	1-Month USD- LIBOR-ICE	1.735%	Monthly	1/03/17	12/01/18	12/01/20	$(3,085,601)	$(4,093,896)
JPMorgan Chase Bank, N.A.	84,375,000	Receive	1-Month USD- LIBOR-ICE	2.188	Monthly	1/03/17	12/01/20	12/01/22	(6,262,902)	(7,689,443)
	$168,750,000								$(9,348,503)	$(11,783,339)

46	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $120,681,261, representing 21.6% and 15.4% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(6)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The value of investments hypothecated as of the end of the reporting period was $54,041,948.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $539,434,563 have been pledged as collateral for borrowings.

(8)	Borrowings as a percentage of Total Investments is 28.8%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	47

JPS

Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 143.8% (97.1% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 30.7% (20.7% of Total Investments)

	Banks – 9.1%

105,300	AgriBank FCB, (3)	6.875%	BBB+	$11,369,115
51,284	Barclays Bank PLC	8.125%	BB+	1,340,564
13,391	Citigroup Inc., (4)	7.125%	BB+	402,801
645,113	Citigroup Inc.	6.875%	BB+	19,205,014
37,500	Cobank Agricultural Credit Bank, (3)	6.250%	BBB+	3,881,250
53,000	Cobank Agricultural Credit Bank, (3), (4)	6.200%	BBB+	5,407,659
86,000	Fifth Third Bancorp.	6.625%	Baa3	2,666,860
154,809	First Naigara Finance Group	8.625%	Baa3	4,008,005
30,590	HSBC Holdings PLC	8.000%	Baa1	820,730
1,176,064	ING Groep N.V	7.200%	Baa3	30,895,201
873,854	ING Groep N.V	7.050%	Baa3	23,069,746
2,164,700	PNC Financial Services	6.125%	Baa2	65,633,703
104,608	TCF Financial Corporation	7.500%	BB–	2,783,619
249,285	Wells Fargo & Company, (4)	5.850%	BBB	6,960,037
	Total Banks			178,444,304

	Capital Markets – 1.4%

601,766	Deutsche Bank Capital Funding Trust II	6.550%	BB+	15,116,362
369,239	Goldman Sachs Group, Inc.	5.500%	Ba1	9,995,300
38,534	Morgan Stanley	7.125%	Ba1	1,162,185
74,642	State Street Corporation	5.900%	Baa1	2,196,714
	Total Capital Markets			28,470,561

	Diversified Telecommunication Services – 2.8%

353,519	Qwest Corporation	7.500%	BBB–	9,060,692
297,370	Qwest Corporation	7.375%	BBB–	7,689,988
554,889	Qwest Corporation	7.000%	BBB–	14,499,250
161,854	Qwest Corporation, (4)	7.000%	BBB–	4,277,801
315,756	Qwest Corporation, (4)	6.875%	BBB–	8,437,000
159,600	Qwest Corporation	6.625%	BBB–	4,170,348
248,301	Qwest Corporation	6.125%	BBB–	6,388,785
	Total Diversified Telecommunication Services			54,523,864

	Electric Utilities – 1.0%

426,248	Alabama Power Company, (3)	6.450%	A3	11,428,775
203,256	Integrys Energy Group Inc., (3)	6.000%	Baa1	5,481,814
88,577	Interstate Power and Light Company	5.100%	BBB	2,449,154
22,048	NextEra Energy Inc.	5.625%	BBB	573,028
	Total Electric Utilities			19,932,771

	Food Products – 0.7%

91,900	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	9,741,400
32,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	3,381,017
	Total Food Products			13,122,417

	Insurance – 8.8%

2,331,106	Aegon N.V	6.375%	Baa1	60,398,956
20,165	Aflac Inc.	5.500%	Baa1	536,792
611,000	Allstate Corporation	5.100%	Baa1	17,059,120
54,297	American Financial Group	6.250%	Baa2	1,505,113
357,568	Arch Capital Group Limited	6.750%	BBB+	9,850,998
41,987	Aspen Insurance Holdings Limited	7.250%	BBB–	1,112,236
271,064	Aspen Insurance Holdings Limited	5.950%	BBB–	7,844,592
748,733	Axis Capital Holdings Limited	6.875%	BBB	19,751,577

48	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

131,293	Axis Capital Holdings Limited	5.500%		BBB	$3,498,958
731,369	Delphi Financial Group, Inc., (3)	7.376%		BB+	15,770,144
212,730	Hartford Financial Services Group Inc.	7.875%		BBB–	6,673,340
524,885	Prudential PLC	6.750%		A–	14,213,886
416,100	Reinsurance Group of America Inc.	6.200%		BBB	12,749,304
127,798	Torchmark Corporation	5.875%		BBB+	3,307,412
	Total Insurance				174,272,428

	Machinery – 0.0%

2,386	Stanley, Black, and Decker Inc., (4)	5.750%		BBB+	62,943

	Real Estate Investment Trust – 1.8%

76,450	DDR Corporation	6.250%		Baa3	1,979,291
152,294	Digital Realty Trust Inc.	7.375%		Baa3	4,355,608
513,113	Hospitality Properties Trust	7.125%		Baa3	13,525,658
18,139	Kimco Realty Corporation	5.625%		Baa2	476,149
82,301	Prologis Inc., (3)	8.540%		BBB–	5,804,797
176,879	Realty Income Corporation	6.625%		Baa2	4,658,993
130,203	Regency Centers Corporation	6.625%		Baa2	3,374,862
12,199	Ventas Realty LP	5.450%		BBB+	332,423
3,000	Welltower Inc.	6.500%		Baa2	79,650
	Total Real Estate Investment Trust				34,587,431

	U.S. Agency – 1.2%

229,000	Farm Credit Bank of Texas, (3)	6.750%		Baa1	24,732,000

	Wireless Telecommunication Services – 3.9%

58,738	Centaur Funding Corporation, Series B, 144A, (3)	9.080%		BBB–	69,898,220
90,850	Telephone and Data Systems Inc.	7.000%		BB+	2,318,492
136,397	Telephone and Data Systems Inc.	6.875%		BB+	3,551,778
11,826	United States Cellular Corporation	7.250%		Ba1	313,862
10,591	United States Cellular Corporation	6.950%		Ba1	275,578
	Total Wireless Telecommunication Services				76,357,930
	Total $25 Par (or similar) Retail Preferred (cost $545,765,263)				604,506,649

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7% (0.5% of Total Investments)

	Banks – 0.7%

10,632	Wells Fargo & Company	7.500%		BBB	$14,153,956
	Total Convertible Preferred Securities (cost $12,541,444)				14,153,956

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.3% (5.6% of Total Investments)

	Banks – 6.7%

$7,000	Barclays Bank PLC, (5)	7.625%	11/21/22	BBB–	$7,824,600
26,400	Barclays Bank PLC, (5)	7.750%	4/10/23	BBB–	28,050,000
1,250	Den Norske Bank	0.938%	N/A (6)	Baa2	655,000
1,250	Den Norske Bank	0.713%	N/A (6)	Baa2	648,750
16,000	ING Groep N.V, (5)	6.500%	N/A (6)	BBB–	15,300,000
54,000	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	60,812,100
13,225	Nordea Bank AB, 144A, (5)	5.500%	N/A (6)	BBB	13,109,281
5,000	Societe Generale, Reg S, (5)	8.250%	N/A (6)	BB+	5,087,500
124,125	Total Banks				131,487,231

	Capital Markets – 0.3%

2,910	Macquarie Bank Limited, Reg S, (5)	10.250%	6/20/57	BB+	3,084,466

NUVEEN	49

JPS	Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$2,676	UBS AG Stamford, (5)	7.625%	8/17/22	BBB+	$3,110,850
5,586	Total Capital Markets				6,195,316

	Construction & Engineering – 0.2%

4,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	N/A (6)	BBB	4,128,000

	Electric Utilities – 0.1%

2,900	WPS Resource Corporation	0.000%	12/01/66	Baa1	2,204,000

	Insurance – 0.8%

5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,325,000
900	AXA, Reg S	5.500%	N/A (6)	A3	935,190
6,150	Liberty Mutual Group Inc., 144A, (7)	7.697%	10/15/97	BBB+	8,117,914
12,050	Total Insurance				15,378,104

	Multi-Utilities – 0.1%

3,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	2,503,125

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB+	1,740,000
$153,261	Total Corporate Bonds (cost $157,370,016)				163,635,776

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 102.8% (69.4% of Total Investments)

	Banks – 56.5%

$27,800	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (6)	Baa1	$30,224,799
42,800	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (5)	9.000%	N/A (6)	BB	44,191,000
20,600	Banco Santander SA, Reg S, (5)	6.375%	N/A (6)	Ba1	18,817,770
20,394	Bank of America Corporation, (4)	8.000%	N/A (6)	BB+	20,722,955
11,300	Bank of America Corporation	6.500%	N/A (6)	BB+	12,338,188
10,700	Bank of America Corporation	6.300%	N/A (6)	BB+	11,659,651
3,600	Bank One Capital III, (7)	8.750%	9/01/30	Baa2	5,191,891
45,290	Barclays PLC, (5)	8.250%	N/A (6)	BB+	46,082,575
36,416	Barclays PLC, (5)	7.434%	N/A (6)	BB+	34,094,480
20,000	Chase Capital Trust III, Series C, (7)	0.777%	3/01/27	Baa2	17,100,000
10,000	Citigroup Inc.	8.400%	N/A (6)	BB+	11,037,500
3,000	Citigroup Inc.	6.250%	N/A (6)	BB+	3,232,500
39,300	Citigroup Inc., (4)	6.125%	N/A (6)	BB+	40,863,354
9,250	Citigroup Inc.	5.950%	N/A (6)	BB+	9,484,441
24,389	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	24,023,165
17,500	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	18,941,108
23,653	Credit Agricole SA, 144A, (5)	7.875%	N/A (6)	BB+	23,416,470
50,400	Credit Agricole SA, 144A, (5)	8.125%	N/A (6)	Ba1	53,046,000
3,000	Credit Agricole SA, Reg S, (5)	8.125%	N/A (6)	Ba1	3,170,865
1,000	Credit Agricole, S.A, 144A, (5)	6.625%	N/A (6)	Ba1	953,000
9,000	Credit Agricole, S.A, Reg S, (5)	7.875%	N/A (6)	BB+	8,910,000
11,000	DNB Bank ASA, Reg S, (5)	5.750%	N/A (6)	BBB	10,725,000
19,300	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	23,085,946
7,900	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	9,313,705
25,580	First Union Capital Trust II, Series A, (4), (7)	7.950%	11/15/29	Baa1	34,081,232
10,000	HSBC Bank PLC	1.188%	N/A (6)	A3	5,712,500
7,000	HSBC Bank PLC	0.975%	N/A (6)	A3	4,109,000
30,000	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	44,100,000
55,205	HSBC Holdings PLC, (5)	6.875%	N/A (6)	BBB	56,861,150
2,000	JP Morgan Chase & Company	5.300%	N/A (6)	BBB–	2,059,000
11,000	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	11,506,000
3,500	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	3,500,000

50	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$8,000	KeyCorp Capital III, (7)	7.750%	7/15/29	Baa2	$9,626,184
70,529	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (6)	BB+	70,352,678
9,850	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	10,785,750
4,800	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (6)	Ba1	5,208,000
44,500	M&T Bank Corporation	6.875%	N/A (6)	Baa2	44,833,750
9,100	M&T Bank Corporation, (4)	6.375%	N/A (6)	Baa1	9,464,000
12,330	Nordea Bank AB, Reg S, (5)	5.250%	N/A (6)	BBB	11,811,943
25,390	Nordea Bank AB, 144A, (5)	6.125%	N/A (6)	BBB	25,136,100
29,100	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	32,701,125
9,546	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	11,192,685
21,375	Royal Bank of Scotland Group PLC, (5)	8.000%	N/A (6)	BB–	21,241,406
58,786	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (6)	BB–	57,169,385
7,210	Skandinaviska Enskilda Bankenn AB, Reg S, (5)	5.750%	N/A (6)	BBB	7,079,571
59,900	Societe Generale, 144A, (5)	8.000%	N/A (6)	BB+	59,151,250
4,500	Societe Generale, 144A, (5)	7.875%	N/A (6)	BB+	4,275,000
2,450	Societe Generale, 144A	1.403%	N/A (6)	BB+	2,315,250
5,000	Societe Generale, Reg S, (5)	7.875%	N/A (6)	BB+	4,750,000
16,300	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa3	17,359,500
32,786	Svenska Handelsbanken AB, Reg S, (5)	5.250%	N/A (6)	BBB+	32,015,528
3,000	Swedbank AB, Reg S, (5)	5.500%	N/A (6)	BBB	2,996,250
29,525	Wells Fargo & Company, (4)	7.980%	N/A (6)	BBB	31,401,314
	Total Banks				1,113,421,914

	Capital Markets – 10.1%

18,700	Charles Schwab Corporation	7.000%	N/A (6)	BBB	21,598,500
12,100	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	12,342,000
36,300	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (6)	BB	37,570,500
6,200	Credit Suisse Group AG, 144A, (5)	6.250%	N/A (6)	BB	5,990,812
14,000	Credit Suisse Group AG, Reg S, (5)	7.500%	N/A (6)	BB	14,490,000
15,000	Credit Suisse Group AG, Reg S, (5)	6.250%	N/A (6)	BB	14,499,600
3,500	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	3,552,500
6,150	Morgan Stanley	5.550%	N/A (6)	Ba1	6,226,875
32,178	UBS Group AG, Reg S, (5)	7.125%	N/A (6)	BB+	33,003,365
5,000	UBS Group AG, Reg S, (5)	6.875%	N/A (6)	BB+	5,065,345
5,609	UBS Group AG, Reg S, (5)	7.000%	N/A (6)	BB+	5,986,901
39,800	UBS Group AG, Reg S, (5)	6.875%	N/A (6)	BB+	39,087,898
	Total Capital Markets				199,414,296

	Diversified Financial Services – 5.1%

5,000	BNP Paribas, Reg S, (5)	7.375%	N/A (6)	BBB–	5,100,000
29,185	BNP Paribas, 144A, (5)	7.375%	N/A (6)	BBB–	29,768,700
26,000	BNP Paribas, 144A, (5)	7.625%	N/A (6)	BBB–	27,014,000
2,861	Countrywide Capital Trust III, Series B, (7)	8.050%	6/15/27	BBB–	3,665,399
17,557	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	21,463,433
13,905	Voya Financial Inc.	5.650%	5/15/53	Baa3	13,418,325
	Total Diversified Financial Services				100,429,857

	Electric Utilities – 2.2%

15,000	Emera, Inc.	0.000%	6/15/76	BBB–	16,166,250
1,000	FPL Group Capital Inc.	6.350%	10/01/66	BBB	795,500
7,850	FPL Group Capital Inc., (7)	6.650%	6/15/67	BBB	6,459,216
23,482	PPL Capital Funding Inc., (7)	6.700%	3/30/67	BBB	19,842,290
	Total Electric Utilities				43,263,256

	Industrial Conglomerates – 4.9%

88,887	General Electric Company	5.000%	N/A (6)	AA–	95,609,079

	Insurance – 20.7%

3,598	Ace Capital Trust II, (7)	9.700%	4/01/30	BBB+	5,388,005
9,800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	12,760,502

NUVEEN	51

JPS	Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$4,400	Allstate Corporation	5.750%	8/15/53	Baa1	$4,620,000
1,200	Allstate Corporation, (7)	6.500%	5/15/57	Baa1	1,332,000
13,605	American International Group, Inc., (7)	8.175%	5/15/58	BBB	17,686,500
1,225	AON Corporation	8.205%	1/01/27	BBB	1,617,000
16,550	AXA SA, (7)	8.600%	12/15/30	A3	23,266,321
17,819	AXA SA, 144A	6.380%	N/A (6)	Baa1	19,437,856
32,854	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	23,737,015
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/01/67	BBB	978,000
16,150	Glen Meadows Pass Through Trust, 144A	6.505%	8/15/67	BBB–	11,984,592
8,100	Great West Life & Annuity Capital I, 144A, (7)	6.625%	11/15/34	A–	9,666,726
12,250	Great West Life & Annuity Insurance Capital LP II, 144A, (7)	7.153%	5/16/46	A–	10,810,625
11,688	Hartford Financial Services Group Inc., (7)	8.125%	6/15/68	BBB–	12,798,360
20,369	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	17,822,875
25,841	Liberty Mutual Group, 144A, (7)	7.800%	3/15/37	Baa3	28,748,113
3,277	Lincoln National Corporation	7.000%	5/17/66	BBB	2,363,536
11,390	Lincoln National Corporation, (7)	6.050%	4/20/67	BBB	8,143,850
26,100	MetLife Capital Trust IV, 144A, (7)	7.875%	12/15/37	BBB	32,350,950
31,700	MetLife Capital Trust X, 144A, (7)	9.250%	4/08/38	BBB	45,291,374
3,000	MetLife Inc.	10.750%	8/01/39	BBB	4,800,000
41,904	Nationwide Financial Services Inc., (7)	6.750%	5/15/37	Baa2	43,370,640
7,243	Oil Insurance Limited, 144A	3.613%	N/A (6)	Baa1	5,649,540
3,750	Provident Financing Trust I, (7)	7.405%	3/15/38	Baa3	4,215,113
305	Prudential Financial Inc.	8.875%	6/15/38	BBB+	340,075
27,180	Prudential Financial Inc., (7)	5.625%	6/15/43	BBB+	29,102,985
6,225	Prudential Financial Inc., (7)	5.875%	9/15/42	BBB+	6,898,856
1,300	Prudential PLC, Reg S	7.750%	N/A (6)	A–	1,341,633
5,010	The Chubb Corporation, (7)	6.375%	4/15/37	BBB+	4,510,503
5,405	XL Capital Ltd	6.500%	N/A (6)	BBB	3,729,450
17,200	XLIT Limited	3.687%	N/A (6)	BBB–	13,416,000
	Total Insurance				408,178,995

	Machinery – 0.3%

6,000	Stanley Black & Decker Inc., (7)	5.750%	12/15/53	BBB+	6,376,800

	Oil, Gas & Consumable Fuels – 1.3%

24,476	Enterprise Products Operating LP, (4), (7)	7.034%	1/15/68	Baa2	25,828,054

	Real Estate Investment Trust – 0.2%

3,722	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	3,736,717

	Road & Rail – 1.5%

25,485	Burlington Northern Santa Fe Funding Trust I, (7)	6.613%	12/15/55	A–	28,989,188
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,945,981,628)				2,025,248,156

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 1.3% (0.9% of Total Investments)

966,571	Blackrock Credit Allocation Income Trust IV				$12,826,397
648,621	John Hancock Preferred Income Fund III				13,076,200
	Total Investment Companies (cost $34,279,960)				25,902,597
	Total Long-Term Investments (cost $2,695,938,311)				2,833,447,134

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.3% (2.9% of Total Investments)

	REPURCHASE AGREEMENTS – 4.3% (2.9% of Total Investments)

$85,125	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $85,124,723, collateralized by $65,905,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $86,829,838	0.030%	8/01/16	$85,124,510
	Total Short-Term Investments (cost $85,124,510)			85,124,510
	Total Investments (cost $2,781,062,821) – 148.1%			2,918,571,644
	Borrowings – (47.9)% (9), (10)			(945,000,000)
	Other Assets Less Liabilities – (0.2)% (11)			(2,752,666)
	Net Assets Applicable to Common Shares – 100%			$1,970,818,978

Investments in Derivatives as of July 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$227,569,000	Receive	1-Month USD- LIBOR-ICE	1.462%	Monthly	1/03/17	12/01/18	12/01/20	$(6,226,375)	$(8,325,733)
JPMorgan Chase Bank, N.A.	227,569,000	Receive	1-Month USD- LIBOR-ICE	1.842	Monthly	1/03/17	12/01/20	12/01/22	(12,798,569)	(15,841,185)
	$455,138,000								$(19,024,944)	$(24,166,918)

NUVEEN	53

JPS	Nuveen Preferred Securities Income Fund
(formerly Nuveen Quality Preferred Income Fund 2)
	Portfolio of Investments (continued)	July 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $919,616,038, representing 46.7% and 31.5% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The value of investments hypothecated as of the end of the reporting period was $403,529,531.

(8)	A copy of the most recent financial statements for the investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,981,211,428 have been pledged as collateral for borrowings.

(10)	Borrowings as a percentage of Total Investments is 32.4%.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

54	NUVEEN

JPW

Nuveen Flexible Investment Income Fund
Portfolio of Investments	July 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 138.0% (99.7% of Total Investments)

	COMMON STOCKS – 21.8% (15.7% of Total Investments)

	Air Freight & Logistics – 0.7%

4,300	United Parcel Service, Inc., Class B	$464,830

	Banks – 1.4%

27,400	CIT Group Inc.	946,944

	Biotechnology – 1.3%

11,000	Gilead Sciences, Inc.	874,170

	Capital Markets – 2.0%

31,575	Ares Capital Corporation	478,046
36,338	Hercules Technology Growth Capital, Inc.	481,842
24,095	TPG Specialty Lending, Inc.	422,867
	Total Capital Markets	1,382,755

	Chemicals – 0.6%

59,800	CVR Partners LP	437,138

	Diversified Consumer Services – 0.8%

22,300	Stonemor Partners LP	588,051

	Industrial Conglomerates – 3.3%

37,800	Philips Electronics	1,003,968
11,500	Siemens AG, Sponsored ADR, (2)	1,248,233
	Total Industrial Conglomerates	2,252,201

	Insurance – 0.7%

15,600	Unum Group	521,196

	Media – 1.4%

30,032	National CineMedia, Inc., (3)	467,899
10,800	Viacom Inc., Class B	491,076
	Total Media	958,975

	Multiline Retail – 1.5%

23,200	Nordstrom, Inc.	1,026,136

	Pharmaceuticals – 4.1%

37,700	AstraZeneca PLC, Sponsored ADR	1,287,078
33,800	GlaxoSmithKline PLC, Sponsored ADR	1,523,365
	Total Pharmaceuticals	2,810,443

	Real Estate Investment Trust – 1.9%

11,100	Apartment Investment & Management Company, Class A	510,267
29,600	MGM Growth Properties LLC, Class A	802,456
	Total Real Estate Investment Trust	1,312,723

	Software – 0.7%

11,400	Oracle Corporation, (3)	467,856

	Tobacco – 1.4%

43,332	Vector Group Ltd.	957,204
	Total Common Stocks (cost $14,626,764)	15,000,622

NUVEEN	55

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 34.0% (24.6% of Total Investments)

	Banks – 4.3%

19,045	Boston Private Financial Holdings Inc.	6.950%	N/R	$505,645
13,800	Citigroup Inc.	6.875%	BB+	410,826
17,429	Cowen Group, Inc.	8.250%	N/R	460,126
15,629	FNB Corporation	7.250%	Ba2	508,255
19,850	HSBC Holdings PLC	8.000%	Baa1	532,576
20,000	Huntington BancShares Inc.	6.250%	Baa3	554,200
	Total Banks			2,971,628

	Capital Markets – 5.0%

17,138	Charles Schwab Corporation	6.000%	BBB	477,979
16,900	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	439,062
45,028	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,107,688
31,528	Morgan Stanley	7.125%	Ba1	950,884
18,213	Solar Capital Limited	6.750%	BBB–	460,789
	Total Capital Markets			3,436,402

	Consumer Finance – 2.3%

43,455	GMAC Capital Trust I	8.125%	B+	1,104,625
10,165	SLM Corporation, Series A	6.970%	Ba3	508,250
	Total Consumer Finance			1,612,875

	Electric Utilities – 0.7%

17,845	Entergy Arkansas Inc., (2)	6.450%	Baa3	448,356

	Food Products – 2.8%

30,300	CHS Inc.	7.100%	N/R	918,696
34,275	CHS Inc.	6.750%	N/R	1,002,544
	Total Food Products			1,921,240

	Insurance – 4.7%

20,934	Argo Group US Inc.	6.500%	BBB–	552,239
18,425	Endurance Specialty Holdings Limited	6.350%	BBB–	517,927
16,081	Kemper Corporation	7.375%	Ba1	448,660
5,227	Maiden Holdings NA Limited	8.000%	BBB–	136,425
19,325	Maiden Holdings NA Limited	7.750%	BBB–	524,867
39,300	National General Holding Company, (3)	7.625%	N/R	1,021,800
	Total Insurance			3,201,918

	Oil, Gas & Consumable Fuels – 0.7%

1,452	Scorpio Tankers Inc.	7.500%	N/R	37,389
17,500	Scorpio Tankers Inc.	6.750%	N/R	432,075
	Total Oil, Gas & Consumable Fuels			469,464

	Real Estate Investment Trust – 9.5%

12,282	Arbor Realty Trust Incorporated	7.375%	N/R	314,051
14,400	Cedar Shopping Centers Inc., Series A	7.250%	N/R	378,864
14,015	Colony Financial Inc.	7.500%	N/R	356,401
14,000	Coresite Realty Corporation	7.250%	N/R	370,300
27,300	Digital Realty Trust Inc.	7.375%	Baa3	780,780
35,115	Dupont Fabros Technology	0.000%	Ba2	987,433
18,530	Northstar Realty Finance Corporation	8.875%	N/R	476,962
19,000	Northstar Realty Finance Corporation	8.750%	N/R	482,980
17,725	Penn Real Estate Investment Trust	8.250%	N/R	466,522
8,844	Penn Real Estate Investment Trust	3.375%	N/R	233,482
10,976	Retail Properties of America	7.000%	BB	296,352
15,954	Summit Hotel Properties Inc.	7.875%	N/R	426,610
36,440	VEREIT, Inc.	6.700%	N/R	984,609
	Total Real Estate Investment Trust			6,555,346

56	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Real Estate Management & Development – 0.7%

17,670	Kennedy-Wilson Inc.	7.750%		BB–	$464,014

	Specialty Retail – 1.3%

36,085	TravelCenters of America LLC	8.000%		N/R	923,415

	Wireless Telecommunication Services – 2.0%

51,573	United States Cellular Corporation	7.250%		Ba1	1,410,006
	Total $25 Par (or similar) Retail Preferred (cost $21,412,982)				23,414,664

Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 4.5% (3.2% of Total Investments)

	Banks – 1.8%

928	Wells Fargo & Company	7.500%	N/A (5)	BBB	$1,235,409

	Diversified Telecommunication Services – 1.4%

9,700	Frontier Communications Corporation, (3)	11.125%	6/29/18	N/R	959,136

	Pharmaceuticals – 1.3%

1,000	Teva Pharmaceutical Industries Limited, (2)	7.000%	12/15/18	N/R	885,500
	Total Convertible Preferred Securities (cost $2,873,920)				3,080,045

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 64.4% (46.6% of Total Investments)

	Aerospace & Defense – 0.7%

$500	Triumph Group Inc.	4.875%	4/01/21	Ba3	$479,375

	Automobiles – 0.8%

425	General Motors Corporation	6.600%	4/01/36	BBB–	525,968

	Banks – 3.1%

225	Bank of America Corporation	6.300%	N/A (5)	BB+	245,180
850	Citigroup Inc.	5.950%	N/A (5)	BB+	875,245
900	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	1,013,534
1,975	Total Banks				2,133,959

	Beverages – 2.7%

1,125	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A–	1,378,041
435	Cott Beverages Inc.	6.750%	1/01/20	B–	456,206
1,560	Total Beverages				1,834,247

	Biotechnology – 1.2%

875	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	847,438

	Capital Markets – 1.1%

300	BGC Partners Inc.	5.375%	12/09/19	BBB–	316,631
475	Raymond James Financial Inc.	4.950%	7/15/46	BBB	475,872
775	Total Capital Markets				792,503

	Chemicals – 4.3%

925	A Schulman Inc., 144A	6.875%	6/01/23	B+	938,875
450	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	460,125
1,075	Trinseo Materials Operating, 144A	6.750%	5/01/22	B+	1,123,374
450	Univar Inc., 144A	6.750%	7/15/23	B	462,375
2,900	Total Chemicals				2,984,749

NUVEEN	57

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Commercial Services & Supplies – 3.4%

$425	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	$438,813
525	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	569,625
945	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	930,825
450	R.R. Donnelley & Sons Company	6.000%	4/01/24	BB–	423,000
2,345	Total Commercial Services & Supplies				2,362,263

	Consumer Finance – 2.1%

450	Ally Financial Inc.	5.750%	11/20/25	BB	468,563
900	Navient Corporation	8.000%	3/25/20	BB	961,875
1,350	Total Consumer Finance				1,430,438

	Diversified Telecommunication Services – 7.8%

1,650	CenturyLink Inc.	7.650%	3/15/42	BB+	1,476,750
2,195	Frontier Communications Corporation	11.000%	9/15/25	BB	2,345,905
785	GCI Inc.	6.875%	4/15/25	BB–	814,438
735	US West Communications Company	6.875%	9/15/33	BBB–	734,401
5,365	Total Diversified Telecommunication Services				5,371,494

	Food & Staples Retailing – 3.0%

1,250	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,326,563
675	Whole Foods Market Inc., 144A	5.200%	12/03/25	BBB–	730,449
1,925	Total Food & Staples Retailing				2,057,012

	Health Care Providers & Services – 1.2%

425	Kindred Healthcare Inc.	6.375%	4/15/22	B–	392,063
450	Molina Healthcare Inc., 144A	5.375%	11/15/22	BB	459,000
875	Total Health Care Providers & Services				851,063

	Hotels, Restaurants & Leisure – 1.7%

1,000	McDonald’s Corporation	4.875%	12/09/45	BBB+	1,196,018

	Household Durables – 1.4%

950	Tempur Sealy International, Inc., 144A	5.500%	6/15/26	BB	961,286

	Machinery – 5.7%

950	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	969,000
850	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	871,250
730	Meritor Inc.	6.750%	6/15/21	B+	700,800
1,350	Terex Corporation	6.000%	5/15/21	BB	1,373,625
3,880	Total Machinery				3,914,675

	Media – 2.7%

375	Dish DBS Corporation, 144A	7.750%	7/01/26	Ba3	388,828
1,550	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,495,750
1,925	Total Media				1,884,578

	Metals & Mining – 0.8%

500	ArcelorMittal	8.000%	10/15/39	BB+	530,000

	Real Estate Investment Trust – 3.0%

1,025	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	1,046,781
250	Iron Mountain Inc.	6.000%	8/15/23	BB–	265,625
250	Iron Mountain Inc.	5.750%	8/15/24	B	256,798
475	Select Income REIT	4.500%	2/01/25	Baa2	471,504
2,000	Total Real Estate Investment Trust				2,040,708

	Real Estate Management & Development – 2.3%

1,250	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	1,327,350

58	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development (continued)

$225	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	$227,250
1,475	Total Real Estate Management & Development				1,554,600

	Semiconductors & Semiconductor Equipment – 3.6%

425	Amkor Technology Inc.	6.625%	6/01/21	BB	428,188
1,150	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	1,020,625
925	Qorvo Inc., 144A	7.000%	12/01/25	BB+	1,002,469
2,500	Total Semiconductors & Semiconductor Equipment				2,451,282

	Specialty Retail – 2.8%

1,800	L Brands, Inc.	6.875%	11/01/35	BB+	1,908,900

	Technology Hardware, Storage & Peripherals – 4.6%

950	Hewlett Packard Enterprise Co, 144A	6.350%	10/15/45	A–	973,063
1,425	Seagate HDD Cayman	4.875%	6/01/27	BBB–	1,195,395
900	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	1,014,750
3,275	Total Technology Hardware, Storage & Peripherals				3,183,208

	Wireless Telecommunication Services – 4.4%

900	Altice Financing SA, 144A	7.500%	5/15/26	BB–	909,000
1,875	Viacom Inc.	6.875%	4/30/36	BBB+	2,153,684
2,775	Total Wireless Telecommunication Services				3,062,684
$42,950	Total Corporate Bonds (cost $42,728,525)				44,358,448

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 11.7% (8.4% of Total Investments)

	Banks – 5.7%

$900	Bank of America Corporation	6.500%	N/A (5)	BB+	$982,687
450	Citigroup Inc.	5.800%	N/A (5)	BB+	450,000
100	Citigroup Inc.	6.250%	N/A (5)	BB+	107,750
350	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	378,822
425	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	477,594
450	Wells Fargo & Company	5.875%	N/A (5)	BBB	495,563
1,000	Zions Bancorporation	7.200%	N/A (5)	BB–	1,055,000
	Total Banks				3,947,416

	Capital Markets – 0.3%

225	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	228,656

	Consumer Finance – 0.7%

475	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	481,769

	Electric Utilities – 1.1%

700	Emera, Inc.	0.000%	6/15/76	BBB–	754,425

	Food Products – 3.2%

1,495	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	1,573,487
575	Land O’Lakes Inc., 144A	8.000%	N/A (5)	BB	605,188
	Total Food Products				2,178,675

	Insurance – 0.7%

400	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	445,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $7,657,124)				8,035,941

NUVEEN	59

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2016

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 1.6% (1.2% of Total Investments)

	Financials – 1.6%

21,025	Merrill Lynch International Company CV, 144A, (2)			$1,111,382
	Total Common Stock Rights (cost $1,075,008)			1,111,382
	Total Long-Term Investments (cost $90,374,323)			95,001,102

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$277	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/29/16, repurchase price $277,235, collateralized by $215,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $287,831	0.030%	8/01/16	$277,234
	Total Short-Term Investments (cost $277,234)			277,234
	Total Investments (cost $90,651,557) – 138.4%			95,278,336
	Borrowings – (39.2)% (6), (7)			(27,000,000)
	Other Assets Less Liabilities – 0.8% (8)			542,781
	Net Assets Applicable to Common Shares – 100%			$68,821,117

Investments in Derivatives as of July 31, 2016

Call Options Written

Number of Contracts	Description	Notional Amount (9)	Expiration Date	Strike Price	Value
(138)	CIT Group Inc.	$(510,600)	10/21/16	$37	$(10,626)
(569)	CVR Partners LP	(569,000)	8/19/16	10	(1,423)
(116)	Nordstrom, Inc.	(522,000)	10/21/16	45	(25,288)
(156)	Unum Group	(561,600)	9/16/16	36	(5,850)
(979)	Total Call Options Written (premium received $62,794)	$(2,163,200)			$(43,187)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $54,626,684 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of Total Investments is 28.3%.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

60	NUVEEN

Statement of Assets and Liabilities	July 31, 2016

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,338,041,220, $746,254,422, $2,695,938,311 and $90,374,323, respectively)	$1,421,254,855	$781,528,586	$2,833,447,134	$95,001,102
Short-term investments, at value (cost approximates value)	6,077,118	—	85,124,510	277,234
Cash	1,779	—	—	—
Cash collateral at brokers(1)	—	8,820,000	—	—
Interest rate swaps premiums paid	2,582,545	2,434,836	5,141,974	—
Receivable for:
Dividends	1,437,536	410,163	1,545,658	66,635
Interest	10,540,817	7,327,627	35,126,384	924,305
Investments sold	6,080,413	5,225,497	879,329	181,149
Reclaims	103,738	76,514	178,015	—
Other assets	239,794	35,161	453,632	3,917
Total assets	1,448,318,595	805,858,384	2,961,896,636	96,454,342
Liabilities
Borrowings	404,100,000	225,000,000	945,000,000	27,000,000
Cash overdraft	—	1,402,016	—	—
Options written, at value (premiums received $156,444, $—, $— and $62,794, respectively)	148,573	—	—	43,187
Unrealized depreciation on interest rate swaps	12,137,778	11,783,339	24,166,918	—
Payable for:
Dividends	6,393,839	3,659,332	12,517,005	413,038
Investments purchased	3,337,521	3,555,210	6,006,527	29,137
Accrued expenses:
Interest on borrowings	58,832	32,758	129,292	27,501
Management fees	976,426	560,242	1,936,389	68,929
Trustees fees	228,619	32,618	441,383	164
Other	220,330	110,791	880,144	51,269
Total liabilities	427,601,918	246,136,306	991,077,658	27,633,225
Net assets applicable to common shares	$1,020,716,677	$559,722,078	$1,970,818,978	$68,821,117
Common shares outstanding	96,897,257	22,754,347	203,807,231	3,698,750
Net asset value (“NAV”) per common share outstanding	$10.53	$24.60	$9.67	$18.61
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$968,973	$227,543	$2,038,072	$36,988
Paid-in surplus	1,186,475,534	541,847,349	2,517,218,578	69,756,713
Undistributed (Over-distribution of) net investment income	(4,105,940)	(2,306,771)	7,301,841	(417,194)
Accumulated net realized gain (loss)	(233,702,908)	(3,536,868)	(669,081,418)	(5,201,776)
Net unrealized appreciation (depreciation)	71,081,018	23,490,825	113,341,905	4,646,386
Net assets applicable to common shares	$1,020,716,677	$559,722,078	$1,970,818,978	$68,821,117
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	61

Statement of Operations	Year Ended July 31, 2016

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $116,596, $33,828, $— and $8,422, respectively)	$47,026,077	$18,366,502	$36,252,356	$2,663,994
Interest	44,193,574	33,574,500	83,678,971	3,067,009
Other	373,909	209,689	472,846	—
Total investment income	91,593,560	52,150,691	120,404,173	5,731,003
Expenses
Management fees	11,386,857	6,613,310	15,445,924	787,500
Interest expense on borrowings	4,951,242	2,756,817	6,572,224	283,633
Custodian fees	184,990	95,730	220,393	54,764
Trustees fees	41,332	20,214	61,467	2,801
Professional fees	104,381	58,395	121,839	40,365
Shareholder reporting expenses	197,897	75,739	300,979	15,704
Shareholder servicing agent fees	3,917	164	5,451	141
Stock exchange listing fees	31,017	7,889	38,542	7,889
Investor relations expenses	116,988	64,961	186,523	31,492
Reorganization expenses	—	—	1,030,000	—
Other	42,311	28,670	202,333	10,850
Total expenses	17,060,932	9,721,889	24,185,675	1,235,139
Net investment income (loss)	74,532,628	42,428,802	96,218,498	4,495,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(10,668,071)	(4,958,896)	26,780,229	(3,108,172)
Options written	675,301	—	—	191,671
Swaps	(201,344)	(188,141)	(315,121)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,658,823	12,020,430	14,627,646	3,687,179
Options written	(34,447)	—	—	7,904
Swaps	(9,202,900)	(7,177,526)	(20,717,250)	—
Net realized and unrealized gain (loss)	11,227,362	(304,133)	20,375,504	778,582
Net increase (decrease) in net assets applicable to common shares from operations	$85,759,990	$42,124,669	$116,594,002	$5,274,446

See accompanying notes to financial statements.

62	NUVEEN

Statement of Changes in Net Assets

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$74,532,628	$77,143,927	$42,428,802	$44,685,722
Net realized gain (loss) from:
Investments and foreign currency	(10,668,071)	11,902,076	(4,958,896)	6,053,459
Options written	675,301	802,961	—	—
Securities sold short	—	—	—	—
Swaps	(201,344)	(2,050,447)	(188,141)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,658,823	(28,008,403)	12,020,430	(14,799,658)
Options written	(34,447)	42,318	—	—
Swaps	(9,202,900)	(6,433,583)	(7,177,526)	(6,203,119)
Net increase (decrease) in net assets applicable to common shares from operations	85,759,990	53,398,849	42,124,669	29,736,404
Distributions to Common Shareholders
From net investment income	(77,898,962)	(74,952,966)	(44,427,328)	(44,115,359)
From accumulated net realized gains	—	—	(4,150,107)	—
Return of Capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(77,898,962)	(74,952,966)	(48,577,435)	(44,115,359)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	89,735	—	37,720	—
Cost of shares repurchased and retired	—	(825,508)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	89,735	(825,508)	37,720	—
Net increase (decrease) in net assets applicable to common shares	7,950,763	(22,379,625)	(6,415,046)	(14,378,955)
Net assets applicable to common shares at the beginning of period	1,012,765,914	1,035,145,539	566,137,124	580,516,079
Net assets applicable to common shares at the end of period	$1,020,716,677	$1,012,765,914	$559,722,078	$566,137,124
Undistributed (Over-distribution of) net investment income at the end of period	$(4,105,940)	$1,637,742	$(2,306,771)	$1,261,626

See accompanying notes to financial statements.

NUVEEN	63

Statement of Changes in Net Assets (continued)

	Preferred Securities Income (JPS)		Flexible Investment Income (JPW)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$96,218,498	$82,458,770	$4,495,864	$5,071,834
Net realized gain (loss) from:
Investments and foreign currency	26,780,229	2,886,183	(3,108,172)	(1,921,095)
Options written	—	—	191,671	236,521
Securities sold short	—	—	—	2,461
Swaps	(315,121)	(2,270,269)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	14,627,646	(10,869,655)	3,687,179	(1,213,518)
Options written	—	—	7,904	11,703
Swaps	(20,717,250)	(7,688,673)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	116,594,002	64,516,356	5,274,446	2,187,906
Distributions to Common Shareholders
From net investment income	(98,299,558)	(87,983,215)	(4,498,378)	(5,478,707)
From accumulated net realized gains	—	—	—	(1,783,583)
Return of capital	—	—	(735,483)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(98,299,558)	(87,983,215)	(5,233,861)	(7,262,290)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	778,167,361	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	98,377	—	—	—
Cost of shares repurchased and retired	—	—	(92,957)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	778,265,738	—	(92,957)	—
Net increase (decrease) in net assets applicable to common shares	796,560,182	(23,466,859)	(52,372)	(5,074,384)
Net assets applicable to common shares at the beginning of period	1,174,258,796	1,197,725,655	68,873,489	73,947,873
Net assets applicable to common shares at the end of period	$1,970,818,978	$1,174,258,796	$68,821,117	$68,873,489
Undistributed (Over-distribution of) net investment income at the end of period	$7,301,841	$10,224,717	$(417,194)	$(555,988)

See accompanying notes to financial statements.

64	NUVEEN

Statement of Cash Flows	Year Ended July 31, 2016

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$85,759,990	$42,124,669	$116,594,002	$5,274,446
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(385,862,540)	(175,814,087)	(759,637,954)	(55,076,321)
Proceeds from sales and maturities of investments	392,869,468	187,072,995	660,623,742	58,262,018
Proceeds from (Purchases of) short-term investments, net	6,915,815	4,677,630	(50,946,490)	2,375,202
Proceeds from (Payments for) swap contracts, net	(201,344)	(188,141)	(315,121)	—
Premiums received for options written	1,166,113	—	—	349,668
Cash paid for terminated options written	(560,937)	—	—	(160,941)
Premiums received (paid) for interest rate swaps	(2,582,545)	(2,434,836)	(4,089,932)	—
Amortization (Accretion) of premiums and discounts, net	193,063	262,185	407,479	(24,646)
(Increase) Decrease in:
Cash collateral at brokers	—	(5,940,000)	—	—
Receivable for dividends	(149,717)	40,958	40,366	41,077
Receivable for interest	(1,340,849)	10,269	(7,443,498)	(200,950)
Receivable for investments sold	(2,456,941)	(4,898,940)	(879,329)	(181,149)
Receivable for reclaims	8,871	5,553	(62,950)	2,364
Other assets	8,960	(1,934)	1,933	170
Increase (Decrease) in:
Payable for investments purchased	(6,241,813)	416,233	2,756,895	(1,524,491)
Accrued interest on borrowings	35,560	19,800	102,467	4,556
Accrued management fees	(9,346)	(13,803)	775,260	(3,516)
Accrued Trustees fees	(4,630)	3,671	179,994	(37)
Accrued other expenses	(3,719)	(6,641)	(372,650)	11,804
Net realized (gain) loss from:
Investments and foreign currency	10,668,071	4,958,896	(26,780,229)	3,108,172
Options written	(675,301)	—	—	(191,671)
Swaps	201,344	188,141	315,121	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(30,658,823)	(12,020,430)	(14,627,646)	(3,687,179)
Options written	34,447	—	—	(7,904)
Swaps	9,202,900	7,177,526	20,717,250	—
Net cash provided by (used in) operating activities	76,316,097	45,639,714	(62,641,290)	8,370,672
Cash Flows from Financing Activities
Proceeds from borrowings	—	—	155,200,000	2,500,000
Repayments of borrowings	—	—	—	(5,500,000)
Increase (Decrease) in cash overdraft	—	1,402,016	—	—
Cash distributions paid to common shareholders	(77,795,407)	(48,522,819)	(92,558,710)	(5,277,715)
Cost of common shares repurchased and retired	—	—	—	(92,957)
Net cash provided by (used in) financing activities	(77,795,407)	(47,120,803)	62,641,290	(8,370,672)
Net Increase (Decrease) in Cash	(1,479,310)	(1,481,089)	—	—
Cash at the beginning of period	1,481,089	1,481,089	—	—
Cash at the end of period	$1,779	$—	$—	$—

Supplemental Disclosure of Cash Flow Information*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$4,915,682	$2,737,017	$6,469,757	$279,077
Non-cash financing activities not included herein consists of reinvestments of common share distributions	89,735	37,720	98,377	—
*	See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for more information of the non-cash activities related to Preferred Securities Income’s (JPS) Reorganization.

See accompanying notes to financial statements.

NUVEEN	65

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

Preferred Income Opportunities (JPC)
Year Ended 7/31:
2016	$10.45	$0.77		$0.11	$0.88	$(0.80)	$—	$(0.80)	$—		$10.53	$10.43
2015	10.67	0.80		(0.25)	0.55	(0.77)	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79		0.38	1.17	(0.76)	—	(0.76)	—	*	10.67	9.34
2013(g)	10.28	0.46		(0.04)	0.42	(0.44)	—	(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76		1.61	2.37	(0.76)	—	(0.76)	—		10.28	9.71
2011	9.62	0.51		(0.72)	(0.21)	(0.75)	—	(0.75)	0.01		8.67	8.01

Preferred and Income Term (JPI)
Year Ended 7/31:
2016	24.88	1.86		(0.01)	1.85	(1.95)	(0.18)	(2.13)	—		24.60	24.59
2015	25.51	1.96		(0.65)	1.31	(1.94)	—	(1.94)	—		24.88	22.28
2014	25.06	1.98		0.93	2.91	(1.97)	(0.49)	(2.46)	—		25.51	23.11
2013	23.81	1.89		1.32	3.21	(1.86)	(0.10)	(1.96)	—	*	25.06	23.68
2012(h)	23.88	—	*	(0.02)	(0.02)	—	—	—	(0.05)		23.81	25.50

	Borrowings at the End of Period(j)
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2016	$404,100	$3,526
2015	404,100	3,506
2014	402,500	3,572
2013(g)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416

Preferred and Income Term (JPI)
Year Ended 7/31:
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580
2013	225,000	3,535

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

66	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

9.01%	23.47%	$1,020,717	1.73%		7.58%		N/A	N/A	17%
5.36	6.76	1,012,766	1.63		7.55		N/A	N/A	44
11.97	8.50	1,035,146	1.67		7.73		N/A	N/A	41
4.09	0.63	995,460	1.67	***	7.47	***	N/A	N/A	27

28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34

7.96	20.97	559,722	1.77		7.73		N/A	N/A	23
5.30	4.83	566,137	1.66		7.80		N/A	N/A	26
12.34	8.71	580,516	1.73		7.96		N/A	N/A	37
13.69	0.41	570,298	1.72		7.51		N/A	N/A	57
(0.23)	2.00	476,252	0.97	***	(0.96	)***	N/A	N/A	—

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

Preferred Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(e)	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2016	—%	0.50%
2015	—	0.41
2014	—	0.43
2013(g)	—	0.45	***
Year Ended 12/31:
2012	—	0.52
2011	— **	0.43

Preferred and Income Term (JPI)
Year Ended 7/31:
2016	—%	0.50%
2015	—	0.41
2014	—	0.45
2013(i)	—	0.48	***

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Preferred Income Opportunities (JPC) for any fees or expenses.
(e)	Effective for periods beginning after December 31, 2011, Preferred Income Opportunities (JPC) no longer makes short sales of securities.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2013.
(h)	For the period July 26, 2012 (commencement of operations) through July 31, 2012.
(i)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
(j)	Preferred Income Term (JPI) did not utilize borrowings prior to the fiscal year ended July 31, 2013.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Offering Costs		Ending NAV	Ending Share Price

Preferred Securities Income (JPS)
Year Ended 7/31:
2016	$9.75	$0.69	$(0.07)	$0.62	$(0.70)	$—	$—	$(0.70)	$—		$—		$9.67	$9.63
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		—		9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—		—		9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—		—		9.45	8.47
2012	8.77	0.69	0.32	1.01	(0.66)	—	—	(0.66)	—		—		9.12	9.34

Flexible Investment Income (JPW)
Year Ended 7/31:
2016	18.59	1.21	0.22	1.43	(1.21)	—	(0.20)	(1.41)	—	*	—		18.61	16.78
2015	19.96	1.37	(0.78)	0.59	(1.47)	(0.49)	—	(1.96)	—		—		18.59	16.30
2014	18.91	1.42	1.14	2.56	(1.51)	—	—	(1.51)	—		—	*	19.96	18.28
2013(e)	19.10	0.03	(0.18)	(0.15)	—	—	—	—	—		(0.04)		18.91	19.80

	Borrowings at End of Period(i)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Preferred Securities Income (JPS)
Year Ended 7/31:
2016	$945,000	$3,086
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570

Flexible Investment Income (JPW)
Year Ended 7/31:
2016	27,000	3,549
2015	30,000	3,296
2014	30,000	3,465

68	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

6.77%	14.48%	$1,970,819	1.84%		7.31%		N/A		N/A		36%
5.47	10.35	1,174,259	1.64		6.92		1.64	(h)	6.92	(h)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32
12.32	25.17	1,097,385	1.80		8.13		N/A		N/A		19

8.49	12.89	68,821	1.91		6.96		N/A		N/A		63
3.19	(0.02)	68,873	1.82		7.15		N/A		N/A		122
14.26	0.80	73,948	1.70		7.51		N/A		N/A		71
(0.99)	(1.00)	66,297	1.40	**	1.93	**	N/A		N/A		3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Preferred Securities Income (JPS)
Year Ended 7/31:
2016	0.50%
2015	0.40
2014	0.43
2013	0.47
2012	0.55

Flexible Investment Income (JPW)
Year Ended 7/31:
2016	0.44%
2015	0.37
2014(g)	0.33 **

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Preferred Securities Income (JPS), respectively, for any fees or expenses.
(e)	For the period June 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.
(h)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.
(i)	Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal year ended July 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	69

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred Income Opportunities Fund (JPC) (“Preferred Income Opportunities (JPC)”)

•	Nuveen Preferred and Income Term Fund (JPI) (“Preferred and Income Term (JPI)”)

•	Nuveen Preferred Securities Income Fund (JPS) (“Preferred Securities Income (JPS)”)

•	Nuveen Flexible Investment Income Fund (JPW) (“Flexible Investment Income (JPW)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI), Preferred Securities Income (JPS) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and March 28, 2013, respectively.

The end of the reporting period for the Funds is July 31, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2016 (the “current fiscal period”).

Effective May 9, 2016, in conjunction with its reorganization, Preferred Securities Income Fund (JPS) changed its name from Nuveen Quality Preferred Income Fund 2.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities’ (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), Spectrum manages the investment portfolio of Preferred Securities Income (JPS), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities’ (JPC), Preferred and Income Term’s (JPI) and Preferred Securities Income’s (JPS) investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Preferred Income Opportunities’ (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

Preferred and Income Term’s (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 60% of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase.

Effective January 31, 2016, the 40% limit to the non-U.S. issuers for Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) was removed in order to allow for an increased number of contingent capital securities in each Fund’s portfolio.

Preferred Securities Income Fund’s (JPS) investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. The Fund invests at least 50% (80% for the period August 1, 2015 through October 18, 2015 and 65% for the period October 19, 2015 through May 8, 2016) of its managed assets in securities that,

70	NUVEEN

at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization. Effective May 8, 2016, the 45% limit to the non-U.S. issuers for the Fund was eliminated.

Flexible Investment Income’s (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund’s investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund’s portfolio of equity securities for the purpose of enhancing the Fund’s risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Fund Reorganizations

Effective prior to the opening of business on May 9, 2016, certain funds were reorganized into one, larger Fund included in this report (the “Reorganizations”) as follows:

Target Funds	Acquiring Fund
Nuveen Quality Preferred Income Fund (JTP)	Preferred Securities Income (JPS)
(“Quality Preferred Income (JTP)”)
Nuveen Quality Preferred Income Fund 3 (JHP)
(“Quality Preferred Income 3 (JHP)”)

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of a reorganization, the Target Funds transfer their assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Funds. The Target Funds are then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds become shareholders of the Acquiring Fund. Holders of common shares of the Target Funds receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Details of Preferred Securities Income’s (JPS) Reorganizations are further described in Note 9 – Fund Reorganizations.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

NUVEEN	71

Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. For Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), Flexible Investment Income (JPW) seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

72	NUVEEN

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

NUVEEN	73

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$47,521,726	$4,471,930	**	$—	$51,993,656
$25 Par (or similar) Retail Preferred	541,097,940	79,211,133	**	—	620,309,073
Convertible Preferred Securities	13,019,825	3,298,488	**	—	16,318,313
Corporate Bonds	—	126,702,609		—	126,702,609
$1,000 Par (or similar) Institutional Preferred	—	605,931,204		—	605,931,204

Short-Term Investments:
Repurchase Agreements	—	6,077,118		—	6,077,118

Investments in Derivatives:
Options Written	(148,573)	—		—	(148,573)
Interest Rate Swaps***	—	(12,137,778)		—	(12,137,778)
Total	$601,490,918	$813,554,704		$—	$1,415,045,622
Preferred and Income Term (JPI)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$177,872,167	$72,178,633	**	$—	$250,050,800
Corporate Bonds	—	61,142,490		—	61,142,490
$1,000 Par (or similar) Institutional Preferred	—	470,335,296		—	470,335,296

Investments in Derivatives:
Interest Rate Swaps***	—	(11,783,339)		—	(11,783,339)
Total	$177,872,167	$591,873,080		$—	$769,745,247
Preferred Securities Income (JPS)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$437,610,458	$166,896,191	**	$—	$604,506,649
Convertible Preferred Securities	14,153,956	—		—	14,153,956
Corporate Bonds	—	163,635,776		—	163,635,776
$1,000 Par (or similar) Institutional Preferred	—	2,025,248,156		—	2,025,248,156
Investment Companies	25,902,597	—		—	25,902,597

Short-Term Investments:
Repurchase Agreements	—	85,124,510		—	85,124,510

Investments in Derivatives:
Interest Rate Swaps***	—	(24,166,918)		—	(24,166,918)
Total	$477,667,011	$2,416,737,715		$—	$2,894,404,726
Flexible Investment Income (JPW)
Long-Term Investments*:
Common Stocks	$13,752,389	$1,248,233	**	$—	$15,000,622
$25 Par (or similar) Retail Preferred	22,966,308	448,356	**	—	23,414,664
Convertible Preferred Securities	2,194,545	885,500	**	—	3,080,045
Corporate Bonds	—	44,358,448		—	44,358,448
$1,000 Par (or similar) Institutional Preferred	—	8,035,941		—	8,035,941
Common Stock Rights	—	1,111,382	**	—	1,111,382

Short-Term Investments:
Repurchase Agreements	—	277,234		—	277,234

Investments in Derivatives:
Options Written	(43,187)	—		—	(43,187)
Total	$38,870,055	$56,365,094		$—	$95,235,149
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s

74	NUVEEN

dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Preferred Income Opportunities (JPC)	Value	% of Total Investments
Country:
United Kingdom	$88,013,838	6.2%
France	39,723,793	2.8
Australia	26,267,520	1.8
Switzerland	25,914,786	1.8
Other	90,504,096	6.3
Total non-U.S. securities	$270,424,033	18.9%
Preferred and Income Term (JPI)
Country:
United Kingdom	$76,952,727	9.8%
France	42,362,660	5.4
Switzerland	27,501,141	3.5
Australia	27,072,303	3.5
Other	66,170,977	8.5
Total non-U.S. securities	$240,059,808	30.7%

NUVEEN	75

Notes to Financial Statements (continued)

Preferred Securities Income (JPS)	Value	% of Total Investments
Country:
United Kingdom	$461,597,536	15.8%
France	211,446,152	7.3
Switzerland	158,805,272	5.4
Netherlands	152,867,336	5.2
Other	317,975,643	10.9
Total non-U.S. securities	$1,302,691,939	44.6%
Flexible Investment Income (JPW)
Country:
United Kingdom	$3,343,019	3.5%
Canada	2,731,863	2.9
Belgium	1,378,041	1.4
Germany	1,248,233	1.3
Other	3,365,857	3.6
Total non-U.S. securities	$12,067,013	12.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$6,077,118	$(6,077,118)	$—
Preferred Securities Income (JPS)	Fixed Income Clearing Corporation	85,124,510	(85,124,510)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	277,234	(277,234)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

76	NUVEEN

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Preferred Income Opportunities (JPC) and Flexible Investment Income (JPW) wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Average notional amount of outstanding options written*	$(8,107,700)	$(2,473,260)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Equity price	Options	—	$—	Options written, at value	$(148,573)
Flexible Investment Income (JPW)
Equity price	Options	—	$—	Options written, at value	$(43,187)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Preferred Income Opportunities (JPC)	Equity price	Options	$675,301	$(34,447)
Flexible Investment Income (JPW)	Equity price	Options	191,671	7,904

NUVEEN	77

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, the Funds’ use through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)
Average notional amount of interest rate swap contracts outstanding*	$228,592,000	$168,750,000	$305,978,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

78	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps*	$(12,137,778)
Preferred and Income Term (JPI)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps*	$(11,783,339)
Preferred Securities Income (JPS)
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps*	$(24,166,918)
*	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)	JPMorgan Chase Bank, N.A.	$—	$(12,137,778)	$—	$(12,137,778)	$8,834,616	$(3,303,162)
Preferred and Income Term (JPI)	JPMorgan Chase Bank, N.A.	$—	$(11,783,339)	$—	$(11,783,339)	$8,820,000	$(2,963,339)
Preferred Securities Income (JPS)	JPMorgan Chase Bank, N.A.	$—	$(24,166,918)	$—	$(24,166,918)	$17,711,374	$(6,455,544)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$(201,344)	$(9,202,900)
Preferred and Income Term (JPI)	Interest rate	Swaps	(188,141)	(7,177,526)
Preferred Securities Income (JPS)	Interest rate	Swaps	(315,121)	(20,717,250)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	79

Notes to Financial Statements (continued)

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Common shares:
Repurchased and retired	—	(88,813)	—	—
Issued to shareholders due to reinvestment of distributions	8,729	—	1,570	—

Weighted average common share:
Price per share repurchased and retired	$—	$9.27	$—	$—
Discount per share repurchased and retired	—%	12.73%	—%	—%

	Preferred Securities Income (JPS)		Flexible Investment Income (JPW)
	Year Ended 7/31/16	Year Ended 7/31/15	Year Ended 7/31/16	Year Ended 7/31/15
Common shares:
Issued in the Reorganizations	83,403,764	—	—	—
Repurchased and retired	—	—	(6,500)	—
Issued to shareholders due to reinvestment of distributions	10,454	—	—	—

Weighted average common share:
Price per share repurchased and retired	$—	$—	$14.28	$—
Discount per share repurchased and retired	—%	—%	15.28%	—%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Purchases	$385,862,540	$175,814,087	$759,637,954	$55,076,321
Sales and maturities	392,869,468	187,072,995	660,623,742	58,262,018

Transactions in options written for the following Funds during the current fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Flexible Investment Income (JPW)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	4,219	$226,569	1,249	$65,738
Options written	15,907	1,166,113	5,130	349,668
Options terminated in closing purchase transactions	(13,894)	(853,238)	(4,027)	(243,383)
Options exercised	(208)	(34,935)	(59)	(9,909)
Options expired	(4,564)	(348,065)	(1,314)	(99,320)
Options outstanding, end of period	1,460	$156,444	979	$62,794

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

80	NUVEEN

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Cost of investments	$1,346,061,670	$745,678,235	$2,800,165,223	$90,552,842
Gross unrealized:
Appreciation	$90,359,678	$42,128,463	$181,587,555	$5,497,681
Depreciation	(9,089,375)	(6,278,112)	(63,181,134)	(772,187)
Net unrealized appreciation (depreciation) of investments	$81,270,303	$35,850,351	$118,406,421	$4,725,494

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocations, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards, nondeductible reorganization expenses, reorganization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2016, the Funds’ tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Paid-in-surplus	$(98,640,698)	$694	$74,365,303	$(55)
Undistributed (Over-distribution of) net investment income	(2,377,348)	(1,569,871)	(841,816)	141,308
Accumulated net realized gain (loss)	101,018,046	1,569,177	(73,523,487)	(141,253)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$4,590,326	$858,294	$20,330,554	$—
Undistributed net long-term capital gains	—	—	—	—

[1]      Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2016 and paid on August 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2016 and July 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$77,898,377	$44,433,768	$92,646,305	$4,547,281
Distributions from net long-term capital gains[3]	—	4,143,412	—	—
Return of capital	—	—	—	735,483

2015	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$74,600,924	$44,012,972	$87,622,036	$6,521,833
Distributions from net long-term capital gains	—	—	—	740,458
Return of capital	—	—	—	—

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains if any.
[3]	The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2016.

NUVEEN	81

Notes to Financial Statements (continued)

As of July 31, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)[4]	Flexible Investment Income (JPW)
Expiration:
July 31, 2017	$204,895,930	$—	$318,462,924	$—
July 31, 2018	9,385,427	—	321,212,384	—
July 31, 2019	—	—	10,696,373	—
Not subject to expiration	19,456,396	3,580,539	—	5,299,726
Total	$233,737,753	$3,580,539	$650,371,681	$5,299,726

[4]	A portion of JPS’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2016, the Funds’ tax year end, $146,504,371 of Preferred Securities Income’s (JPS) capital loss carryforward was written off due to limitations under the Internal Revenue Code and related regulations.

As of July 31, 2016, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Preferred Income Opportunities (JPC)	Preferred Securities Income (JPS)
Expired capital loss carryforwards	$98,640,698	$232,620,226

During the Funds’ tax year ended July 31, 2016, the following Fund utilized capital loss carryforwards as follows:

Preferred Securities Income (JPS)
Utilized capital loss carryforwards	$23,698,469

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to Preferred Securities Income (JPS). During the current fiscal period, Preferred Securities Income (JPS) paid Spectrum commissions of $275,838.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

82	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2016, the complex-level fee rate for each of the Funds was 0.1610%.

Other Transactions with Affiliates

The Funds pays no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC), Preferred and Income Term (JPI), Preferred Securities Income (JPS), and Flexible Investment Income (JPW) have each entered into a committed financing agreement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Maximum commitment amount	$404,100,000	$225,000,000	$945,000,000	$35,000,000

As a result of the Reorganization, Preferred Securities Income (JPS) amended its Borrowings and increased its maximum commitment amount from $465.8 million to $945 million.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$404,100,000	$225,000,000	$945,000,000	$27,000,000

For Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum (0.75% per annum for Preferred Securities Income (JPS) effective February 26, 2016) on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than

NUVEEN	83

Notes to Financial Statements (continued)

20% of the maximum commitment amount. Flexible Investment Income’s (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed and 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)	Flexible Investment Income (JPW)
Average daily balance outstanding	$404,100,000	$225,000,000	$552,326,776	$26,575,137
Average annual interest rate	1.21%	1.21%	1.16%	1.06%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) each had Hypothecated Securities as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)
Hypothecated Securities	$144,435,630	$54,041,948	$403,529,531

Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Preferred Securities Income (JPS) earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Preferred Securities Income (JPS)
Rehypothecation Fees	$373,909	$209,689	$472,846

9. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

84	NUVEEN

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the Reorganizations, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 3 (JHP)
Cost of investments	$769,793,192	$295,420,741
Fair value of investments	787,463,443	300,767,053
Net unrealized appreciation (depreciation) of investments	17,670,251	5,346,312

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganizations were as follows:

Target Funds – Prior to Reorganizations	Quality Preferred Income (JTP)	Quality Preferred Income 3 (JHP)
Common shares outstanding	64,658,447	23,670,657
Net assets applicable to common shares	$562,581,184	$215,586,177
NAV per common share outstanding	$8.70	$9.11

Acquiring Fund – Prior to Reorganizations	Preferred Securities Income (JPS)
Common shares outstanding	120,393,013
Net assets applicable to common shares	$1,123,273,505
NAV per common share outstanding	$9.33

Acquiring Fund – Post Reorganizations	Preferred Securities Income (JPS)
Common shares outstanding	203,796,777
Net assets applicable to common shares	$1,901,440,866
NAV per common share outstanding	$9.33

Pro Forma Results of Operations

The beginning of the Target Funds’ current fiscal period was August 1, 2015. Assuming the Reorganizations had been completed on August 1, 2015, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	Preferred Securities Income (JPS)
Net investment income (loss)	$138,905,433
Net realized and unrealized gains (losses)	(11,494,330)
Change in net assets resulting from operations	127,411,103

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

NUVEEN	85

Notes to Financial Statements (continued)

Cost and Expenses

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

10. Subsequent Events

Borrowings

Subsequent to the current fiscal period, Preferred Securities Income (JPS) entered into a $150,000,000 reverse repurchase agreement as a means of leverage. In conjunction with receipt of the $150,000,000 the Fund paid down the outstanding balance on its Borrowings to $795,000,000.

86	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS	JPW
% QDI	58.19%	77.13%	50.27%	35.03%
% DRD	41.93%	49.84%	26.89%	32.05%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2016:

	JPC	JPI	JPS	JPW
% of Interest-Related Dividends	26%	21%	35%	42%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPW
Common shares repurchased	—	—	—	6,500

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	87

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

∎	BofA/Merrill Lynch Core Plus Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Index returns do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch U.S. High Yield Index: An index that tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

88	NUVEEN

∎	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPI Blended Benchmark Index (Old JPI Blended Index): A blended return consisting of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPI Blended Benchmark Index (New JPI Blended Index): The New JPI Blended Index is a blended return consisting of 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPS Blended Benchmark (Old Comparative Index): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

∎

JPS Blended Benchmark (New Comparative Index): A blended return consisting of: 1) 40% of the BofA/Merrill Lynch Contingent Capital Index (COCO), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the BofA/Merrill Lynch All Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade

NUVEEN	89

Glossary of Terms Used in this Report (Unaudited) (continued)

and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎	Russell 1000® Value Index: An index that measures the performance of those Russell 1000® Index companies with lower price-to-book- ratios and lower forecasted growth values. The Russell 1000® Value Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser(s) to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement(s) (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between: in the case of Nuveen Preferred Income Opportunities Fund (the “Preferred Income Opportunities Fund”), (a) the Adviser and Nuveen Asset Management, LLC (“NAM”), and (b) the Adviser and NWQ Investment Management Company, LLC (“NWQ”); in the case of Nuveen Preferred and Income Term Fund (the “Preferred and Income Fund”), the Adviser and NAM; in the case of Nuveen Preferred Securities Income Fund (the “Preferred Securities Fund”), the Adviser and Spectrum Asset Management, Inc. (“Spectrum” and, together with NAM and NWQ, the “Sub-Advisers”); and in the case of Nuveen Flexible Investment Income Fund (the “Flexible Investment Fund”), the Adviser and NWQ. Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well

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as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the respective Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Fund under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for the Preferred and Income Fund and the Flexible Investment Fund, which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the

94	NUVEEN

closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Preferred Income Opportunities Fund, the Board noted that, although the Fund ranked in the third quartile in its Performance Peer Group in the five-year period and the fourth quartile in the three-year period, the Fund was in the second quartile in the one-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance was satisfactory.

For the Preferred and Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the three-year period and first quartile in the one-year period and outperformed its benchmark in the one- and three-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Preferred Securities Fund, the Board noted that, although the Fund ranked in the fourth quartile in the three-year period in its Performance Peer Group, the Fund ranked in the second quartile in the one-year period and third quartile in the five-year period and, although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance was satisfactory.

For the Flexible Investment Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile and narrowly underperformed its benchmark in the one-year period. Although the Fund’s performance history was too short for a meaningful assessment of performance, the Board was satisfied with the Fund’s progress.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Preferred Income Opportunities Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; the Preferred and Income Fund had a net management fee higher than its peer average but a net expense ratio in line with its peer average; the Preferred Securities Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; and the Flexible Investment Fund had a net management fee and net expense ratio higher than its respective peer average (and the Independent Board Members noted that the higher expense ratio was generally due to the Fund’s small size compared to its peers and higher custodian costs associated with implementing a new trading system).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund other than the Preferred Securities Fund had at least one affiliated sub-adviser (i.e., NAM and/or NWQ). With respect to affiliated sub-advisers, including NAM and NWQ, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had at least one sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the sub-adviser(s). The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

With respect to Spectrum, the unaffiliated Sub-Adviser, the Independent Board Members considered the pricing schedule that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rate paid to Spectrum for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that the fees paid to Spectrum were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members

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reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that NAM and NWQ are affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to sub-advisers affiliated with Nuveen, including NAM and NWQ, the Independent Board Members reviewed such Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2015. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar year ending December 31, 2015. Similarly, with respect to sub-advisers unaffiliated with Nuveen, including Spectrum, the Independent Board Members considered information regarding the profitability of such sub-advisers in providing services to the applicable Nuveen funds. The Independent Board Members considered Spectrum’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the applicable Sub-Adviser(s) and that NAM and NWQ may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that NAM and NWQ may benefit from soft dollar arrangements if they do not have to pay for this research out of their own assets, the Board also recognized that any such research may benefit the applicable Funds to the extent it enhances the ability of such Sub-Advisers to manage the respective Funds.

With respect to Spectrum, such Sub-Adviser has not participated in soft dollar arrangements with respect to Fund portfolio transactions. The Board, however, noted that Spectrum served as its own broker for portfolio transactions for the Nuveen funds it sub-advised and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each applicable Fund and that the Advisory Agreements be renewed.

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Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		180

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		180

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		180

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		180

NUVEEN	99

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		180

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		180

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		180

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		180

∎ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		180

100	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		180

Interested Board Members:

∎ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		180

∎ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		180

NUVEEN	101

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers, LLC (since 2002) and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		181

∎ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		77

∎ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		181

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		181

∎ NATHANIEL T. JONES			Senior Vice President (since 2016), formerly, Vice President (2011-2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		181

∎ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		181

∎ DAVID J. LAMB			Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		77

∎ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		181

102	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		181

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		181

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		181

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	103

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-C-0716D        19244-INV-Y-09/17

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for all claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated January 27, 2003.(1)

(1)(b)	Amended and Restated Declaration of Trust of Registrant, dated May 7 , 2007.(3)

(1)(c)	Amended and Restated Declaration of Trust of Registrant, dated April 2, 2012.(3)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(3)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014.(3)

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015.(3)

(6)(c)	Renewal of Investment Management Agreement, dated July 27, 2016.(3)

(6)(d)	Investment Sub-Advisory Agreement, dated October 1, 2014.(3)

(6)(e)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015.(3)

(6)(f)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2016.(3)

(6)(g)	Investment Sub-Advisory Agreement, dated October 1, 2014.(3)

(6)(h)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015.(3)

(6)(i)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2016.(3)

(7)	Not applicable.

(8)	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees, Amended and Restated as of January 1, 2013.(3)

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.(3)

(9)(b)	Appendix A to Custodian Agreement, dated July 15, 2015, updated as of April 14, 2016.(3)

(10)	Not applicable.

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(2)

(13)(b)	Amendment to Transfer Agency and Service Agreement, dated February 24, 2011.(3)

(13)(c)	Amendment to Transfer Agency and Service Agreement, dated July 1, 2011.(3)

(13)(d)	Amendment to Transfer Agency and Service Agreement, dated July 15, 2015.(3)

(13)(e)	Amendment to Transfer Agency and Service Agreement, dated October 29, 2015.(3)

(13)(f)	Amendment to Transfer Agency and Service Agreement, dated April 28, 2016.(3)

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney.(3)

(17)	Form of Proxy is filed herein and appears following the Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(1)	Filed on January 31, 2003 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-102903) and incorporated by reference herein.
(2)	Filed on March 25, 2003 as an exhibit to the Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-102903) and incorporated by reference herein.
(3)	Filed on December 13, 2016 as an exhibit to Registrant’s Registration Statement on Form N-14 (File No. 333-215072) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that an executed opinion of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 7th day of February, 2017.

Nuveen Preferred Income Opportunities Fund

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Cedric H. Antosiewicz	Chief Administrative Officer		February 7, 2017
Cedric H. Antosiewicz	(principal executive officer)

/s/ Stephen D. Foy	Vice President and Controller		February 7, 2017
Stephen D. Foy	(principal financial and accounting officer)

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)
		)	By: /s/ Gifford R. Zimmerman
William C. Hunter*	Trustee	)	Gifford R. Zimmerman
		)	Attorney-in-Fact
David J. Kundert*	Trustee	)	February 7, 2017
)
Albin F. Moschner*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Terence J. Toth*	Trustee	)
)
Margaret L. Wolff*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus.

(14)	Consent of Independent Auditor.